UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program, Inc.

(Exact name of Registrant as specified in charter)

Four Tower Bridge, 200 Barr Harbor Drive, Suite 100 West Conshohocken, PA	19428
(Address of chief executive offices)	(Zip code)

Richard J. Flannery
President and Chief Executive Officer
TIFF Investment Program, Inc.
Four Tower Bridge, 200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428

with a copy to:
Bruce G. Leto
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000
Date of fiscal year end:	12/31/2010
Date of reporting period:	1/1/2010 – 12/31/2010

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/10 through 12/31/10 is filed herewith)

ANNUAL REPORT
December 31, 2010	A Report of the TIFF INVESTMENT PROGRAM
About TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program, Inc. (TIP) comprises a family of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of four mutual funds at present: TIFF Multi-Asset Fund (MAF), TIFF International Equity Fund (IEF), TIFF US Equity Fund (USEF), and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds.

MAF, IEF, and USEF operate primarily on a multi-manager basis. With respect to such funds, TAS has responsibility for the time-intensive task of selecting money managers and other vendors, and for MAF, TAS has responsibility for the all important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund's assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2010. Additional discussion of the performance of the mutual funds described herein has been provided to members via the TIFF Marketable Investments quarterly reports.

For Further Information

As always, we would welcome the opportunity to discuss any aspect of TIFF's services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 28, 2011

Copyright© 2011 ■ All rights reserved ■ This report may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund
December 31, 2010
Portfolio Management Review (unaudited)

Performance Review

TIFF Multi-Asset Fund (MAF) marked its 15th year in existence and produced solid absolute annual gains for the year ended December 31, 2010. MAF returned +13.18% during calendar year 2010 before the deduction of entry and exit fees (+12.06% after such deductions). For the same period, the fund’s primary performance benchmark, CPI + 5%, returned +6.56%, and its secondary benchmark, the MAF Constructed Index (CI), returned +11.37%. By comparison, the MSCI All Country World (ACW) Index, the broad-based global securities market index presented as a benchmark in MAF’s prospectus and this annual report in accordance with applicable regulatory requirements, returned +12.67% during calendar year 2010. For complete, annualized performance data, see the table on page 4.

MAF’s performance came amid a backdrop of rapidly shifting investor sentiment sparked by pronounced sovereign debt concerns in Europe and renewed efforts by the US central bank to boost economic growth. The fund outperformed the CI by 1.81% (before deduction of entry and exit fees) during 2010. MAF did so through returns generated by the fund’s external managers above their respective benchmarks and the valuation-based asset allocation decisions implemented by TAS, the fund’s advisor. MAF’s increase in equity exposure in general, and exposure to Asian and emerging market stocks in particular, helped in both absolute and relative terms.

The bulk of MAF’s outperformance in 1Q was attributable to security selection by underlying managers, in particular those that held more cyclically oriented names in their portfolios and those that invested just about anywhere other than Europe, where the Greek debt crisis forced EU officials to craft an aid package and take steps to shore up the euro. During 1Q, the MSCI Europe Index fell 1.80% in US dollars, while the rest of the world gained 5.55%, as evidenced by the USD-based return of the MSCI World ex Europe Index. Staff’s asset allocation decisions also contributed to MAF’s excess returns. For example, MAF benefited from being underweight the only segment of the CI to decline during the quarter: commodities, whose benchmark, the Dow Jones-UBS Commodity Index Total Return, fell 5.03%.

MAF added about 3% of fund assets to active managers in 1Q, including an allocation to an external fund manager new to MAF’s roster: London-based Theleme Partners. Led by Patrick DeGorce, formerly of The Children’s Investment Fund, Theleme takes long positions in securities (primarily equities) of companies that the manager expects will compound capital at high rates of return. It shorts securities where the manager believes high valuations and other factors can produce attractive returns. MAF also shifted marginal dollars toward a value-oriented manager whose strategies TAS continues to believe offer the potential to outperform market indices in the event that additional fear creeps into the markets and leads to higher dividend yields and increased volatility.

In 2Q, global equity markets experienced their worst drawdown since bottoming on March 9, 2009. The MSCI ACW Index fell 12.12% during the period. Security selection by our underlying managers continued to account for most of MAF’s outperformance during the quarter. Although we remained skeptical about the attractiveness of broad equity markets to long-term investors at prices that existed during the quarter, we continued our practice of hunting for talented investment partners. In 2Q, we found what we believe to be such a partner and allocated about 3% of MAF’s capital to California-based Mission Value Partners, a firm pursuing what it views as attractive equity investments in selected Japanese companies.

The third quarter saw a sharp turnaround in broad equity markets, as the MSCI ACW Index surged 14.34%. MAF’s returns were dampened relative to the CI because the fund held less market exposure than the CI in those asset classes that comprised 95% of the CI’s return for the quarter: equities, high yield bonds, REITs and commodity futures. In lieu of market risk, the fund incurred active risk via

TIFF Multi-Asset Fund
December 31, 2010

external managers’ long and short investments. In general, these investments, which we believe position the fund to capture relative returns between securities, produced gains insufficient to compensate fully for an underweight to sharply rising markets.

During 4Q, MAF slightly reduced its exposure to total return assets (notably to high yield bonds) and slightly increased its exposure to hedging assets (notably to cash equivalents). Global markets, exemplified by the MSCI ACW Index, pushed forward, albeit at a slower pace than in 3Q. The MSCI ACW rose 8.73% in 4Q while the CI increased almost 5.57%, and MAF managed to capture all but 22 basis points* of the CI’s gain.

Strategy Overview

The fund seeks to achieve a total return (price appreciation plus dividends and interest income) that, over a majority of market cycles, exceeds inflation plus 5% per annum by employing a globally diversified portfolio. Such diversification is designed to constitute a hedge against catastrophic losses during times when the fund’s main engine of growth — its total return segment — may be misfiring. MAF’s asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets’ mean-reverting tendencies to the maximum economic extent in light of trading costs. MAF generally maintains its desired alignment of exposures versus the CI by deploying equity futures, currency futures, Treasury futures, and swaps as needed. On occasion, the fund has used options as a hedging device when pricing is attractive.

Outlook

MAF entered 2011 with asset segment weights tilted modestly away from global stocks and high yield bonds and modestly toward cash and other hedging assets, reflecting TAS’s view that the preservation of purchasing power and the maintenance of a substantially hedged portfolio is a prudent position for the fund given current market and economic conditions. Indeed, roughly one-third of MAF’s portfolio is invested in inflation-linked bonds and Treasury bills. If those two segments only preserve capital, we must earn on average a 7.5% real return (accounting for inflation) on the remainder of the fund’s assets for MAF as a whole to earn 5% real. Five percent real is a fast rabbit but not one inconsistent with the types of return opportunities that we perceive our managers to be finding on a bottom-up basis.

We remind ourselves frequently of two facts that are fundamental to all we do: the future cannot be known, and many of MAF’s 366 members have allocated substantial fractions of their endowed assets to the fund. These facts compel us to do our utmost to invest the fund’s capital in ways that balance the risks between the potential for short-term losses and the need to achieve long-term returns sufficient to help members preserve the purchasing power of their endowments across generations.

*A basis point is one-hundredth of a percent, or 0.01%.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund
December 31, 2010

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in non-US securities, which may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if the manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 20% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.”

Fund Performance (unaudited)
Total return for the periods ended 12/31/10

	Calendar Year 2010	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	13.18%	2.55%	7.37%	7.67%	8.54%	263.57%
After Deduction of Entry/Exit Fees	12.06%	2.22%	7.16%	7.57%	8.47%	259.95%
MSCI ACW Index*	12.67%	-4.29%	3.44%	3.20%	6.61%	170.91%
CPI + 5% per annum**	6.56%	6.50%	7.28%	7.44%	7.48%	211.69%
MAF Constructed Index***	11.37%	0.36%	5.39%	6.03%	7.96%	234.00%

Total return assumes dividend reinvestment. MAF’s gross expense ratio for calendar year 2009, including the fees and expenses associated with investments in acquired funds, was 1.35% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such acquired fund fees and expenses, the expense ratio was 0.69%. Expense ratios will differ for 2010. These expense ratios have been restated here and in MAF’s prospectus to show an estimate of what the fund’s expenses would have been in 2009 had a new Money Manager Agreement approved by TIP’s board at its May 2010 meeting been in effect during 2009. The restatement includes only the effects of the base fee portion of the new Money Manager Agreement’s fee schedule but not the performance fee portion.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACW Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI ACW Index is presented as a benchmark for the fund solely to comply with SEC regulations. The SEC does not approve or disapprove of these securities. One cannot invest directly in an index.
**	The CPI (Consumer Price Index — All Urban Consumers) is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for MAF because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most MAF members are subject.
***	At December 31, 2010, the Constructed Index comprised segment benchmarks at the following weights: 51% blended global stocks index; 6% Barclays Capital High Yield 2% Issuer Capped Bond Index; 5% Dow Jones-UBS Commodity Index Total Return; 5% MSCI US REIT Index; 20% Barclays Capital US Government Inflation-Linked Bond Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. Performance of the Constructed Index generated after June 30, 2009, is reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies to active portfolio management. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The allocations, segment weights, and segment benchmarks of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. The blended global stocks index is calculated by TAS and comprised of the MSCI World Index (W) and the MSCI Emerging Markets Index (EM), weighted as follows: EM is 1.5 times the percentage weight of emerging markets in the MSCI ACW Index; W weight is 100% – EM weight.

TIFF Multi-Asset Fund
December 31, 2010
Performance of a $1,000,000 Investment (unaudited)
Ten-year period ended 12/31/10

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Dow Jones-UBS Commodity Index Total Return.  The Dow Jones-UBS Commodity Index Total Return comprises exchange-traded futures contracts on 19 physical commodities. The index reflects the return on fully collateralized futures positions. Futures contracts are rolled prior to maturity. The index’s composition is based on contract liquidity and dollar-adjusted historical commodity production volumes adjusted as needed to limit exposure to any single commodity at an annual rebalancing date to a minimum of 2%. Moreover, no commodity sector (e.g., energy, precious metals, livestock or grains) may constitute more than one-third of the index’s weight at annual rebalancing dates.

MSCI Europe Index.  The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI World ex Europe Index.  The MSCI World ex Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World ex Europe Index consists of the following 8 developed market country indices: Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore, and the United States.

TIFF Multi-Asset Fund
December 31, 2010
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense*			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period 7/1/10 – 12/31/10	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period 7/1/10 – 12/31/10
1) Actual	$1,000	$1,149.40	$4.28	$1,000	$1,149.40	$4.01
2) Hypothetical	$1,000	$1,021.22	$4.02	$1,000	$1,021.48	$3.77
*	Expenses are equal to the fund’s annualized expense ratio of 0.79% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.74%. The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.
**	Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund
December 31, 2010
Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$14.39	$11.70	$16.65	$16.29	$14.92
Income (loss) from investment operations
Net investment income (a)	0.19	0.18	0.40	0.44	0.36
Net realized and unrealized gain (loss) on investments	1.67	3.10	(4.68)	1.73	2.03
Total from investment operations	1.86	3.28	(4.28)	2.17	2.39
Less distributions from
Net investment income	(0.70)	(0.61)	(0.37)	(0.80)	(0.49)
Net realized gains	(0.01)	—	(0.05)	(1.03)	(0.56)
Return of capital	—	—	(0.28)	—	—
Total distributions	(0.71)	(0.61)	(0.70)	(1.83)	(1.05)
Entry/exit fee per share (a)	0.01	0.02	0.03	0.02	0.03
Net asset value, end of year	$15.55	$14.39	$11.70	$16.65	$16.29
Total return (b)	13.18%	28.75%	(25.98)%	13.53%	16.53%
Ratios/supplemental data
Net assets, end of year (000s)	$3,876,799	$3,060,722	$2,079,472	$2,218,641	$1,599,583
Ratio of expenses to average net assets (c)	0.81%	0.65%	0.53%	0.70%	0.67%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.76%	0.60%	0.44%	0.60%	0.53%
Ratio of net investment income to average net assets	1.28%	1.40%	2.71%	2.54%	2.26%
Portfolio turnover	48%	90%	112%	71%	62%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2010

	Number of Shares	Value
Investments — 103.0% of net assets
Common Stocks — 40.1%
US Common Stocks — 17.3%
Aerospace & Defense — 0.2%
AAR Corp. (a)	100,000	$2,747,000
General Dynamics Corp.	2,900	205,784
L-3 Communications Holdings, Inc.	3,300	232,617
Lockheed Martin Corp.	6,700	468,397
Northrop Grumman Corp.	16,757	1,085,519
Raytheon Co.	34,262	1,587,701
		6,327,018
Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	14,229	776,903
FedEx Corp.	102,200	9,505,622
United Parcel Service, Inc. (UPS), Class B	50,300	3,650,774
		13,933,299
Airlines — 0.2%
AMR Corp. (a)	283,429	2,207,912
Delta Air Lines, Inc. (a)	248,108	3,126,161
US Airways Group, Inc. (a)	149,725	1,498,747
		6,832,820
Automobiles — 0.0%
Fleetwood Enterprises, Inc. (a) (b) (d)	690,543	—
Ford Motor Co. (a)	27,600	463,404
		463,404
Beverages — 0.1%
Coca-Cola Co. (The)	6,100	401,197
Constellation Brands, Inc., Class A (a)	193,100	4,277,165
		4,678,362
Biotechnology — 0.0%
Amgen, Inc. (a)	11,400	625,860
Biogen Idec, Inc. (a)	8,600	576,630
Gilead Sciences, Inc. (a)	9,200	333,408
		1,535,898
Capital Markets — 0.2%
Ameriprise Financial, Inc.	13,363	769,041
Franklin Resources, Inc.	5,100	567,171
Legg Mason, Inc.	123,638	4,484,350
T. Rowe Price Group, Inc.	10,000	645,400
		6,465,962
Chemicals — 0.2%
International Flavors & Fragrances, Inc.	47,000	2,612,730
Monsanto Co.	28,938	2,015,242
Nalco Holding Co.	85,200	2,721,288
PPG Industries, Inc.	3,000	252,210
Scotts Miracle-Gro Co. (The), Class A	37,614	1,909,663
Sherwin-Williams Co. (The)	1,672	140,030
		9,651,163
Commercial Banks — 0.4%
CIT Group, Inc. (a)	30,590	1,440,789
Fifth Third Bancorp	33,200	487,376
M&T Bank Corp.	14,119	1,229,059
Marshall & Ilsley Corp.	205,800	1,424,136

	Number of Shares	Value
Preferred Bank/Los Angeles CA (a)	91,765	$161,506
Regions Financial Corp.	163,700	1,145,900
Synovus Financial Corp.	341,600	901,824
Wells Fargo & Co.	248,533	7,702,038
		14,492,628
Commercial Services & Supplies — 0.1%
KAR Auction Services, Inc. (a)	145,500	2,007,900
Pitney Bowes, Inc.	8,200	198,276
Viad Corp.	91,650	2,334,326
		4,540,502
Computers & Peripherals — 0.4%
Apple, Inc. (a)	1,400	451,584
Dell, Inc. (a)	900,190	12,197,575
Hewlett-Packard Co.	64,470	2,714,187
QLogic Corp. (a)	100,000	1,702,000
		17,065,346
Construction & Engineering — 0.1%
KBR, Inc.	70,000	2,132,900
Consumer Finance — 0.1%
American Express Co.	51,033	2,190,336
Capital One Financial Corp.	12,600	536,256
		2,726,592
Distributors — 0.1%
Genuine Parts Co.	100,400	5,154,536
Diversified Consumer Services — 0.2%
DeVry, Inc.	30,400	1,458,592
ITT Educational Services, Inc. (a)	20,000	1,273,800
K12, Inc. (a)	34,664	993,470
Sotheby’s	50,553	2,274,885
		6,000,747
Diversified Financial Services — 0.3%
Bank of America Corp.	580,176	7,739,548
Citigroup, Inc. (a)	90,218	426,731
JPMorgan Chase & Co.	32,797	1,391,249
Moody’s Corp.	35,157	933,067
NYSE Euronext	7,700	230,846
		10,721,441
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	173,500	5,097,430
Cincinnati Bell, Inc. (a)	302,428	846,798
FairPoint Communications, Inc. (a)	2,195	49
General Communications, Inc., Class A (a)	292,615	3,704,506
Level 3 Communications, Inc. (a)	661,226	648,002
Verizon Communications, Inc.	136,700	4,891,126
		15,187,911
Electric Utilities — 0.2%
Edison International	111,200	4,292,320
Entergy Corp.	4,700	332,901
Exelon Corp.	8,900	370,596
NV Energy, Inc.	180,800	2,540,240
		7,536,057
Electrical Equipment — 0.0%
Babcock & Wilcox Co. (a)	72,700	1,860,393

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Electronic Equipment, Instruments & Components — 0.2%
Checkpoint Systems, Inc. (a)	223,829	$4,599,686
Rogers Corp. (a)	40,000	1,530,000
		6,129,686
Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	3,487	199,352
Cal Dive International, Inc. (a)	103,814	588,625
Parker Drilling Co. (a)	142,500	651,225
Tidewater, Inc.	73,500	3,957,240
		5,396,442
Food & Staples Retailing — 0.5%
BJ’s Wholesale Club, Inc. (a)	13,200	632,280
Costco Wholesale Corp.	114,163	8,243,710
CVS Caremark Corp.	12,200	424,194
Kroger Co. (The)	104,032	2,326,156
Safeway, Inc.	17,300	389,077
SUPERVALU, Inc.	5,034	48,477
Sysco Corp.	16,000	470,400
Wal-Mart Stores, Inc.	91,500	4,934,595
Walgreen Co.	17,400	677,904
		18,146,793
Food Products — 0.2%
ConAgra Foods, Inc.	170,600	3,852,148
H.J. Heinz Co.	92,800	4,589,888
		8,442,036
Health Care Equipment & Supplies — 0.3%
Accuray, Inc. (a)	241,663	1,631,225
Baxter International, Inc.	94,300	4,773,466
Cooper Companies, Inc. (The)	30,900	1,740,906
Kinetic Concepts, Inc. (a)	75,000	3,141,000
		11,286,597
Health Care Providers & Services — 0.9%
Aetna, Inc.	16,500	503,415
AmerisourceBergen Corp.	15,000	511,800
Brookdale Senior Living, Inc. (a)	457,500	9,795,075
Cardinal Health, Inc.	13,800	528,678
CIGNA Corp.	5,300	194,298
Emeritus Corp. (a)	382,051	7,530,225
Health Management Associates, Inc., Class A (a)	64,283	613,260
Humana, Inc. (a)	9,200	503,608
Lincare Holdings, Inc.	135,000	3,622,050
PharMerica Corp. (a)	89,800	1,028,210
UnitedHealth Group, Inc.	19,000	686,090
VCA Antech, Inc. (a)	65,843	1,533,483
WellPoint, Inc. (a)	106,272	6,042,626
		33,092,818
Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc.	173,300	3,618,504
McDonald’s Corp.	5,100	391,476
MGM Resorts International (a)	163,766	2,431,925
Royal Caribbean Cruises Ltd. (a)	4,800	225,600
Ruby Tuesday, Inc. (a)	144,800	1,891,088
Yum! Brands, Inc.	164,000	8,044,200
		16,602,793

	Number of Shares	Value
Household Durables — 0.6%
American Greetings Corp., Class A	104,049	$2,305,726
Beazer Homes USA, Inc. (a)	724,227	3,903,583
Cavco Industries, Inc. (a)	2,455	114,624
KB Home	586,851	7,916,620
Lennar Corp., Class A	190,300	3,568,125
Mohawk Industries, Inc. (a)	2,007	113,917
Pulte Homes, Inc. (a)	251,482	1,891,145
Toll Brothers, Inc. (a)	248,500	4,721,500
		24,535,240
Household Products — 0.1%
Colgate-Palmolive Co.	3,800	305,406
Procter & Gamble Co. (The)	52,800	3,396,624
		3,702,030
Industrial Conglomerates — 0.1%
3M Co.	25,300	2,183,390
General Electric Co.	158,600	2,900,794
		5,084,184
Insurance — 0.5%
Aflac, Inc.	7,200	406,296
Berkshire Hathaway, Inc., Class B (a)	71,950	5,763,915
Brown & Brown, Inc.	110,000	2,633,400
Chubb Corp.	9,500	566,580
Everest Re Group Ltd.	71,600	6,073,112
MBIA, Inc. (a)	239,987	2,877,444
Mercury General Corp.	26,816	1,153,356
Travelers Companies, Inc. (The)	11,700	651,807
		20,125,910
Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (a)	45,942	8,269,560
Blue Nile, Inc. (a)	54,727	3,122,722
Liberty Media Holding Corp., Interactive, Series A (Tracking) (a) (c)	69,440	1,095,069
Priceline.com, Inc. (a)	13,956	5,576,120
		18,063,471
Internet Software & Services — 0.1%
AOL, Inc. (a)	1,656	39,264
eBay, Inc. (a)	74,595	2,075,979
		2,115,243
IT Services — 0.5%
Alliance Data Systems Corp. (a)	16,329	1,159,849
CACI International, Inc., Class A (a)	41,200	2,200,080
CoreLogic, Inc.	69,100	1,279,732
DST Systems, Inc.	32,047	1,421,285
Fiserv, Inc. (a)	4,100	240,096
Forrester Research, Inc.	22,466	792,825
Gartner Group, Inc., Class A (a)	183,792	6,101,894
International Business Machines Corp. (IBM)	9,100	1,335,516
Jack Henry & Associates, Inc.	100,000	2,915,000
Visa, Inc., Class A	6,500	457,470
		17,903,747
Machinery — 0.1%
Caterpillar, Inc.	3,600	337,176
Dover Corp.	7,100	414,995
John Bean Technologies Corp.	134,500	2,707,485

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Parker Hannifin Corp.	4,600	$396,980
		3,856,636
Media — 1.6%
Ascent Media Corp., Series A (a)	713	27,636
Cablevision Systems Corp.	414,739	14,034,768
CBS Corp., Class A	26,253	499,595
CBS Corp., Class B	368,849	7,026,574
CC Media Holdings, Inc., Class A (a) (d)	88,498	796,482
Comcast Corp., Class A	9,900	217,503
DIRECTV, Class A (a)	348,525	13,916,603
Discovery Communications, Inc., Series A (a)	10,686	445,606
Discovery Communications, Inc., Series C (a)	8,206	301,078
Interpublic Group of Companies, Inc. (The) (a)	36,112	383,509
John Wiley & Sons, Inc., Class A	10,000	452,400
Liberty Global, Inc., Class A (a)	137,119	4,851,270
Liberty Global, Inc., Class C (a)	104,201	3,531,372
Liberty Media — Starz, Series A (a)	5,415	359,989
Liberty Media Holding Corp., Capital, Series A (Tracking) (a) (c)	14,464	904,868
Live Nation, Inc. (a)	294,000	3,357,480
Madison Square Garden, Inc., Class A (a)	12,964	334,212
McGraw-Hill Companies, Inc. (The)	14,200	517,022
Primedia, Inc.	129,268	542,926
Sun-Times Media Group, Inc. (a)	41,415	41
Time Warner Cable, Inc.	3,500	231,105
Time Warner, Inc.	65,034	2,092,144
Walt Disney Co. (The)	221,000	8,289,710
		63,113,893
Metals & Mining — 0.2%
Alcoa, Inc.	226,000	3,478,140
Freeport-McMoRan Copper & Gold, Inc.	19,000	2,281,710
Haynes International, Inc.	19,500	815,685
Nucor Corp.	59,800	2,620,436
Southern Copper Corp.	12,300	599,502
		9,795,473
Multi-Utilities — 0.0%
Public Service Enterprise Group, Inc.	15,900	505,779
Multiline Retail — 0.1%
Big Lots, Inc. (a)	87,900	2,677,434
Saks, Inc. (a)	163,600	1,750,520
Target Corp.	5,600	336,728
		4,764,682
Office Electronics — 0.1%
Xerox Corp.	96,655	1,113,466
Zebra Technologies Corp., Class A (a)	93,579	3,555,066
		4,668,532
Oil, Gas & Consumable Fuels — 2.0%
Berry Petroleum Co., Class A	20,000	874,000
Bill Barrett Corp. (a)	94,000	3,866,220
Cabot Oil & Gas Corp.	7,700	291,445
Chesapeake Energy Corp.	579,400	15,012,254
Chevron Corp.	100,400	9,161,500
ConocoPhillips	15,500	1,055,550

	Number of Shares	Value
Consol Energy, Inc.	93,100	$4,537,694
Denbury Resources, Inc. (a)	3,115	59,465
Devon Energy Corp.	37,514	2,945,224
EOG Resources, Inc.	58,800	5,374,908
EQT Corp.	54,800	2,457,232
Exxon Mobil Corp.	164,060	11,996,067
Forest Oil Corp. (a)	30,000	1,139,100
Hess Corp.	7,300	558,742
Marathon Oil Corp.	17,600	651,728
Murphy Oil Corp.	6,200	462,210
Southwestern Energy Co. (a)	291,600	10,914,588
Stone Energy Corp. (a)	82,506	1,839,059
Ultra Petroleum Corp. (a)	79,800	3,812,046
Valero Energy Corp.	24,900	575,688
		77,584,720
Personal Products — 0.1%
Estee Lauder Companies, Inc. (The), Class A	36,950	2,981,865
Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.	19,489	516,069
Eli Lilly & Co.	10,400	364,416
Forest Laboratories, Inc. (a)	9,900	316,602
Johnson & Johnson	99,000	6,123,150
Merck & Co., Inc.	208,266	7,505,906
Pfizer, Inc.	368,657	6,455,184
		21,281,327
Professional Services — 0.1%
Heidrick & Struggles International, Inc.	8,606	246,562
Towers Watson & Co., Class A	58,396	3,040,096
		3,286,658
Real Estate Investment Trusts (REITs) — 2.6%
AvalonBay Communities, Inc.	52,600	5,920,130
Boston Properties, Inc.	175,500	15,110,550
Brandywine Realty Trust	360,600	4,200,990
Coresite Realty Corp.	484,900	6,614,036
Digital Realty Trust, Inc.	57,100	2,942,934
Duke Realty Corp.	494,000	6,155,240
EastGroup Properties, Inc.	71,700	3,034,344
Essex Property Trust, Inc.	71,300	8,143,886
First Industrial Realty Trust, Inc. (a)	768,311	6,730,404
Health Care REIT, Inc.	104,000	4,954,560
Kilroy Realty Corp.	81,781	2,982,553
Macerich Co. (The)	69,421	3,288,473
Mission West Properties, Inc.	263,437	1,762,394
OMEGA Healthcare Investors, Inc.	342,400	7,683,456
Simon Property Group, Inc.	99,470	9,896,270
SL Green Realty Corp.	139,124	9,392,261
UDR, Inc.	108,900	2,561,328
Vornado Realty Trust	2,200	183,326
		101,557,135
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc., Class A (a)	165,951	3,398,677
Road & Rail — 0.1%
CSX Corp.	5,200	335,972
J.B. Hunt Transport Services, Inc.	1,688	68,887

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Kansas City Southern (a)	104,353	$4,994,335
Union Pacific Corp.	5,600	518,896
		5,918,090
Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc.	31,500	442,575
Cabot Microelectronics Corp. (a)	82,329	3,412,537
Intel Corp.	28,100	590,943
LSI Corp. (a)	292,908	1,754,519
Texas Instruments, Inc.	22,000	715,000
		6,915,574
Software — 0.3%
Activision Blizzard, Inc.	38,000	472,720
CA, Inc.	9,100	222,404
Microsoft Corp.	238,215	6,650,963
Oracle Corp.	15,500	485,150
Parametric Technology Corp. (a)	140,276	3,160,418
Symantec Corp. (a)	15,300	256,122
		11,247,777
Specialty Retail — 0.1%
AutoZone, Inc. (a)	2,200	599,698
Blockbuster, Inc., Class B (a) (b) (d)	146,876	—
Gap, Inc. (The)	20,200	447,228
Penske Automotive Group, Inc. (a)	107,700	1,876,134
PetSmart, Inc.	47,700	1,899,414
TJX Companies, Inc. (The)	8,200	363,998
		5,186,472
Textiles, Apparel & Luxury Goods — 0.1%
Coach, Inc.	10,400	575,224
Hanesbrands, Inc. (a)	166,450	4,227,830
Nike, Inc., Class B	2,400	205,008
		5,008,062
Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp. (a)	96,650	984,863
Washington Mutual, Inc. (a)	33,600	1,902
		986,765
Tobacco — 0.1%
Altria Group, Inc.	36,150	890,013
Philip Morris International, Inc.	43,696	2,557,527
		3,447,540
Trading Companies & Distributors — 0.0%
W.W. Grainger, Inc.	3,800	524,818
Wireless Telecommunication Services — 0.2%
NII Holdings, Inc., Class B (a)	64,930	2,899,774
United States Cellular Corp. (a)	65,690	3,280,558
		6,180,332
		670,144,776
Foreign Common Stocks — 22.8%
Australia — 0.6%
Alumina Ltd.	1,840,773	4,664,308
Amcor Ltd.	137,063	945,735
Australia and New Zealand Banking Group Ltd.	54,133	1,291,986
BHP Billiton Ltd.	26,815	1,246,493
DuluxGroup Ltd.	21,411	60,185
EDT Retail Trust – REIT (a)	22,767,056	1,583,156

	Number of Shares	Value
Iluka Resources Ltd. (a)	58,820	$547,859
ING Industrial Fund – REIT	4,290,432	2,303,342
Orica Ltd.	21,623	550,407
QBE Insurance Group Ltd.	186,938	3,468,462
Santos Ltd.	48,251	648,529
Telstra Corp. Ltd.	896,431	2,557,187
Westfield Group – REIT	132,551	1,298,248
Westfield Retail Trust – REIT (a)	132,551	348,423
		21,514,320
Austria — 0.0%
Andritz AG	3,338	306,943
BWIN Interactive Entertainment AG	6,094	240,174
Oesterreichische Post AG	9,775	324,779
		871,896
Bahamas — 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	111,807	718,919
Belgium — 0.0%
Ageas, Strip VVPR (a) (d)	39,332	53
Anheuser-Busch InBev NV	27,879	1,592,776
		1,592,829
Bermuda — 0.1%
Lazard Ltd., Class A	90,869	3,588,417
Brazil — 0.6%
Companhia de Concessoes Rodoviarias	107,900	3,049,137
HRT Participacoes em Petroleo SA (a)	11,841	11,349,631
Petroleo Brasileiro SA – ADR	86,200	3,261,808
Redecard SA	130,200	1,651,333
Vale SA – ADR	143,100	4,324,482
		23,636,391
Canada — 1.6%
AbitibiBowater, Inc. (a)	66,735	40,942
Ace Aviation Holdings, Inc., Class A (a)	125,246	1,611,079
Agrium, Inc.	5,600	513,800
BCE, Inc.	42,695	1,517,491
BCE, Inc. – NYSE Shares	13,900	492,894
Bell Aliant Regional Communications Income Fund (b) (d) (e)	1,558	40,725
Bombardier, Inc., Class B	1,260,011	6,348,843
Cameco Corp. – NYSE Shares	121,700	4,914,246
Canadian Natural Resources Ltd.	139,900	6,240,134
Catalyst Paper Corp. (a)	352,814	83,387
Encana Corp.	112,500	3,291,386
Fairfax Financial Holdings Ltd.	20,500	8,432,359
First Quantum Minerals Ltd.	23,000	2,498,240
Fraser Papers, Inc. (a) (b) (d)	101,580	—
Groupe Aeroplan, Inc.	57,097	784,990
Imperial Oil Ltd.	102,220	4,161,559
Jazz Air Income Fund (UNIT) (b) (d) (e)	8,875	46,415
Kinross Gold Corp.	170,800	3,238,368
MEG Energy Corp. (a) (f)	38,600	1,765,980
Nortel Networks Corp. (a)	22,767	314
Onex Corp.	30,752	934,962
Research In Motion Ltd. (a)	9,200	534,796
Rogers Communications, Inc., Class B – TSE Shares	229,296	7,979,123
Suncor Energy, Inc.	170,129	6,549,872

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Yellow Media, Inc.	25,361	$158,140
		62,180,045
Chile — 0.1%
Enersis SA – SPADR	143,100	3,322,782
China — 0.4%
China Communications Construction Co. Ltd., Class H	1,614,984	1,410,289
China Construction Bank Corp., Class H	4,648,080	4,179,237
China Real Estate Information Corp. – ADR (a)	168,600	1,618,560
China Shenhua Energy Co. Ltd.	446,000	1,869,964
PetroChina Co. Ltd. – ADR	18,500	2,432,565
Shui On Land Ltd.	6,023,300	2,878,116
Tsingtao Brewery Co. Ltd., Class H	554,000	2,897,213
		17,285,944
Denmark — 0.2%
Bang & Olufsen A/S, Class B (a)	9,300	96,713
Carlsberg A/S, Class B	9,868	987,552
Coloplast A/S, Class B	10,160	1,380,879
Danske Bank A/S (a)	14,020	359,382
GN Store Nord A/S (GN Great Nordic) (a)	106,021	965,163
Novo Nordisk A/S, Class B	8,998	1,012,769
Topdanmark A/S (a)	1,198	158,388
Vestas Wind Systems A/S (a)	17,660	557,710
William Demant Holding A/S (a)	12,888	952,047
		6,470,603
Finland — 0.1%
Cargotec Oyj, B Shares	4,620	241,132
Kone Oyj, Class B	1,571	87,281
Metso Oyj	38,003	2,121,604
Nokia Oyj	21,630	223,890
Outokumpu OYJ	8,250	153,190
Sampo Oyj, Class A	71,427	1,914,783
Tieto Oyj	16,678	315,406
Wartsila Oyj Corp.	3,774	288,076
		5,345,362
France — 1.5%
Accor SA	200,000	8,914,745
Alcatel Lucent – SPADR (a)	39,116	115,783
Alstom SA	2,552	122,150
Atos Origin SA (a)	1,560	83,134
AXA SA	44,226	738,021
BNP Paribas	19,715	1,258,610
Carrefour SA	342,184	14,116,825
Edenred (a)	210,388	4,983,524
Eurofins Scientific	3,666	264,131
France Telecom SA	300,491	6,273,345
GDF Suez, Strip VVPR (a) (d)	9,765	13
Groupe Eurotunnel SA Registered	76,639	674,660
Imerys SA	2,359	157,508
Legrand SA	36,461	1,486,083
Neopost SA	8,973	782,575
SA des Ciments Vicat	2,946	246,123
Sanofi-Aventis	26,363	1,692,881
Societe BIC SA	4,751	408,276

	Number of Shares	Value
Societe Generale, Class A	77,938	$4,196,972
Technip SA	2,537	234,710
Thales SA	16,321	571,726
Total SA	143,108	7,599,468
Vinci SA	43,666	2,378,269
		57,299,532
Germany — 0.6%
Adidas AG	3,390	221,427
Alstria Office AG	91,796	1,287,336
Axel Springer AG	1,156	188,463
BASF SE	27,435	2,188,646
Bayer AG	2,831	209,203
Bayerische Motoren Werke AG	14,903	1,171,211
Celesio AG	4,652	115,682
Daimler AG Registered (a)	32,909	2,230,105
Deutsche Bank AG Registered	4,971	259,693
Deutsche Telekom AG	324,148	4,186,177
E.ON AG	37,929	1,163,293
Fresenius Medical Care AG & Co.	32,320	1,867,578
GEA Group AG	6,495	187,630
Hannover Rueckversicherung AG	4,069	218,198
IVG Immobilien AG (a)	315,439	2,722,567
MLP AG	5,765	58,547
RWE AG	53,576	3,574,330
Siemens AG Registered	3,645	451,268
		22,301,354
Gibraltar — 0.0%
PartyGaming plc (a)	25,433	81,558
Hong Kong — 1.5%
Asia Satellite Telecommunications Holdings Ltd.	47,000	81,627
Cheung Kong Holdings Ltd.	512,000	7,873,881
China Mobile Ltd.	243,000	2,412,098
Esprit Holdings Ltd.	26,269	124,668
First Pacific Co.	4,219,200	3,799,043
Greentown China Holdings Ltd.	2,062,192	2,284,837
Henderson Land Development Co. Ltd.	318,557	2,169,059
Hong Kong & Shanghai Hotels Ltd. (The)	1,106,244	1,894,355
Hong Kong Aircraft Engineering Co. Ltd.	55,600	928,699
i-Cable Communications Ltd. (a) (d)	2,031,000	253,416
Jardine Matheson Holdings Ltd.	269,400	11,840,881
Jardine Strategic Holdings Ltd.	388,500	10,799,975
Mandarin Oriental International Ltd.	253,000	523,673
Midland Holdings Ltd.	1,620,000	1,326,233
New World Development Ltd.	2,524,457	4,737,627
Next Media Ltd. (a)	1,930,000	265,645
Silver Grant International Ltd.	562,000	192,286
SmarTone Telecommunications Holdings Ltd.	1,109,000	2,119,915
Television Broadcasts Ltd.	356,000	1,916,985
Wheelock & Co. Ltd.	562,000	2,270,582
		57,815,485
India — 0.2%
Axis Bank Ltd. – GDR Registered	109,201	3,331,722
Reliance Industries Ltd. – GDR (f)	87,413	4,153,866
		7,485,588

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Indonesia — 0.3%
Bank Pan Indonesia Tbk PT (a) (d)	24,363,721	$3,080,143
Bumi Resources Tbk PT	8,580,000	2,875,422
Citra Marga Nusaphala Persada Tbk PT	326,000	49,126
Gudang Garam Tbk PT	137,000	607,805
Indofood Sukses Makmur Tbk PT	2,998,000	1,621,152
Matahari Putra Prima Tbk PT	7,430,400	1,227,581
Perusahaan Gas Negara (Persero) Tbk PT	5,430,000	2,665,021
Semen Gresik (Persero) Tbk PT	937,000	982,200
		13,108,450
Ireland — 0.1%
Anglo Irish Bank Corp Ltd. (a) (d)	38,180	—
CRH plc	146,359	3,059,576
DCC plc	11,569	364,804
Experian plc	35,904	446,969
Fyffes plc	145,079	71,648
Independent News & Media plc (a)	136,536	91,751
Irish Continental Group plc (UNIT)	3,346	69,366
Paddy Power plc	13,714	562,318
Total Produce plc	34,664	17,386
		4,683,818
Italy — 0.5%
Banco Popolare Societa Cooperativa	25,884	117,345
Davide Campari-Milano SpA	28,457	185,290
Eni SpA	154,891	3,384,529
Eni SpA – SPADR	146,500	6,407,910
Fiat SpA	101,222	2,084,227
Finmeccanica SpA	12,315	140,023
Intesa Sanpaolo SpA	52,237	141,662
Luxottica Group SpA	34,600	1,053,102
Luxottica Group SpA – SPADR	28,437	870,741
Natuzzi SpA – SPADR (a)	4,400	14,432
Saipem SpA	47,445	2,337,573
UniCredit SpA	1,162,275	2,403,717
		19,140,551
Japan — 4.9%
Ajinomoto Co., Inc.	16,000	166,644
Alfresa Holdings Corp.	10,000	443,744
Astellas Pharma, Inc.	87,900	3,348,466
Bank of Yokohama Ltd. (The)	73,000	378,244
BML, Inc.	188,200	5,282,347
Canon, Inc.	105,200	5,393,043
Chiba Bank Ltd. (The)	49,000	318,388
Dai Nippon Printing Co. Ltd.	14,000	190,519
Dai-ichi Life Insurance Co. Ltd. (The)	111	180,152
Daiichikosho Co. Ltd.	597,600	11,596,560
Dainippon Sumitomo Pharma Co. Ltd.	1,700	15,415
Dentsu, Inc.	6,000	186,107
Duskin Co. Ltd.	350,300	6,617,737
DyDo DRINCO, Inc.	143,800	5,532,786
East Japan Railway Co.	11,500	747,578
FP Corp.	93,800	5,196,889
Fujitsu Frontech Ltd.	7,100	59,290
Fukuoka Financial Group, Inc.	110,000	477,848
Hitachi Chemical Co. Ltd.	27,200	562,645
Hitachi Ltd.	175,000	933,740

	Number of Shares	Value
Hitachi Metals Ltd.	16,000	$192,011
Isetan Mitsukoshi Holdings Ltd.	51,000	592,462
JS Group Corp.	38,900	855,773
JX Holdings, Inc.	64,200	434,769
Kao Corp.	345,900	9,315,319
Kawasaki Heavy Industries Ltd.	165,000	554,330
KDDI Corp.	4	23,092
Kinden Corp.	39,000	360,102
Kyowa Hakko Kirin Co. Ltd.	49,000	504,178
Marui Group Co. Ltd.	40,500	330,152
Meiko Network Japan Co. Ltd.	217,400	1,828,386
Mitsubishi Corp.	27,700	749,081
Mitsubishi Estate Co. Ltd.	239,300	4,435,107
Mitsubishi Heavy Industries Ltd.	101,000	379,163
Mitsubishi Tanabe Pharma Corp.	13,000	219,508
Mitsubishi UFJ Financial Group, Inc.	207,300	1,120,075
Mitsui & Co. Ltd.	30,000	494,970
Mitsui Fudosan Co. Ltd.	203,600	4,055,676
MOSHI MOSHI HOTLINE, Inc.	293,000	7,681,557
MS&AD Insurance Group Holdings	15,100	378,217
Namco Bandai Holdings, Inc.	29,950	321,633
Nippon Meat Packers, Inc.	34,000	444,001
Nippon Suisan Kaisha Ltd.	64,300	202,514
Nippon Telegraph & Telephone Corp.	25,000	1,143,756
NISSIN FOODS HOLDINGS CO. Ltd.	194,200	6,958,295
NKSJ Holdings, Inc. (a)	2,407,000	17,709,288
Noritake Co. Ltd.	15,000	53,538
NSK Ltd.	44,000	397,282
NTT Data Corp.	134	463,487
NTT DoCoMo, Inc.	203	354,446
Obayashi Corp.	113,000	520,115
OLYMPUS Corp.	557,600	16,861,098
OMRON Corp.	18,700	495,339
Onward Holdings Co. Ltd.	26,000	224,731
Panasonic Corp.	52,100	735,452
Ryosan Co. Ltd.	4,600	119,155
Sansei Yusoki Co. Ltd.	439,500	2,202,915
SAZABY LEAGUE Ltd.	213,400	5,244,607
Secom Co. Ltd.	173,900	8,229,396
Sekisui House Ltd.	45,000	454,116
Seven & I Holdings Co. Ltd.	159,080	4,248,925
Seven Bank Ltd.	4,016	8,502,168
Shimizu Corp.	84,000	358,743
Shiseido Co. Ltd.	22,000	480,345
So-net Entertainment Corp.	1,608	4,823,876
Sony Corp.	5,000	180,070
Sumitomo Electric Industries Ltd.	81,800	1,135,310
Sumitomo Forestry Co. Ltd.	40,200	352,903
Sumitomo Metal Industries Ltd.	1,307,000	3,216,588
Sumitomo Mitsui Financial Group, Inc.	29,800	1,060,731
Taiyo Nippon Sanso Corp.	28,000	247,052
Takeda Pharmaceutical Co. Ltd.	47,100	2,316,486
TOKAI Corp. – Gifu	136,300	2,349,117
Tokio Marine Holdings, Inc.	123,300	3,682,784
Tokyo Electric Power Co., Inc. (The)	22,400	547,047
Tokyo Electron Ltd.	4,200	265,526

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Tokyo Gas Co. Ltd.	204,000	$904,282
Tokyo Ohka Kogyo Co. Ltd.	8,000	172,109
Toppan Forms Co. Ltd.	19,400	198,816
Toyo Seikan Kaisha Ltd.	27,700	526,551
Toyota Motor Corp.	25,200	992,356
United Urban Investment Corp.	2,670	3,413,354
West Japan Railway Co.	170	635,474
Yamada Denki Co. Ltd.	5,220	355,952
Yamatake Corp.	9,900	234,570
Yamato Holdings Co. Ltd.	60,000	853,428
Yaskawa Electric Corp.	39,000	368,476
ZOJIRUSHI Corp.	784,000	2,094,816
		189,785,089
Luxembourg — 0.2%
ArcelorMittal	44,814	1,705,002
ArcelorMittal – NYSE Shares	83,700	3,191,481
GAGFAH SA	267,196	2,396,673
Oriflame Cosmetics SA – SDR	2,718	142,983
		7,436,139
Malaysia — 0.4%
AMMB Holdings Berhad	1,194,575	2,722,220
British American Tobacco Malaysia Berhad	53,100	774,829
Bumiputra-Commerce Holdings Berhad	1,855,938	5,113,750
Carlsberg Brewery Malaysia Berhad	144,200	295,488
Genting Malaysia Berhad	3,311,000	3,638,519
Malaysian Airline System Berhad (a)	974,100	659,893
Multi-Purpose Holdings Berhad	546,150	391,364
Sime Darby Berhad	571,606	1,630,934
		15,226,997
Mexico — 0.2%
America Movil SA de CV, Series L – ADR	7,997	458,548
Cemex SAB de CV – SPADR (a)	708,240	7,585,250
Telefonos de Mexico SAB de CV, Series L – SPADR	4,650	75,051
		8,118,849
Mongolia — 0.1%
Mongolian Mining Corp. (a)	1,960,000	2,286,154
Netherlands — 0.6%
Akzo Nobel NV	4,575	284,756
ASML Holding NV	5,981	231,694
Heineken NV	27,517	1,348,649
ING Groep NV – CVA (a)	345,052	3,367,240
Koninklijke (Royal) KPN NV	98,054	1,432,010
Koninklijke (Royal) Philips Electronics NV	8,460	259,031
Koninklijke Ahold NV	184,789	2,440,427
Koninklijke Boskalis Westminster NV – CVA	26,759	1,278,936
Randstad Holding NV (a)	4,222	222,932
Reed Elsevier NV	180,460	2,234,626
Royal Dutch Shell plc, Class A	253,045	8,362,525
Royal Dutch Shell plc, Class B	53,650	1,775,045
TNT NV	3,842	101,562
Wolters Kluwer NV	35,288	773,602
		24,113,035

	Number of Shares	Value
New Zealand — 0.0%
Telecom Corp. of New Zealand Ltd.	104,706	$176,984
Norway — 0.1%
DNB NOR ASA	68,013	954,511
Statoil ASA – SPADR	73,900	1,756,603
StatoilHydro ASA	26,142	621,357
Storebrand ASA (a)	19,430	145,309
		3,477,780
Peru — 0.0%
Credicorp Ltd.	2,200	261,602
Philippines (The) — 0.4%
ABS-CBN Holdings Corp. – PDR (d)	4,082,800	4,193,067
Ayala Corp.	647,799	5,821,481
Banco de Oro Unibank, Inc.	303,400	404,993
Benpres Holdings Corp. (a)	4,725,000	572,484
DMCI Holdings, Inc.	1,526,000	1,253,303
Globe Telecom, Inc.	133,540	2,438,271
Jollibee Foods Corp.	635,900	1,289,791
		15,973,390
Russia — 0.2%
Gazprom OAO – SPADR	5,120	130,253
Lukoil OAO – SPADR	51,600	2,952,552
Oao Gazprom – SPADR	126,671	3,200,822
Rosneft Oil Co. – GDR	363,148	2,600,140
		8,883,767
Singapore — 0.4%
CapitaLand Ltd.	2,084,227	6,048,460
Genting Singapore plc (a)	318,516	543,354
Great Eastern Holdings Ltd. (d)	220,000	2,677,372
GuocoLeisure Ltd.	1,720,000	964,709
Singapore Telecommunications Ltd.	1,210,000	2,875,179
STATS ChipPAC Ltd. (a) (d)	2,636,000	1,807,178
United Industrial Corp. Ltd.	113,000	220,525
Yanlord Land Group Ltd.	1,149,099	1,503,832
Yellow Pages Singapore Ltd.	511,000	73,640
		16,714,249
South Africa — 0.7%
Anglo Platinum Ltd. (a)	51,723	5,448,469
AngloGold Ashanti Ltd.	6,085	302,368
AngloGold Ashanti Ltd. – SPADR	42,258	2,080,361
City Lodge Hotels Ltd.	16,093	197,983
Clicks Group Ltd.	112,761	741,816
Discovery Holdings Ltd.	18,458	110,450
FirstRand Ltd.	413,693	1,225,074
Gold Fields Ltd.	102,476	1,876,313
Hosken Consolidated Investments Ltd. (d)	448,718	5,678,028
JD Group Ltd.	103,455	910,839
MMI Holdings Ltd.	69,817	176,118
Mondi Ltd.	3,817	31,164
Nedbank Group Ltd.	73,488	1,454,910
RMB Holdings Ltd.	395,886	2,313,486
Sasol Ltd. – SPADR	34,800	1,811,340
Sun International Ltd.	113,465	1,816,568
		26,175,287

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
South Korea — 0.1%
KB Financial Group, Inc. (a)	33,183	$1,748,413
Korea Electric Power Corp. (a)	710	18,963
POSCO	155	66,382
Samsung Electronics Co. Ltd.	124	103,623
SK Telecom Co. Ltd.	914	139,717
		2,077,098
Spain — 0.7%
Acciona SA	7,473	529,642
Acerinox SA	50,855	892,516
ACS, Actividades de Construccion y Servicios SA	236,000	11,066,656
Banco Santander SA	138,118	1,467,547
Banco Santander SA – SPADR	5,424	57,766
Gestevision Telecinco SA	59,783	657,656
Iberdrola SA	630,116	4,854,564
Inditex SA	10,715	802,978
Telefonica SA	236,893	5,380,082
Viscofan SA	15,619	592,796
		26,302,203
Sweden — 0.2%
Assa Abloy AB, Class B	60,666	1,710,597
CDON Group AB (a)	4,879	22,561
Hoganas AB, Class B	12,410	485,522
Modern Times Group AB, Class B	4,879	323,066
Nordea Bank AB	40,562	441,104
Svenska Handelsbanken AB, Class A	41,529	1,326,802
Swedish Match AB	24,334	704,768
Telefonaktiebolaget LM Ericsson, Class B	113,720	1,316,845
		6,331,265
Switzerland — 0.7%
ABB Ltd. (a)	5,700	127,301
ACE Ltd.	7,900	491,775
Adecco SA	18,667	1,221,308
Clariant AG Registered (a)	32,531	659,493
Compagnie Financiere Richemont SA	22,792	1,340,879
Geberit AG	6,022	1,392,483
Helvetia Holding AG	459	176,550
Logitech International SA (a)	23,325	444,248
Nestle SA Registered	9,654	565,507
Novartis AG	171,781	10,108,380
PubliGroupe SA (a)	1,128	131,476
Roche Holding AG	12,121	1,776,848
Sonova Holding AG Registered	4,504	583,332
Swiss Reinsurance Co. Ltd.	2,991	162,901
Tyco Electronics Ltd.	16,200	573,480
UBS AG Registered (a)	123,573	2,028,113
Zurich Financial Services AG	14,272	3,696,476
		25,480,550
Taiwan — 0.3%
Chunghwa Telecom Co. Ltd.	150,000	381,151
Chunghwa Telecom Co. Ltd. – ADR	116,202	2,953,227
Taiwan Semiconductor Manufacturing Co. Ltd.	2,623,243	6,385,465
Uni-President Enterprises Corp.	342,223	507,491
		10,227,334

	Number of Shares	Value
Thailand — 0.3%
Advanced Info Service PCL	734,600	$2,071,355
Big C Superight PCL	50,600	152,273
GMM Grammy PCL (d)	1,071,500	540,282
Kasikornbank PCL	552,500	2,391,815
Land and Houses PCL	2,862,300	612,434
Matichon PCL	115,200	26,369
MBK PCL (d)	449,300	1,550,081
Siam Cement PCL	305,200	3,654,908
Thanachart Capital PCL	1,389,900	1,659,857
		12,659,374
Turkey — 0.1%
Turkcell Iletisim Hizmetleri A/S – ADR	169,500	2,903,535
Turkiye Garanti Bankasi A/S – ADR	148,100	752,526
		3,656,061
United Kingdom — 3.8%
Admiral Group plc	10,865	256,859
AMEC plc	17,896	321,172
Anglo American plc – JSE Shares	119,889	6,247,416
Anglo American plc – LSE Shares	35,977	1,872,578
Aviva plc	22,509	138,477
BAE Systems plc	188,438	969,725
Barclays plc	241,496	993,527
Barratt Developments plc (a)	52,977	73,315
Berkeley Group Holdings plc (UNIT) (a)	15,250	211,788
BG Group plc	321,855	6,512,236
BHP Billiton plc	184,651	7,361,783
BP plc	1,159,563	8,496,276
BP plc – SPADR	121,500	5,366,655
Bradford & Bingley plc (a) (d)	101,619	—
British American Tobacco plc	3,090	118,961
British Sky Broadcasting Group plc	22,265	255,596
Bunzl plc	42,048	471,423
Cable & Wireless Communications plc	614,935	465,088
Cable & Wireless Worldwide	436,637	447,644
Capita Group plc	129,082	1,402,396
Carnival plc	28,622	1,331,869
Carphone Warehouse Group plc (a)	31,654	194,985
Centrica plc	35,432	183,328
Close Brothers Group plc	10,660	141,602
Compass Group plc	401,366	3,638,610
Connaught plc (b) (d)	31,601	—
Daily Mail & General Trust NV, Class A	17,468	156,443
Devro plc	82,023	323,720
Diageo plc	262,276	4,857,787
Enterprise Inns plc (a)	61,079	112,627
Eurocastle Investment Ltd. (a)	83,992	29,172
G4S plc	166,312	660,726
Galiform plc (a)	421,225	672,058
GlaxoSmithKline plc	366,502	7,119,134
Hays plc	157,398	316,706
HMV Group plc	65,314	32,592
Homeserve plc	77,404	535,456
Horizon Acquisition Co. plc (a) (d)	62,721	931,535
HSBC Holdings plc	13,877	141,409
ICAP plc	122,328	1,021,391

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Informa plc	156,114	$992,508
International Personal Finance	139,535	836,216
Intertek Group plc	64,270	1,779,656
Invensys plc	436,180	2,410,904
ITV plc (a)	551,557	602,966
Jupiter Fund Management plc (a)	40,076	187,755
Kazakhmys plc	122,948	3,101,995
Ladbrokes plc	93,614	179,214
Lloyds Banking Group plc (a)	3,916,452	4,016,434
Michael Page International plc	152,258	1,318,320
Millennium & Copthorne Hotels plc	26,536	244,552
Mondi plc	9,459	77,170
National Express Group plc (a)	34,626	135,644
Next plc	9,360	288,465
Northgate plc (a)	15,092	66,362
Orient-Express Hotels Ltd., Class A (a)	157,700	2,048,523
Paragon Group of Cos. plc	34,706	97,523
Provident Financial plc	45,496	620,377
Reckitt Benckiser Group plc	33,122	1,821,612
Reed Elsevier plc	80,479	679,844
Rexam plc	111,098	576,465
Rightmove plc	53,697	652,538
Rio Tinto plc	50,664	3,553,149
Rio Tinto plc – SPADR	52,500	3,762,150
Rolls-Royce Group plc (a)	240,078	2,332,361
Rolls-Royce Group plc, C Shares (a)	15,364,992	23,956
Royal Bank of Scotland Group plc (a)	392,103	240,225
RSA Insurance Group plc	99,209	193,802
Sage Group plc	259,299	1,106,271
Smith & Nephew plc	17,982	188,964
Smiths Group plc	35,102	681,907
Songbird Estates plc (a)	3,226,516	7,102,706
Sportingbet plc	230,256	221,908
Stagecoach Group plc	195,609	647,527
Sthree plc	44,142	252,499
TalkTalk Telecom Group plc	63,309	158,064
Tesco plc	239,650	1,589,084
Thomas Cook Group plc	303,170	897,859
Tui Travel plc	186,039	714,375
Unilever plc	244,323	7,471,417
Vedanta Resources plc	116,462	4,579,390
Vodafone Group plc	4,955,530	12,902,754
Vodafone Group plc – SPADR	181,000	4,783,830
WH Smith plc	20,155	153,156
Willis Group Holdings plc	272,080	9,422,130
Wolseley plc (a)	13,905	443,754
WPP plc	65,487	809,198
		151,351,544
		885,158,595
Total Common Stocks (Cost $1,308,114,537)		1,555,303,371

	Interest Rate	Maturity Date	Principal Amount	Value
Convertible Bonds — 0.3%
Communications — 0.0%
Leap Wireless International, Inc.	4.500%	07/15/14	$500,000	$447,500
Consumer, Cyclical — 0.1%
AMR Corp.	6.250%	10/15/14	137,000	155,153
Continental Airlines, Inc.	4.500%	01/15/15	200,000	292,750
Cubist Pharmaceuticals, Inc.	2.500%	11/01/17	52,000	50,505
Ford Motor Co.	4.250%	11/15/16	315,000	629,606
				1,128,014
Consumer, Non-cyclical — 0.0%
Amylin Pharmaceuticals, Inc.	3.000%	06/15/14	365,000	316,638
Dollar Financial Corp.	3.000%	04/01/28	360,000	423,900
				740,538
Diversified — 0.0%
Level 3 Communications, Inc.	6.500%	10/01/16	338,000	364,618
Sotheby’s	3.125%	06/15/13	242,107	350,147
US Airways Group, Inc.	7.250%	05/15/14	56,000	134,050
				848,815
Financial — 0.2%
Inland Real Estate Corp.	5.000%	11/15/29	6,498,000	6,684,817
SL Green Realty Corp. – REIT (f)	3.000%	03/30/27	318,000	310,845
				6,995,662
Total Convertible Bonds (Cost $8,701,721)				10,160,529
Subordinated Convertible Notes — 0.0%
Financial — 0.0%
Eurocastle Investment Ltd. (b) (d) (e)	20.000%	09/30/19	168,000	194,565
Total Subordinated Convertible Notes (Cost $234,881)				194,565
Corporate Bonds — 2.0%
Basic Materials — 0.1%
Ashland, Inc.	9.125%	06/01/17	430,000	495,575
Cascades, Inc.	7.875%	01/15/20	465,000	485,925
Celanese US Holdings LLC (f)	6.625%	10/15/18	285,000	294,262
CF Industries, Inc.	6.875%	05/01/18	105,000	112,350
CF Industries, Inc.	7.125%	05/01/20	350,000	383,250
Clearwater Paper Corp. (f)	7.125%	11/01/18	115,000	118,738
Ferro Corp.	7.875%	08/15/18	205,000	216,275
FMG Resources August 2006 Pty Ltd. (f)	7.000%	11/01/15	250,000	256,250

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
Georgia-Pacific LLC (f)	5.400%	11/01/20	$215,000	$212,566
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC (f)	9.000%	11/15/20	255,000	269,662
Momentive Performance Materials, Inc. (f)	9.000%	01/15/21	341,000	359,755
Neenah Paper, Inc.	7.375%	11/15/14	550,000	562,375
NewPage Corp.	11.375%	12/31/14	205,000	192,700
Omnova Solutions, Inc. (f)	7.875%	11/01/18	205,000	206,538
				4,166,221
Communications — 0.3%
Buccaneer Merger Sub, Inc. (f)	9.125%	01/15/19	430,000	443,975
Catalina Marketing Corp. (f)	10.500%	10/01/15	475,000	508,250
CCO Holdings LLC/CCO Holdings Capital Corp.	7.875%	04/30/18	160,000	165,600
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	04/30/20	110,000	115,775
Checkout Holding Corp. (f) (g)	0.000%	11/15/15	255,000	159,056
Cricket Communications, Inc.	10.000%	07/15/15	370,000	396,362
CSC Holdings, Inc.	7.875%	02/15/18	975,000	1,084,687
Frontier Communications Corp.	8.250%	05/01/14	240,000	265,800
Frontier Communications Corp.	8.250%	04/15/17	550,000	603,625
Frontier Communications Corp.	8.500%	04/15/20	135,000	147,488
Frontier Communications Corp.	7.125%	03/15/19	190,000	195,225
Intelsat Jackson Holdings SA (f)	8.500%	11/01/19	290,000	315,375
Intelsat Luxembourg SA	11.500%	02/04/17	286,875	316,997
Intelsat Subsidiary Holding Co. SA (f)	8.875%	01/15/15	920,000	940,700
Mediacom Broadband LLC/Mediacom Broadband Corp.	8.500%	10/15/15	710,000	713,550
MetroPCS Wireless, Inc.	6.625%	11/15/20	490,000	466,725
MetroPCS Wireless, Inc.	7.875%	09/01/18	355,000	368,312
NetFlix, Inc.	8.500%	11/15/17	190,000	213,750
Nielsen Finance LLC/Nielsen Finance Co. (STEP)	12.500%	08/01/16	455,000	477,750
Quebecor Media, Inc.	7.750%	03/15/16	1,070,000	1,104,775

	Interest Rate	Maturity Date	Principal Amount	Value
SBA Telecommunications, Inc.	8.000%	08/15/16	$165,000	$178,613
SBA Telecommunications, Inc.	8.250%	08/15/19	160,000	174,800
Sinclair Television Group, Inc. (f)	9.250%	11/01/17	305,000	330,163
Sitel LLC/Sitel Finance Corp. (f)	11.500%	04/01/18	430,000	354,750
Sorenson Communications, Inc. (f)	10.500%	02/01/15	600,000	366,000
Sprint Nextel Corp.	6.000%	12/01/16	350,000	338,188
Terremark Worldwide, Inc.	12.000%	06/15/17	345,000	395,025
Virgin Media Finance plc	9.500%	08/15/16	470,000	531,100
West Corp. (f)	7.875%	01/15/19	820,000	834,350
Wind Acquisition Finance SA (f)	11.750%	07/15/17	320,000	360,800
Windstream Corp.	8.125%	09/01/18	200,000	210,000
WireCo WorldGroup, Inc. (f)	9.500%	05/15/17	175,000	184,625
				13,262,191
Consumer, Cyclical — 0.3%
Accuride Corp. (f)	9.500%	08/01/18	220,000	238,150
Affinia Group, Inc. (f)	10.750%	08/15/16	333,000	369,630
Affinia Group, Inc.	9.000%	11/30/14	445,000	457,238
AMC Entertainment Holdings, Inc. (f)	9.750%	12/01/20	360,000	374,400
ArvinMeritor, Inc.	8.125%	09/15/15	475,000	496,969
ArvinMeritor, Inc.	10.625%	03/15/18	415,000	466,875
Blockbuster, Inc. (a) (b) (d)	9.000%	09/01/12	344,000	—
Caesars Entertainment Operating Co. Inc.	11.250%	06/01/17	655,000	736,875
Continental Airlines, Inc.	9.798%	04/01/21	475,899	483,038
Easton-Bell Sports, Inc.	9.750%	12/01/16	425,000	466,437
Ferrellgas LP/ Ferrellgas Finance Corp. (f)	6.500%	05/01/21	271,000	264,225
Ford Motor Co.	7.450%	07/16/31	700,000	749,875
Hanesbrands, Inc. (f)	6.375%	12/15/20	350,000	332,500
HSN, Inc.	11.250%	08/01/16	175,000	199,719
Macy’s Retail Holdings, Inc.	7.000%	02/15/28	25,000	24,813
Macy’s Retail Holdings, Inc.	6.700%	09/15/28	25,000	24,000
Macy’s Retail Holdings, Inc.	5.900%	12/01/16	1,175,000	1,254,312
MGM Resorts International (f)	9.000%	03/15/20	265,000	291,500
MGM Resorts International	11.125%	11/15/17	175,000	201,250
Michaels Stores, Inc. (f)	7.750%	11/01/18	520,000	518,700
NAI Entertainment Holdings LLC (f)	8.250%	12/15/17	101,000	106,050
Neiman Marcus Group, Inc. (The)	9.000%	10/15/15	585,000	612,787

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
Peninsula Gaming LLC	8.375%	08/15/15	$400,000	$420,500
Rite Aid Corp.	10.375%	07/15/16	750,000	780,000
Tenneco, Inc.	8.125%	11/15/15	50,000	53,000
Tenneco, Inc. (f)	7.750%	08/15/18	100,000	106,000
TRW Automotive, Inc. (f)	7.250%	03/15/17	750,000	808,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.750%	08/15/20	445,000	481,712
				11,318,680
Consumer, Non-cyclical — 0.2%
ACCO Brands Corp.	10.625%	03/15/15	255,000	286,875
Alere, Inc.	9.000%	05/15/16	345,000	355,350
American Renal Holdings (f)	8.375%	05/15/18	395,000	404,875
ARAMARK Corp.	8.500%	02/01/15	335,000	350,075
BioScrip, Inc.	10.250%	10/01/15	345,000	355,350
Cenveo Corp.	7.875%	12/01/13	485,000	463,175
CHS/Community Health Systems, Inc.	8.875%	07/15/15	615,000	645,750
Constellation Brands, Inc.	7.250%	09/01/16	380,000	402,800
Deluxe Corp.	7.375%	06/01/15	95,000	99,038
HCA, Inc.	6.375%	01/15/15	635,000	623,887
HCA, Inc.	9.625%	11/15/16	765,000	819,506
Healthsouth Corp.	7.250%	10/01/18	400,000	408,000
Radiation Therapy Services, Inc. (f)	9.875%	04/15/17	380,000	379,050
Service Corp. International	6.750%	04/01/16	550,000	559,625
Service Corp. International	7.000%	05/15/19	440,000	440,000
StoneMor Operating LLC/Cornerstone Family Services of WV/Osiris Holding	10.250%	12/01/17	335,000	352,588
Tenet Healthcare Corp.	10.000%	05/01/18	675,000	786,375
United Rentals North America, Inc.	10.875%	06/15/16	360,000	411,300
Yankee Acquisition Corp.	9.750%	02/15/17	210,000	218,925
				8,362,544
Diversified — 0.0%
Reynolds Group Escrow (f)	7.750%	10/15/16	240,000	253,800
Energy — 0.2%
Anadarko Petroleum Corp.	6.375%	09/15/17	300,000	326,792
Antero Resources Finance Corp.	9.375%	12/01/17	325,000	340,031
Aquilex Holdings LLC/Aquilex Finance Corp.	11.125%	12/15/16	345,000	349,312
Arch Coal, Inc.	7.250%	10/01/20	160,000	168,800
Basic Energy Services, Inc.	11.625%	08/01/14	360,000	399,600
Berry Petroleum Co.	10.250%	06/01/14	350,000	401,625

	Interest Rate	Maturity Date	Principal Amount	Value
Complete Production Services, Inc.	8.000%	12/15/16	$15,000	$15,525
Dynegy Holdings, Inc.	7.750%	06/01/19	185,000	123,488
El Paso Corp. (f)	6.500%	09/15/20	405,000	407,756
El Paso Corp.	7.000%	06/15/17	735,000	775,657
Energy Transfer Equity LP	7.500%	10/15/20	500,000	515,000
Harvest Operations Corp. (f)	6.875%	10/01/17	115,000	118,450
Kinder Morgan Finance Co. LLC (f)	6.000%	01/15/18	211,000	207,308
Newfield Exploration Co.	6.625%	04/15/16	385,000	395,587
Peabody Energy Corp.	7.375%	11/01/16	585,000	649,350
Peabody Energy Corp.	6.500%	09/15/20	285,000	304,237
Petroleum Development Corp.	12.000%	02/15/18	50,000	56,000
Pioneer Natural Resources Co.	6.875%	05/01/18	475,000	504,974
Rosetta Resources, Inc.	9.500%	04/15/18	190,000	205,200
Sevan Marine ASA (f)	12.000%	08/10/15	300,000	316,500
Thermon Industries, Inc. (f)	9.500%	05/01/17	550,000	585,750
				7,166,942
Financial — 0.5%
Ally Financial, Inc.	8.000%	11/01/31	1,405,000	1,513,888
Ally Financial, Inc. (f)	7.500%	09/15/20	505,000	529,619
American International Group, Inc.	6.250%	03/15/37	565,000	499,658
CIT Group, Inc.	7.000%	05/01/14	116,913	118,082
CIT Group, Inc.	7.000%	05/01/15	116,913	117,205
CIT Group, Inc.	7.000%	05/01/16	194,856	195,587
CIT Group, Inc.	7.000%	05/01/17	1,767,799	1,772,218
CPM Holdings, Inc. (f)	10.625%	09/01/14	380,000	406,600
Credit Acceptance Corp. (f)	9.125%	02/01/17	415,000	435,750
Entertainment Properties Trust - REIT (f)	7.750%	07/15/20	2,000,000	2,115,000
Fibria Overseas Finance Ltd. (f)	7.500%	05/04/20	233,000	244,650
Ford Motor Credit Co. LLC	8.000%	12/15/16	1,125,000	1,257,141
Ford Motor Credit Co. LLC	8.125%	01/15/20	450,000	523,536
Hartford Financial Services Group, Inc. (VRN)	8.125%	06/15/38	725,000	770,313
Host Hotels & Resorts LP – REIT	6.875%	11/01/14	500,000	515,000
Host Hotels & Resorts, Inc. - REIT (f)	6.000%	11/01/20	235,000	231,475
International Lease Finance Corp. (f)	8.625%	09/15/15	610,000	655,750

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
International Lease Finance Corp.	5.650%	06/01/14	$400,000	$397,000
iStar Financial, Inc. – REIT	5.150%	03/01/12	2,574,500	2,432,902
LBG Capital NO. 1 plc (f)	7.875%	11/01/20	1,550,000	1,410,500
NB Capital Trust IV	8.250%	04/15/27	600,000	607,500
Offshore Group Investments Ltd. (f)	11.500%	08/01/15	330,000	358,050
Pinafore LLC/Pinafore, Inc. (f)	9.000%	10/01/18	125,000	135,000
Provident Funding Associates (f)	10.250%	04/15/17	785,000	814,438
SLM Corp.	8.450%	06/15/18	354,000	367,934
SLM Corp.	8.000%	03/25/20	156,000	158,169
TMX Finance LLC/TitleMax Finance Corp. (f)	13.250%	07/15/15	305,000	335,500
UCI Holdco, Inc.	9.250%	12/15/13	191,756	191,277
Wells Fargo & Co. (VRN)	7.980%	03/29/49	575,000	606,625
				19,716,367
Industrial — 0.2%
Ball Corp.	5.750%	05/15/21	551,000	533,092
Ball Corp.	7.125%	09/01/16	50,000	53,875
Ball Corp.	7.375%	09/01/19	70,000	75,250
BE Aerospace, Inc.	6.875%	10/01/20	510,000	526,575
Case New Holland, Inc. (f)	7.875%	12/01/17	775,000	846,687
Crown Americas	7.750%	11/15/15	350,000	364,000
Darling International, Inc. (f)	8.500%	12/15/18	100,000	104,250
Esterline Technologies Corp. (f)	7.000%	08/01/20	60,000	61,800
Harland Clarke Holdings Corp.	9.500%	05/15/15	820,000	779,000
Marquette Transportation Co./Marquette Transportation Finance Corp. (f)	10.875%	01/15/17	385,000	392,700
Mueller Water Products, Inc.	8.750%	09/01/20	285,000	314,925
Navios Maritime Holdings, Inc.	9.500%	12/15/14	370,000	384,800
Owens Corning, Inc.	9.000%	06/15/19	360,000	422,350
Owens-Brockway Glass Container, Inc.	7.375%	05/15/16	360,000	382,500
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (f)	8.625%	12/01/17	180,000	185,400
SPX Corp.	7.625%	12/15/14	465,000	505,688
TransDigm, Inc. (f)	7.750%	12/15/18	615,000	636,525
				6,569,417

	Interest Rate	Maturity Date	Principal Amount	Value
Technology — 0.1%
CDW LLC / CDW Finance Corp.	11.000%	10/12/15	$120,000	$124,500
CDW LLC / CDW Finance Corp. (f)	8.000%	12/15/18	315,000	321,300
Fidelity National Information Services, Inc. (f)	7.625%	07/15/17	85,000	89,463
Fidelity National Information Services, Inc. (f)	7.875%	07/15/20	65,000	68,738
First Data Corp.	9.875%	09/24/15	43,000	40,958
First Data Corp.	10.550%	09/24/15	799,369	757,402
First Data Corp. (f)	8.250%	01/15/21	190,000	182,400
First Data Corp. (f)	12.625%	01/15/21	381,000	363,855
First Data Corp. (f)	8.750%	01/15/22	190,000	183,825
Freescale Semiconductor, Inc.	8.875%	12/15/14	655,000	684,475
Freescale Semiconductor, Inc. (f)	9.250%	04/15/18	325,000	357,500
IMS Health, Inc. (f)	12.500%	03/01/18	605,000	701,800
Mantech International Corp.	7.250%	04/15/18	200,000	209,000
MedAssets, Inc. (f)	8.000%	11/15/18	170,000	170,850
Seagate Technology HDD Holdings, Inc.	6.800%	10/01/16	505,000	507,525
Stream Global Services, Inc.	11.250%	10/01/14	204,000	205,530
SunGard Data Systems, Inc.	10.250%	08/15/15	270,000	283,837
SunGard Data Systems, Inc. (f)	7.375%	11/15/18	235,000	236,175
SunGard Data Systems, Inc. (f)	7.625%	11/15/20	195,000	197,437
				5,686,570
Utilities — 0.1%
AES Corp. (The)	8.000%	10/15/17	370,000	391,275
Calpine Corp. (f)	7.500%	02/15/21	325,000	320,125
Edison Mission Energy	7.200%	05/15/19	380,000	293,550
GenOn Energy Inc.	7.875%	06/15/17	420,000	407,400
Intergen NV (f)	9.000%	06/30/17	525,000	556,500
NRG Energy, Inc.	7.375%	02/01/16	655,000	671,375
				2,640,225
Total Corporate Bonds (Cost $72,755,033)				79,142,957
Asset-Backed Securities — 0.5%
Ace Securities Corp., Ser. 2005-HE7, Class A2D (FRN) (STEP)	0.591%	11/25/35	400,000	334,937
American Express Credit Account Master Trust, Ser. 2006-B, Class A (FRN) (f)	0.300%	08/15/13	1,600,000	1,599,888

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
Bank of America Credit Card Trust
Ser. 2006-A11, Class A11 (FRN)	0.290%	04/15/16	$1,000,000	$988,453
Ser. 2006-A15, Class A15 (FRN)	0.260%	04/15/14	1,671,000	1,668,045
Ser. 2007-A6, Class A6 (FRN)	0.320%	09/15/16	3,000,000	2,961,437
Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 1A2 (FRN) (STEP)	0.481%	12/25/35	358,419	350,682
Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class A2 (FRN) (STEP)	0.581%	10/25/35	382,503	364,174
Chase Issuance Trust, Ser. 2006-A8, Class A8 (FRN)	0.320%	02/16/16	1,900,000	1,886,425
Citibank Credit Card Issuance Trust, Ser. 2005-A3, Class A3 (FRN)	0.331%	04/24/14	1,000,000	997,127
Countrywide Asset-Backed Certificates, Ser. 2004-1, Class 3A (FRN) (STEP)	0.541%	04/25/34	293,688	243,206
Credit-Based Asset Servicing and Securitization, Ser. 2005-CB2, Class M1 (FRN) (STEP)	0.701%	04/25/36	47,584	42,075
Downey Savings & Loan Association Mortgage Loan Trust, Ser. 2004-AR3, Class B2 (FRN) (STEP) (d)	1.361%	07/19/44	105,246	26,679
FBR Securitization Trust, Ser. 2005-2, Class AV31 (FRN) (STEP)	0.801%	09/25/35	80,161	79,941
First Franklin Mortgage Loan Asset Backed Certificates
Ser. 2005-FF5, Class M1 (FRN) (STEP)	0.711%	03/25/35	1,046,616	1,023,332
Ser. 2005-FF10, Class A4 (FRN) (STEP)	0.581%	11/25/35	352,503	302,675
Home Equity Asset Trust, Ser. 2006-8, Class 2A1 (FRN)	0.311%	03/25/37	261,941	260,827
HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class 2A3 (FRN) (STEP)	0.451%	01/25/36	615,272	575,768

	Interest Rate	Maturity Date	Principal Amount	Value
Indymac Residential Asset Backed Trust, Ser. 2005-D, Class AII3 (FRN) (STEP)	0.511%	03/25/36	$971,765	$746,306
Long Beach Mortgage Loan Trust
Ser. 2005-3, Class 2A2 (FRN) (STEP)	0.541%	08/25/45	895,101	868,470
Ser. 2005-WL2, Class M1 (FRN) (STEP)	0.731%	08/25/35	400,000	345,147
Ser. 2006-4, Class 2A3 (FRN) (STEP) (d)	0.421%	05/25/36	973,351	398,589
Morgan Stanley ABS Capital I
Ser. 2002-HE3, Class A2 (FRN) (STEP)	1.341%	03/25/33	188,836	172,386
Ser. 2005-HE6, Class A2C (FRN) (STEP)	0.581%	11/25/35	757,575	643,478
Ser. 2005-WMC4, Class M2 (FRN) (STEP)	0.701%	04/25/35	111,786	111,699
New Century Home Equity Loan Trust, Ser. 2003-2, Class M2 (FRN) (STEP)	3.261%	01/25/33	344,168	256,941
Residential Asset Securities Corp.
Ser. 2004-KS9, Class AII4 (FRN) (STEP) (d)	0.861%	10/25/34	122,825	72,216
Ser. 2006-EMX8, Class 1A3 (FRN) (STEP) (d)	0.431%	10/25/36	700,000	304,417
Securitized Asset Backed Receivables LLC Trust, Ser. 2005-HE1, Class A3C (FRN) (STEP)	0.591%	10/25/35	96,804	86,791
Soundview Home Equity Loan Trust
Ser. 2005-OPT3, Class A4 (FRN) (STEP)	0.561%	11/25/35	2,470,983	2,347,868
Ser. 2005-OPT4, Class 2A3 (FRN) (STEP)	0.521%	12/25/35	134,121	120,676
Specialty Underwriting & Residential Finance, Ser. 2005-BC4, Class A2B (FRN) (STEP)	0.491%	09/25/36	398,161	390,722

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
Washington Mutual, Inc., Ser. 2005-AR1, Class A3 (FRN) (STEP) (d)	0.621%	01/25/45	$251,647	$174,706
Total Asset-Backed Securities (Cost $21,600,230)				20,746,083
Mortgage-Backed Securities – Private Issuers — 1.4%
American Home Mortgage Investment Trust
Ser. 2004-1, Class 4A (FRN)	2.457%	04/25/44	69,258	53,224
Ser. 2004-4, Class 4A (FRN)	2.261%	02/25/45	264,208	235,098
Ser. 2005-1, Class 6A (FRN)	2.457%	06/25/45	425,185	370,999
Banc of America Commercial Mortgage, Inc.
Ser. 2004-6, Class A3	4.512%	12/10/42	2,000,000	2,050,483
Ser. 2005-2, Class A4 (VRN)	4.783%	07/10/43	2,565,773	2,662,123
Ser. 2005-3, Class A3A	4.621%	07/10/43	1,610,000	1,665,991
Ser. 2006-2, Class A1	5.611%	05/10/45	742,630	745,930
Ser. 2006-6, Class A2	5.309%	10/10/45	1,601,000	1,630,509
Ser. 2007-4, Class A4 (VRN)	5.742%	02/10/51	2,705,000	2,881,320
Banc of America Funding Corp., Ser. 2004-B, Class 1A2 (VRN)	3.000%	12/20/34	167,099	113,072
Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 2002-TOP6, Class A2	6.460%	10/15/36	1,790,223	1,864,471
Ser. 2007-PW17, Class A4 (VRN)	5.694%	06/11/50	1,169,000	1,239,255
Citigroup Mortgage Loan Trust, Inc., Ser. 2007-AR5, Class 1A2A (VRN)	5.405%	04/25/37	440,183	296,357
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4 (VRN)	5.886%	11/15/44	4,000,000	4,268,404
Credit Suisse First Boston Mortgage Securities Corp.
Ser. 2002-CKP1, Class A3	6.439%	12/15/35	1,348,046	1,398,248
Ser. 2005-C5, Class A2 (VRN)	5.100%	08/15/38	84,939	85,168
GE Capital Commercial Mortgage Corp.
Ser. 2001-2, Class A4	6.290%	08/11/33	439,339	445,220

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2001-3, Class A2	6.070%	06/10/38	$500,000	$513,415
Ser. 2002-1A, Class A3	6.269%	12/10/35	1,247,970	1,300,102
Ser. 2007-C1, Class A3	5.481%	12/10/49	500,000	518,862
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A2	4.305%	08/10/42	2,268,469	2,290,694
Harborview Mortgage Loan Trust
Ser. 2004-7, Class 2A2 (VRN)	2.636%	11/19/34	77,915	51,348
Ser. 2005-9, Class 2A1A (FRN) (STEP)	0.601%	06/20/35	98,644	81,237
JP Morgan Chase Commercial Mortgage Securities Corp.
Ser. 2001-CIB3, Class A3	6.465%	11/15/35	397,314	407,934
Ser. 2002-C1, Class A3	5.376%	07/12/37	950,000	992,654
Ser. 2004-CB8, Class A3	4.007%	01/12/39	4,802,083	4,873,098
Ser. 2004-CBX, Class A3	4.184%	01/12/37	109,924	110,056
Ser. 2005-LDP4, Class A3A1	4.871%	10/15/42	1,037,996	1,050,294
LB-UBS Commercial Mortgage Trust
Ser. 2001-C3, Class A2	6.365%	12/15/28	2,230,793	2,258,276
Ser. 2002-C1, Class A4	6.462%	03/15/31	3,918,532	4,090,178
Ser. 2003-C3, Class A4	4.166%	05/15/32	500,000	522,224
Ser. 2003-C8, Class A3	4.830%	11/15/27	494,697	506,118
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-8, Class A3 (VRN)	5.965%	08/12/49	4,000,000	4,304,921
MLCC Mortgage Investors, Inc., Ser. 2004-D, Class A2 (FRN) (STEP)	0.894%	08/25/29	140,786	131,415
Morgan Stanley Capital I
Ser. 1998-HF2, Class G (f)	6.010%	11/15/30	100,000	100,566
Ser. 2007-HQ11, Class A31	5.439%	02/12/44	770,000	796,974
Nomura Asset Securities Corp., Ser. 1998-D6, Class A3 (VRN)	7.256%	03/15/30	4,000,000	4,429,840
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-19XS, Class 1A1 (FRN) (STEP)	0.581%	10/25/35	381,901	257,888

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
Structured Asset Securities Corp.
Ser. 2005-RF1, Class A (FRN) (d) (f)	0.611%	03/25/35	$362,627	$299,539
Ser. 2005-RF3, Class 1A (FRN) (d) (f)	0.611%	06/25/35	740,553	614,736
Ser. 2006-BC2, Class A2 (FRN) (STEP)	0.311%	09/25/36	170,450	168,856
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C28, Class A2	5.500%	10/15/48	1,308,000	1,330,641
Total Mortgage-Backed Securities — Private Issuers (Cost $51,235,233)				54,007,738
Mortgage-Backed Securities – US Government Agency Obligations — 1.1%
FHLMC
Pool #1B1349 (FRN)	2.932%	09/01/33	1,259,214	1,326,454
Pool #1M1044 (FRN) (IO)	2.505%	09/01/36	581,783	607,258
Pool #781697 (FRN)	2.653%	07/01/34	197,437	206,074
Pool #G18022	5.500%	11/01/19	1,915,225	2,065,750
Ser. 2002-2530, Class QI (FRN) (IO)	6.740%	01/15/32	201,009	33,284
Ser. 2003-2591, Class WP	3.500%	02/15/30	97,305	98,112
Ser. 2003-2725, Class PC	4.500%	05/15/28	28,008	27,999
Ser. 2005-2922, Class SE (FRN) (IO)	6.490%	02/15/35	405,857	69,440
Ser. 2005-2934, Class HI (IO)	5.000%	02/15/20	70,378	9,698
Ser. 2005-2934, Class KI (IO)	5.000%	02/15/20	34,698	4,797
Ser. 2005-2967, Class JI (IO)	5.000%	04/15/20	38,219	5,468
Ser. 2005-2980, Class SL (FRN) (IO)	6.440%	11/15/34	580,365	103,679
Ser. 2006-3153, Class JI (FRN) (IO)	6.360%	05/15/36	1,201,235	192,947
Ser. 2008-3424, Class XI (FRN) (IO)	6.310%	05/15/36	677,583	101,888
Ser. 2008-3489, Class SD (FRN) (IO)	7.540%	06/15/32	580,669	104,291
Ser. 2009-3560, Class KS (FRN) (IO)	6.140%	11/15/36	3,553,529	625,171
Ser. 2010-3659, Class IE (IO)	5.000%	03/15/19	533,888	62,180
Ser. 2010-3685, Class EI (IO)	5.000%	03/15/19	1,274,652	130,402
Ser. 2010-3721, Class SA (FRN) (IO)	4.240%	09/15/40	2,306,183	219,264

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2010-3731, Class (IO)	5.000%	07/15/19	$623,195	$66,374
FHLMC Strip
Ser. 2004-227, Class IO (IO)	5.000%	12/01/34	287,895	55,924
Ser. 2005-232, Class IO (IO)	5.000%	08/01/35	131,046	25,050
Ser. 2005-233, Class 5 (IO)	4.500%	09/15/35	52,312	9,016
FNMA
Pool #685563 (FRN)	2.909%	01/01/33	282,352	293,627
Pool #693348 (FRN)	2.126%	02/01/33	2,029,959	2,100,841
Pool #739758 (FRN)	2.296%	08/01/33	224,128	232,433
Pool #801335 (FRN)	2.201%	09/01/34	766,521	796,083
Pool #806765 (FRN)	2.097%	11/01/34	205,966	213,793
Pool #815054 (FRN)	2.522%	04/01/35	307,060	320,170
Pool #828480 (FRN)	2.709%	06/01/35	206,890	215,665
Pool #831360	5.500%	03/01/21	304,676	331,573
Pool #834928 (FRN)	2.164%	07/01/35	1,923,141	2,001,556
Pool #841068 (FRN)	2.688%	11/01/34	1,192,061	1,248,573
Pool #847637 (FRN)	3.426%	01/01/34	157,310	165,398
Pool #865792	5.500%	03/01/21	249,862	268,953
Pool #879906 (FRN)	2.976%	10/01/33	1,017,015	1,067,356
Pool #889487 (FRN)	2.850%	08/01/35	274,095	286,778
Pool #894611 (FRN)	3.185%	03/01/36	1,654,872	1,746,073
Pool #894613 (FRN)	3.145%	03/01/36	1,457,826	1,537,258
Pool #985096	6.000%	12/01/38	1,170,129	1,272,928
Pool #991526	6.000%	11/01/38	471,988	513,453
Pool #995651	6.000%	04/01/39	856,002	933,954
Ser. 2004-31, Class SG (FRN) (IO)	6.839%	08/25/33	514,448	81,541
Ser. 2004-49, Class SQ (FRN) (IO)	6.789%	07/25/34	333,066	52,263
Ser. 2004-51, Class SX (FRN) (IO)	6.859%	07/25/34	636,524	111,583
Ser. 2004-64, Class SW (FRN) (IO)	6.789%	08/25/34	1,008,383	170,125
Ser. 2004-66, Class SE (FRN) (IO)	6.239%	09/25/34	691,832	113,022
Ser. 2005-12, Class SC (FRN) (IO)	6.489%	03/25/35	770,115	144,157
Ser. 2005-45, Class SR (FRN) (IO)	6.459%	06/25/35	617,214	88,814

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2006 Pool #880373 (FRN)	2.742%	02/01/36	$1,643,142	$1,721,461
Ser. 2006-101, Class SE (FRN) (IO)	6.989%	10/25/36	766,155	122,039
Ser. 2006-3, Class SA (FRN) (IO)	5.889%	03/25/36	597,257	86,322
Ser. 2007-25, Class FA (FRN)	0.661%	04/25/37	1,482,456	1,487,911
Ser. 2008-34, Class SM (FRN) (IO)	6.489%	05/25/38	1,262,072	248,596
Ser. 2008-86, Class IO (IO)	4.500%	03/25/23	1,115,193	115,735
Ser. 2009-87, Class SX (FRN) (IO)	5.989%	11/25/39	2,539,719	351,126
Ser. 2010-105, Class IO (IO)	5.000%	08/25/20	586,144	74,021
Ser. 2010-121, Class SB (FRN) (IO)	4.189%	10/25/40	892,775	85,371
Ser. 2010-65, Class IO (IO)	5.000%	09/25/20	1,319,713	161,749
Ser. 2010-95, Class DI (IO)	4.500%	11/25/20	757,506	66,988
FNMA Strip
Ser. 2005-360, Class 2 (IO)	5.000%	08/01/35	833,245	159,536
Ser. 2005-365, Class 4 (IO)	5.000%	04/01/36	47,373	8,645
FNMA TBA	3.500%	01/01/26	14,000,000	14,096,250
FNMA Whole Loan, Ser. 2002-W8, Class A3	7.500%	06/25/42	397,667	456,322
GNMA, Ser. 2003-11, Class S (FRN) (IO)	6.289%	02/16/33	998,340	150,263
Total Mortgage-Backed Securities – US Government Agency Obligations (Cost $40,916,465)				41,850,825
Bank Loans — 0.0%
American General Finance Corp. Term Loan B (FRN)	7.250%	04/21/15	195,000	197,559
Federal-Mogul Corp. — Term Loan B (FRN)	2.200%	12/29/14	51,447	47,956
Federal-Mogul Corp. — Term Loan B (FRN)	2.210%	12/29/14	274,592	255,959
Federal-Mogul Corp. — Term Loan C (FRN)	2.200%	12/28/15	145,768	135,877
Federal-Mogul Corp. — Term Loan C (FRN)	2.210%	12/28/15	20,579	19,182
Texas Competitive Electric Holdings Co. LLC (FRN)	3.760%	10/10/14	775,363	598,087
Vertrue, Inc. (FRN)	7.310%	08/14/15	455,000	360,588
Total Bank Loans (Cost $1,514,841)				1,615,208

	Interest Rate	Maturity Date	Principal Amount	Value
US Treasury Notes/Bonds — 14.6%
US Treasury Inflation Indexed Bond (h)	2.375%	01/15/25	$29,934,192	$33,311,128
US Treasury Inflation Indexed Bond	2.375%	01/15/27	10,844,900	12,052,241
US Treasury Inflation Indexed Bond	1.750%	01/15/28	93,954,600	95,642,870
US Treasury Inflation Indexed Bond	2.500%	01/15/29	16,400,104	18,609,001
US Treasury Inflation Indexed Bond	3.375%	04/15/32	9,487,401	12,261,726
US Treasury Inflation Indexed Bond	2.125%	02/15/40	64,253,110	68,007,933
US Treasury Inflation Indexed Note (h)	2.375%	04/15/11	19,612,930	19,787,603
US Treasury Inflation Indexed Note (i)	0.625%	04/15/13	43,043,936	44,345,327
US Treasury Inflation Indexed Note	1.250%	04/15/14	14,467,600	15,214,721
US Treasury Inflation Indexed Note	0.500%	04/15/15	3,633,048	3,713,658
US Treasury Inflation Indexed Note (h)	1.875%	07/15/15	25,186,112	27,283,637
US Treasury Inflation Indexed Note	2.625%	07/15/17	4,220,920	4,803,605
US Treasury Inflation Indexed Note	1.625%	01/15/18	56,372,760	60,323,250
US Treasury Inflation Indexed Note	1.375%	07/15/18	76,065,000	80,159,427
US Treasury Inflation Indexed Note (h)	2.125%	01/15/19	32,290,888	35,731,870
US Treasury Inflation Indexed Note	1.250%	07/15/20	31,889,994	32,652,356
Total US Treasury Notes/Bonds (Cost $530,118,136)				563,900,353

	Number of Shares	Value
Acquired Funds — 16.5%
Exchange-Traded Funds — 1.2%
Vanguard Emerging Markets ETF	870,000	$41,890,500
Vanguard FTSE All-World ex-US ETF	100,000	4,773,000
		46,663,500
Mutual Funds — 2.4%
PIMCO Commodity RealReturn Strategy Fund	5,957,134	55,341,775
Vanguard High-Yield Corporate Fund	6,703,075	38,207,529
		93,549,304
Private Investment Funds (j) — 12.9%
Canyon Value Realization Fund, LP (a) (b) (d) (e)		51,098,283
Convexity Capital Offshore, LP (a) (b) (d) (e)		111,989,374
Farallon Capital Institutional Partners, LP (a) (b) (d) (e)		70,480,734
Joho Partners, LP (a) (b) (d) (e)		22,665,771
Lansdowne UK Equity Fund Ltd. (a) (b) (d) (e)	176,926	76,583,875
Lone Cascade, LP (a) (b) (d) (e)		17,010,315
Lone Picea, LP, Class E (a) (b) (d) (e)		1,067,956

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Lone Picea, LP, Class F (a) (b) (d) (e)		$1,597,265
Lone Picea, LP, Class H (a) (b) (d) (e)		1,549,119
Lone Redwood, LP (a) (b) (d) (e)		11,772,848
Maverick Fund USA Ltd. (a) (b) (d) (e)		30,609,567
Nomad Investment Partnership LP, Class A (a) (b) (d) (e)		23,101,041
Nomad Investment Partnership LP, Class R (a) (b) (d) (e)		10,780,495
OZ Domestic Partners, LP (a) (b) (d) (e)		18,771,228
Regiment Capital Ltd. (a) (b) (d) (e)	45,152	10,716,148
Theleme Fund Ltd. (a) (b) (d) (e)	320,000	38,297,177
		498,091,196
Total Acquired Funds (Cost $412,871,023)		638,304,000
Preferred Stocks — 0.4%
Cedar Shopping Centers, Inc., 8.875%, Series A – REIT (United States)	22,229	558,615
Citigroup Capital XIII, 7.875% (United States) (a)	10,000	269,100
General Motors Co., 4.750%, Series B (United States) (a)	5,550	300,310
Glimcher Realty Trust, 8.125%, Series G – REIT (United States)	30,200	738,692
Hudson Pacific Properties, Inc., 8.375%, Series B – REIT (United States)	158,300	3,957,500
iStar Financial, Inc., 8.000%, Series D – REIT (United States)	42,600	768,930
iStar Financial, Inc., 7.875%, Series E – REIT (United States)	83,100	1,468,377
iStar Financial, Inc., 7.800%, Series F – REIT (United States)	175,200	3,101,040
iStar Financial, Inc., 7.650%, Series G – REIT (United States)	60,700	1,067,713
iStar Financial, Inc., 7.500%, Series I – REIT (United States)	27,800	486,500
Kilroy Realty Corp., 7.800%, Series E – REIT (United States)	17,595	447,793
Kilroy Realty Corp., 7.500%, Series F – REIT (United States)	25,985	654,302
Malaysian Airline System Berhad, 30.000% (Malaysia)	40,000	10,767
Vale SA, 1.890% (Brazil)	101,300	2,960,077
Total Preferred Stocks (Cost $12,327,370)		16,789,716
Purchased Options — 0.1%
Palm Hills Development S.A.E. Expiring 12/06/11 (d) (l) (Cost $2,466,385)	2,335,010	2,550,205

	Number of Contracts	Value
Warrants — 0.1%
Eurofins Scientific Warrants Expiring 06/29/17 (France) (a) (b)	76	$1,404
Global Yellow Pages Ltd. Warrants Expiring 09/10/14 (Singapore) (a)	146,000	5,120
Henderson Land Development Co. Ltd. Warrants Expiring 06/01/11 (Hong Kong) (a)	62,400	14,450
NMDC Ltd. (Morgan Stanley) Warrants Expiring 03/25/15 (India) (a) (d)	343,881	2,142,575
Total Warrants (Cost $2,279,558)		2,163,549

Interest Rate		Maturity Date	Principal Amount	Value
Short-Term Investments — 25.9%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/10 (proceeds at maturity $66,216,553) (collateralized by US Treasury Notes, due 12/31/12 through 08/15/19 with a principal value of $65,525,000 and a market value of $67,569,963)
(Cost $66,216,498)	0.010%	01/03/11	$66,216,498	$66,216,498
US Treasury Bills — 24.2%
US Treasury Bill (k)		01/20/11	40,000,000	39,999,200
US Treasury Bill (k)		02/10/11	68,000,000	67,993,404
US Treasury Bill (k)		03/17/11	72,000,000	71,983,944
US Treasury Bill (k)		03/24/11	40,000,000	39,989,760
US Treasury Bill (k)		03/31/11	60,000,000	59,981,880
US Treasury Bill (k) (i)		04/21/11	160,000,000	159,935,200
US Treasury Bill (k)		04/28/11	20,000,000	19,991,240
US Treasury Bill (k)		05/05/11	60,000,000	59,970,120
US Treasury Bill (k)		05/19/11	70,000,000	69,960,310
US Treasury Bill (k)		05/26/11	60,000,000	59,964,240
US Treasury Bill (k)		06/02/11	40,000,000	39,974,160
US Treasury Bill (k)		06/23/11	200,000,000	199,827,200
US Treasury Bill (k)		06/30/11	50,000,000	49,954,250
Total US Treasury Bills (Cost $939,425,711)				939,524,908
Total Short-Term Investments (Cost $1,005,642,209)				1,005,741,406
Total Investments — 103.0% (Cost $3,470,777,622)				3,992,470,505
Liabilities in Excess of Other Assets — (3.0)%				(115,671,350)
Net Assets — 100.0%				$3,876,799,155

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Securities Sold Short — (1.4)%
Common Stocks — (1.3)%
Real Estate Investment Trusts (REITs) — (1.3)%
Alexandria Real Estate Equities, Inc.	(46,200)	$(3,384,612)
AMB Property Corp.	(134,100)	(4,252,311)
DiamondRock Hospitality Co. (a)	(151,000)	(1,812,000)
Extra Space Storage, Inc.	(139,600)	(2,429,040)
Fabege AB (Sweden)	(140,000)	(1,634,848)
First Potomac Realty Trust	(129,130)	(2,171,967)
Glimcher Realty Trust	(195,400)	(1,641,360)
Healthcare Realty Trust, Inc.	(62,400)	(1,321,008)
LaSalle Hotel Properties	(190,900)	(5,039,760)
National Retail Properties, Inc.	(116,000)	(3,074,000)
Nationwide Health Properties, Inc.	(36,800)	(1,338,784)
Pebblebrook Hotel Trust	(110,900)	(2,253,488)

	Number of Shares	Value
Post Properties, Inc.	(120,200)	$(4,363,260)
ProLogis	(228,500)	(3,299,540)
Realty Income Corp.	(95,000)	(3,249,000)
Sun Communities, Inc.	(94,700)	(3,154,457)
Ventas, Inc.	(77,400)	(4,061,952)
Total Common Stocks (Proceeds $43,634,978)		(48,481,387)
Acquired Fund — (0.1)%
Exchange-Traded Fund — (0.1)%
iShares Dow Jones U.S. Real Estate Index Fund (Proceeds $3,702,891)	(67,300)	(3,766,108)
Total Securities Sold Short (Proceeds $47,337,869)		$(52,247,495)
ADR	American Depositary Receipt
CVA	Certificaaten van aandelen (share certificates)
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents rate as of December 31, 2010.
GDR	Global Depositary Receipt
GNMA	Ginnie Mae
IO	Interest-Only Security
JSE	Johannesburg Stock Exchange
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SPADR	Sponsored ADR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TSE	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VRN	Variable Rate Note. Rate disclosed represents rate as of December 31, 2010.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)
*	Approximately 20% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $500,953,107, which represents 12.9% of the fund’s net assets.
(c)	A tracking stock is a common stock issued by a parent company that tracks the performance of a particular division without having claim on the assets of the division or the parent company. Also known as a “designer stock”.
(d)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund’s net asset value.
(e)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2010, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of directors. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

Investment	Date of Acquisition	Cost	Value
Bell Aliant Regional Communications Income Fund	07/11/06	$46,436	$40,725
Canyon Value Realization Fund, LP	12/31/97 – 04/03/06	23,797,936	51,098,283
Convexity Capital Offshore, LP	02/16/06 – 04/01/10	62,000,000	111,989,374
Eurocastle Investment Ltd.	06/19/09	234,881	194,565
Farallon Capital Institutional Partners, LP	04/01/95 – 01/04/10	42,746,139	70,480,734
Jazz Air Income Fund (UNIT)	03/12/07 – 05/22/07	66,081	46,415
Joho Partners, LP	01/03/07	15,000,000	22,665,771
Lansdowne UK Equity Fund Ltd.	06/01/06 – 10/01/09	51,000,000	76,583,875
Lone Cascade, LP	01/03/06 – 01/02/08	13,788,000	17,010,315
Lone Picea, LP, Class E	01/02/09	964,000	1,067,956
Lone Picea, LP, Class F	01/03/05	1,617,000	1,597,265
Lone Picea, LP, Class H	01/02/03 – 01/02/04	1,315,000	1,549,119
Lone Redwood, LP	12/29/98	3,154,356	11,772,848
Maverick Fund USA Ltd.	01/03/06 – 10/01/07	20,000,000	30,609,567
Nomad Investment Partnership LP, Class A	10/02/06	14,000,000	23,101,041
Nomad Investment Partnership LP, Class R	02/01/08	8,000,000	10,780,495
OZ Domestic Partners, LP	12/31/01 – 09/30/03	9,000,000	18,771,228
Regiment Capital Ltd.	06/30/03	6,000,000	10,716,148
Theleme Fund Ltd.	02/01/10	32,000,000	38,297,177
Total (12.9% of net assets)			$498,372,901
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	Zero coupon bond.
(h)	Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements. See Note 7 to the Notes to Financial Statements.
(i)	Security or a portion thereof is held as initial margin for financial futures.
(j)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2010. These positions are therefore grouped into their own industry classification.
(k)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(l)	Security issued by Bank of America Merrill Lynch.

Summary Schedule of Investments

Short-Term Investments	25.9%
Foreign Common Stocks	22.8%
US Common Stocks	17.3%
US Treasury Notes/Bonds	14.6%
Private Investment Funds	12.9%
Mortgage-Backed Securities	2.5%
Mutual Funds	2.4%
Corporate Bonds	2.0%
Exchange-Traded Funds	1.2%
Asset-Backed Securities	0.5%
Preferred Stocks	0.4%
Convertible Bonds	0.3%
Warrants	0.1%
Purchased Options	0.1%
Bank Loans	0.0%
Subordinated Convertible Notes	0.0%
Total Investments	103.0%
Securities Sold Short	(1.4)%
Liabilities in Excess of Other Assets	(1.6)%
Net Assets	100.0%

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Interest Rate-Related
311	March 2011 5-Year US Treasury Note	$37,320,777	$36,610,531	$(710,246)
53	March 2011 10-Year US Treasury Note	6,414,789	6,383,188	(31,601)
72	March 2011 90-Day Eurodollar	17,906,017	17,934,300	28,283
4	June 2011 90-Day Eurodollar	994,610	995,600	990
6	June 2014 90-Day Eurodollar	1,448,290	1,449,825	1,535
1	September 2014 90-Day Eurodollar	240,728	241,088	360
12	December 2014 90-Day Eurodollar	2,884,830	2,886,600	1,770
				(708,909)
	Foreign Currency-Related
391	March 2011 Australian Dollar	37,913,262	39,651,310	1,738,048
765	March 2011 British Pound	75,469,911	74,496,656	(973,255)
514	March 2011 Canadian Dollar	50,777,181	51,626,160	848,979
226	March 2011 Japanese Yen	33,759,628	34,826,600	1,066,972
219	March 2011 Swiss Franc	27,772,178	29,329,575	1,557,397
				4,238,141
	Equity-Related
125	March 2011 ASX S&P 200 Index	15,256,203	15,118,266	(137,937)
125	March 2011 CAC 40 Index	6,513,994	6,369,139	(144,855)
30	March 2011 DAX Index	7,060,254	6,942,412	(117,842)
745	March 2011 Dow Jones EURO STOXX 50 Index	28,427,056	27,815,484	(611,572)
309	March 2011 Topix Index	33,599,358	34,100,751	501,393
100	March 2011 TSE 60 Index	15,202,638	15,429,951	227,313
				(283,500)
				3,245,732
	Short Financial Futures Contracts
	Interest Rate-Related
12	March 2011 Ultra Long US Treasury Bond	(1,568,033)	(1,525,125)	42,908
41	March 2011 5-Year Interest Rate Swap	(4,483,117)	(4,420,313)	62,804
38	March 2011 10-Year Interest Rate Swap	(4,050,983)	(3,966,250)	84,733
220	March 2011 30-Year US Treasury Bond	(27,830,112)	(26,867,500)	962,612
190	March 2011 2-Year US Treasury Note	(41,618,433)	(41,592,188)	26,245
240	March 2011 10-Year US Treasury Note	(29,708,604)	(28,905,000)	803,604
9	September 2011 90-Day Eurodollar	(2,236,390)	(2,237,513)	(1,123)
47	December 2011 90-Day Eurodollar	(11,610,982)	(11,664,225)	(53,243)
40	March 2012 90-Day Eurodollar	(9,870,775)	(9,905,000)	(34,225)
51	June 2012 90-Day Eurodollar	(12,537,172)	(12,594,450)	(57,278)
25	September 2012 90-Day Eurodollar	(6,137,388)	(6,156,563)	(19,175)
34	December 2012 90-Day Eurodollar	(8,304,927)	(8,348,275)	(43,348)
34	March 2013 90-Day Eurodollar	(8,287,802)	(8,324,475)	(36,673)
34	June 2013 90-Day Eurodollar	(8,269,765)	(8,300,250)	(30,485)
23	September 2013 90-Day Eurodollar	(5,603,043)	(5,599,350)	3,693
22	December 2013 90-Day Eurodollar	(5,350,420)	(5,341,325)	9,095
2	March 2014 90-Day Eurodollar	(487,770)	(484,425)	3,345
				1,723,489
	Equity-Related
100	March 2011 FTSE 100 Index	(9,094,624)	(9,187,772)	(93,148)
				1,630,341
				$4,876,073

Forward Currency Contracts

Contract Settlement Date		Contract Amount		Unrealized Appreciation/ (Depreciation)
	Counterparty	Receive	Deliver
01/06/2011	State Street Bank & Trust Co.	US Dollar 120,011	Canadian Dollar 122,032	$(2,716)
01/07/2011	State Street Bank & Trust Co.	US Dollar 21,546	Canadian Dollar 21,928	(506)
				$(3,222)

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

Swap Contracts

Expiration Date	Counterparty		Pay	Receive	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Credit Default Swap Contracts
Protection Purchased
06/20/2015	Credit Suisse First Boston International		5.000% per annum	Par upon delivery of Forest Oil Corp. Bond upon credit event	$530,000	$(53,170)
09/20/2015	Credit Suisse First Boston International		1.000% per annum	Par upon delivery of Vulcan Materials Co. Bond upon credit event	885,000	54,570
						$1,400
Total Return Swap Contracts
Long Total Return Swap Contracts
03/31/2011	Goldman Sachs International	(b)	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	$84,118,440	$2,044,493
09/06/2011	Barclays Capital	(b)	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	17,020,605	888,189
						2,932,682
Short Total Return Swap Contracts
08/31/2011	Barclays Capital	(b) (d)	MSCI Daily TR World Gross Energy	1 Month LIBOR plus a specified spread	(31,692,013)	(353,880)
						$2,578,802

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2010. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Asset Derivatives
Warrants	Investments, at value	$—	$—	$—	$2,163,549	$2,163,549
Purchased Options	Investments, at value	—	—	—	2,550,205	2,550,205
Swap Contracts	Swap contracts, at value	—	—	54,570	2,932,682	2,987,252
Futures Contracts	Variation margin*	2,031,977	5,211,396	—	728,706	7,972,079
Total Value – Assets		$2,031,977	$5,211,396	$54,570	$8,375,142	$15,673,085
Liability Derivatives
Swap Contracts	Swap contracts, at value	$—	$—	$(53,170)	$(353,880)	$(407,050)
Forward Contracts	Unrealized depreciation on forward currency contracts	—	(3,222)	—	—	(3,222)
Futures Contracts	Variation margin*	(1,017,397)	(973,255)	—	(1,105,354)	(3,096,006)
Total Value – Liabilities		$(1,017,397)	$(976,477)	$(53,170)	$(1,459,234)	$(3,506,278)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2010

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2010, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$—	$95,947	$95,947
Warrants	Net realized gain (loss) from Investments	—	—	—	—	—
Purchased Options	Net realized gain (loss) from Investments	—	(500,000)	—	(1,262,300)	(1,762,300)
Swap Contracts	Net realized gain (loss) from Swap contracts	—	—	(31,639)	11,141,079	11,109,440
Futures Contracts	Net realized gain (loss) from Financial futures contracts	(596,892)	7,994,129	—	15,982,376	23,379,613
Forward Contracts	Net realized gain (loss) from Forward currency contracts	—	(11,915)	—	—	(11,915)
Total Realized Gain (Loss)		$(596,892)	$7,482,214	$(31,639)	$25,957,102	$32,810,785

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Rights	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$—	$—	$—	$—
Warrants	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	—	(117,779)	(117,779)
Purchased Options	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	395,250	—	1,666,820	2,062,070
Swap Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	1,400	730,988	732,388
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	191,438	8,871,734	—	(4,166,033)	4,897,139
Forwards Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	(3,222)	—	—	(3,222)
Total Change in Appreciation (Depreciation)		$191,438	$9,263,762	$1,400	$(1,886,004)	$7,570,596

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2010
Assets
Investments in securities, at value (cost: $3,404,561,124)	$3,926,254,007
Repurchase agreements (cost: $66,216,498)	66,216,498
Deposits with brokers for securities sold short	49,312,286
Cash denominated in foreign currencies (cost: $1,374,524)	1,415,237
Receivables:
Investment securities sold	1,077,112
Interest	5,775,340
Dividends and tax reclaims	4,136,811
Swap contracts, at value	2,987,252
Due from broker for futures variation margin	1,025,449
Total Assets	4,058,199,992
Liabilities
Reverse repurchase agreements (Note 7)	110,058,750
Securities sold short, at value (proceeds: $47,337,869)	52,247,495
Swap contracts, at value	407,050
Payables:
Investment securities purchased	15,858,869
Accrued expenses and other liabilities	1,326,401
Money manager fees	757,294
Investment advisory fees	428,383
Dividends on securities sold short	273,689
Interest on reverse repurchase agreements	27,515
Capital stock redeemed	12,169
Unrealized depreciation on forward currency contracts	3,222
Total Liabilities	181,400,837
Net Assets	$3,876,799,155
Shares Outstanding (1,000,000,000 authorized shares, par value $0.001)	249,322,264
Net Asset Value Per Share	$15.55
Net Assets Consist of:
Capital stock	$3,578,581,308
Distributions in excess of net investment income	(134,341,945)
Accumulated net realized loss on investments	(91,532,521)
Net unrealized appreciation on investments and foreign currencies	524,092,313
$3,876,799,155

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

For the Year Ended December 31, 2010
Investment Income
Interest	$28,663,381
Dividends (net of foreign withholding taxes of $1,825,182)	42,608,812
Total Investment Income	71,272,193
Expenses
Investment advisory fees	4,687,352
Money manager fees	16,962,051
Fund administration fees	2,894,056
Professional fees	362,441
Administrative fees	683,429
Chief compliance officer fees	159,664
Registration and filing fees	116,172
Insurance	60,734
Director fees	51,700
Interest (Note 7)	274,373
Dividends on securities sold short	1,337,201
Miscellaneous fees and other	49,028
Total Expenses	27,638,201
Net Investment Income	43,633,992
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $157,550)	89,502,692
Securities sold short	(2,132,100)
Swap contracts	11,109,440
Financial futures contracts	23,379,613
Forward currency contracts and foreign currency-related transactions (net of foreign tax of $276,306)	(2,363,255)
Net Realized Gain	119,496,390
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	270,772,090
Net Realized and Unrealized Gain on Investments and Foreign Currencies	390,268,480
Net Increase in Net Assets Resulting from Operations	$433,902,472

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2010	Year Ended 12/31/2009
Increase in Net Assets From Operations
Net investment income	$43,633,992	$33,666,825
Net realized gain (loss) on investments and foreign currencies	119,496,390	69,963,439
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	270,772,090	514,776,665
Net Increase in Net Assets Resulting from Operations	433,902,472	618,406,929
Distributions
From net investment income	(168,236,589)	(118,960,750)
From net realized gains	(1,696,989)	—
Decrease in Net Assets Resulting from Distributions	(169,933,578)	(118,960,750)
Capital Share Transactions
Proceeds from shares sold	557,632,696	527,746,308
Proceeds from distributions reinvested	100,718,329	67,488,784
Entry/exit fees	3,350,839	3,235,325
Cost of shares redeemed	(109,593,835)	(116,666,639)
Net Increase From Capital Share Transactions	552,108,029	481,803,778
Total Increase in Net Assets	816,076,923	981,249,957
Net Assets
Beginning of year	3,060,722,232	2,079,472,275
End of year	$3,876,799,155	$3,060,722,232
Including distributions in excess of net investment income	$(134,341,945)	$(83,944,906)
Capital Share Transactions (in shares)
Shares sold	37,408,672	39,885,748
Shares reinvested	6,653,533	5,134,522
Shares redeemed	(7,391,504)	(10,134,637)
Net Increase	36,670,701	34,885,633

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2010
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$433,902,472
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,271,023,522)
Investments sold	848,559,812
Purchases to cover securities sold short	(77,029,768)
Securities sold short	105,410,439
(Purchase)/Sale of short term investments, net	(64,195,558)
Decrease in advance purchase of investments	25,000,000
Amortization (accretion) of discount and premium, net	(6,901,991)
Increase in foreign currencies, at cost	(1,287,749)
Increase in interest receivable	(819,803)
Increase in dividends and tax reclaims receivable	(1,305,979)
Decrease in private investment fund redeemed	846,855
Increase in deposit with brokers for securities sold short	(34,906,143)
Increase in interest payable	21,621
Decrease in dividends for securities sold short	(139,671)
Increase in variation margin on financial futures contracts	(1,221,279)
Increase in accrued expenses and other liabilities	484,951
Increase in investment advisory fees payable	428,383
Net realized (gain) loss from investments	(89,502,692)
Net change in unrealized (appreciation) depreciation on investments	(268,417,241)
Net realized loss from securities sold short	2,132,100
Net change in unrealized (appreciation) depreciation on securities sold short	2,024,893
Net cash provided by (used in) operating activities	(397,939,870)
Cash flows provided by (used in) financing activities
Proceeds from shares sold	560,435,566
Payment on shares redeemed	(109,033,697)
Cash distributions paid	(69,215,249)
Increase (decrease) in reverse repurchase agreements	15,753,250
Net cash provided by (used in) financing activities	397,939,870
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of distributions of:	$100,718,329
Interest paid:	$252,752

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
December 31, 2010
Portfolio Management Review (unaudited)

Performance Review

TIFF International Equity Fund (IEF) navigated a volatile 12 months in global equity markets to finish the year ended December 31, 2010, with solid performance results. IEF returned +12.91% before the deduction of entry and exit fees (+11.23% after such deductions) in the calendar year 2010. For the same period, the fund’s performance benchmark, the MSCI All Country World Index ex US (ACW ex US), returned +11.15%. For complete, annualized performance data, see the table on page 35.

Much of IEF’s 2010 outperformance relative to the benchmark stemmed from security selection by the fund’s external managers and to some extent regional allocations, including decisions to underweight emerging markets and, early in the year, euro-denominated holdings. Later in the year, the fund’s exposure to Europe increased as opportunities surfaced in the wake of broad sovereign debt concerns stemming from the Greek financial crisis. Global markets responded sharply to the crisis in Greece, declining by double digits in the second quarter, and IEF followed suit. Markets rebounded in the second half, more than compensating for the first-half decline. IEF outpaced the index during the 3Q rebound but lagged during the continued 4Q rise.

During 2Q, IEF engaged California-based Mission Value Partners to invest about 5% of the fund’s capital in a concentrated portfolio of Japanese stocks.

Strategy Overview

The fund, which seeks to surpass the performance of the ACW ex US by an average of 1% per annum over a majority of market cycles (net of expenses), is designed as a diversified vehicle for that portion of a member’s assets committed to non-US stocks. Its benchmark comprises virtually all non-US markets, permitting members to delegate responsibility for determining how monies earmarked for non-US stock exchanges should be divided between developed and emerging markets. The fund’s “normal” allocations to developed and emerging markets generally approximate the benchmark’s weights, but tilts away from the benchmark, such as those described above, are driven by relative opportunities. The fund does not routinely hedge the currency risk inherent in nondollar-denominated securities for two reasons: the costs of hedging short-term currency fluctuations have tended to be high and currency markets have tended to be self-correcting over time horizons appropriate for global equity investing by endowed charities. IEF generally maintains a desired alignment with its benchmark by deploying equity futures and swaps, plus currency futures, as needed.

Outlook

As IEF entered 2011, its two largest separate account external managers, Marathon Asset Management and Mondrian Investment Partners, continued to steward most fund assets. Together, they managed 74% of IEF’s capital as 2010 came to a close. Overall, TAS continues to manage IEF’s market risk aimed at producing a “beta* of one” — returns that, statistically, hew closely to those of the ACW ex US.

*	Beta is an asset’s sensitivity to market moves. Roughly speaking, if the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF International Equity Fund
December 31, 2010

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in non-US securities, which may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. These risks are magnified in emerging markets. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative.

Fund Performance (unaudited)
Total return for the periods ended 12/31/10

	Calendar Year 2010	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	12.91%	-4.03%	5.97%	6.89%	7.19%	216.28%
After Deduction of Entry/Exit Fees	11.23%	-4.51%	5.65%	6.73%	7.09%	211.42%
MSCI ACW Index ex US*	11.15%	-5.03%	4.82%	5.54%	6.00%	162.76%

Total return assumes dividend reinvestment. IEF’s gross expense ratio for calendar year 2009, including the fees and expenses associated with investments in acquired funds, was 2.19% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such acquired fund fees and expenses, the expense ratio was 1.09%. Expense ratios will differ for 2010. These expense ratios have been restated here and in IEF’s prospectus to reflect an estimate of such fees and expenses as a result of certain changes in the fund’s acquired fund holdings after December 31, 2009, and to show an estimate of what the fund’s expenses would have been in 2009 had a new Money Manager Agreement approved by TIP’s board at its May 2010 meeting been in effect during 2009. The restatement includes only the effects of the base fee portion of the new Money Manager Agreement’s fee schedule but not the performance fee portion.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.75%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) Index ex USSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. MSCI ACW Index ex US returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

Performance of a $1,000,000 Investment (unaudited)
Ten-year period ended 12/31/10

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.75% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF International Equity Fund
December 31, 2010
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period* 7/1/10 – 12/31/10
1) Actual	$1,000	$1,256.20	$5.97
2) Hypothetical	$1,000	$1,019.91	$5.35
*	Expenses are equal to the fund’s annualized expense ratio of 1.05% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

TIFF International Equity Fund
December 31, 2010
Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$11.93	$9.31	$17.65	$17.18	$14.76
Income (loss) from investment operations
Net investment income	0.61	0.11	0.15	0.56	0.39
Net realized and unrealized gain (loss) on investments	0.87	3.33	(7.64)	2.37	3.77
Total from investment operations	1.48	3.44	(7.49)	2.93	4.16
Less distributions from
Net investment income	(0.55)	(0.84)	(0.02)	(0.98)	(0.70)
Net realized gains	—	0.00 (a)	(0.86)	(1.53)	(1.06)
Total distributions	(0.55)	(0.84)	(0.88)	(2.51)	(1.76)
Entry/exit fee per share (b)	0.01	0.02	0.03	0.05	0.02
Net asset value, end of year	$12.87	$11.93	$9.31	$17.65	$17.18
Total return (c)	12.91%	37.13%	(42.92)%	17.43%	28.74%
Ratios/supplemental data
Net assets, end of year (000s)	$204,724	$201,681	$180,348	$400,168	$295,808
Ratio of expenses to average net assets (d)	0.88%	1.06%	0.80%	0.77%	0.67%
Ratio of net investment income to average net assets	1.61%	1.40%	2.34%	1.91%	2.10%
Portfolio turnover	20%	13%	17%	16%	16%

(a)	Rounds to less than $0.01.
(b)	Calculation based on average shares outstanding.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF International Equity Fund / Schedule of Investments*
December 31, 2010

	Number of Shares	Value
Investments — 99.6% of net assets
Common Stocks — 77.3%
Australia — 4.1%
Alumina Ltd.	97,468	$246,973
Amcor Ltd.	213,964	1,476,352
Australia and New Zealand Banking Group Ltd.	31,313	747,344
BHP Billiton Ltd.	15,511	721,028
DuluxGroup Ltd.	12,385	34,813
Foster’s Group Ltd.	98,870	574,622
Iluka Resources Ltd. (a)	34,024	316,905
Orica Ltd.	12,508	318,387
QBE Insurance Group Ltd.	62,953	1,168,035
Santos Ltd.	28,028	376,717
Telstra Corp. Ltd.	483,967	1,380,579
Wesfarmers Ltd.	30,839	1,008,717
		8,370,472
Austria — 0.1%
Andritz AG	1,038	95,448
BWIN Interactive Entertainment AG	1,768	69,680
Oesterreichische Post AG	3,023	100,441
		265,569
Belgium — 0.2%
Ageas, Strip VVPR (a) (b)	39,122	52
Anheuser-Busch InBev NV	6,170	352,503
		352,555
Brazil — 0.7%
Companhia de Concessoes Rodoviarias	28,300	799,727
Redecard SA	43,700	554,249
		1,353,976
Canada — 1.6%
AbitibiBowater, Inc. (a)	12,095	7,420
Ace Aviation Holdings, Inc., Class A (a)	6,301	81,052
BCE, Inc.	25,023	889,382
Bell Aliant Regional Communications Income Fund (b) (c) (d)	565	14,769
Bombardier, Inc., Class B	155,702	784,539
Catalyst Paper Corp. (a)	91,463	21,617
Fraser Papers, Inc. (a) (b) (c)	16,670	—
Groupe Aeroplan, Inc.	5,221	71,780
Imperial Oil Ltd.	11,213	457,632
Jazz Air Income Fund (UNIT) (b) (c) (d)	3,206	16,767
Onex Corp.	2,740	83,305
Rogers Communications, Inc., Class B	24,036	836,413
		3,264,676
Chile — 0.5%
Enersis SA – SPADR	43,400	1,007,748
China — 0.8%
China Construction Bank Corp., Class H	976,910	878,371
China Shenhua Energy Co. Ltd.	85,500	358,480

	Number of Shares	Value
Tsingtao Brewery Co. Ltd.	81,000	$423,599
		1,660,450
Czech Republic — 0.3%
CEZ A.S.	13,948	582,706
Denmark — 1.0%
Carlsberg A/S, Class B	3,347	334,955
Coloplast A/S, Class B	4,026	547,187
Danske Bank A/S (a)	2,242	57,470
GN Store Nord A/S (GN Great Nordic) (a)	41,507	377,859
Novo Nordisk A/S, Class B	1,115	125,499
Topdanmark A/S (a)	370	48,918
Vestas Wind Systems A/S (a)	7,153	225,895
William Demant Holding A/S (a)	4,878	360,342
		2,078,125
Finland — 1.0%
Cargotec Oyj, B Shares	1,426	74,427
Kone Oyj, Class B	844	46,891
Metso Oyj	16,759	935,609
Outokumpu OYJ	2,552	47,387
Sampo Oyj, Class A	28,483	763,559
Tieto Oyj	7,021	132,778
Wartsila Oyj Corp.	1,354	103,353
		2,104,004
France — 5.8%
Alstom SA	730	34,941
Atos Origin SA (a)	492	26,219
AXA SA	17,399	290,346
BNP Paribas	7,823	499,422
Carrefour SA	43,410	1,790,882
Compagnie de Saint-Gobain	18,404	949,072
Edenred (a)	2,713	64,264
Eurofins Scientific	1,059	76,300
France Telecom SA	66,924	1,397,171
GDF Suez, Strip VVPR (a) (b)	6,615	9
Groupe Eurotunnel SA Registered	34,565	304,279
Imerys SA	729	48,675
Legrand SA	10,500	427,960
Neopost SA	3,633	316,850
SA des Ciments Vicat	818	68,339
Sanofi-Aventis	31,603	2,029,364
Societe Generale, Class A	11,785	634,624
Technip SA	785	72,624
Thales SA	7,565	265,003
Total SA	32,288	1,714,590
Vinci SA	16,378	892,028
		11,902,962
Germany — 3.1%
Adidas AG	1,051	68,649
Axel Springer AG	358	58,365
BASF SE	10,223	815,547

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Bayerische Motoren Werke AG	6,089	$478,528
Celesio AG	1,432	35,610
Daimler AG Registered (a)	10,759	729,092
Deutsche Telekom AG	102,372	1,322,073
E.ON AG	11,923	365,682
Fresenius Medical Care AG & Co.	9,238	533,808
Fresenius Medical Care AG & Co. – ADR	4,186	241,490
GEA Group AG	2,007	57,979
Hannover Rueckversicherung AG	1,254	67,245
MLP AG	1,649	16,747
RWE AG	21,776	1,452,789
		6,243,604
Gibraltar — 0.0%
PartyGaming plc (a)	6,633	21,271
Hong Kong — 3.3%
Asia Satellite Telecommunications Holdings Ltd.	8,500	14,762
China Mobile Ltd.	60,000	595,580
First Pacific Co.	458,000	412,391
Henderson Land Development Co. Ltd.	36,914	251,348
Hong Kong & Shanghai Hotels Ltd. (The)	105,833	181,231
Hong Kong Aircraft Engineering Co. Ltd.	9,400	157,010
Hongkong Electric Holdings Ltd.	54,000	340,405
i-Cable Communications Ltd. (a)	236,000	29,447
Jardine Matheson Holdings Ltd.	46,320	2,035,893
Jardine Strategic Holdings Ltd.	45,312	1,259,636
Mandarin Oriental International Ltd.	27,881	57,710
Midland Holdings Ltd.	120,000	98,240
New World Development Ltd.	295,446	554,461
Next Media Ltd. (a)	158,000	21,747
Silver Grant International Ltd.	70,000	23,950
SmarTone Telecommunications Holdings Ltd.	116,478	222,654
Television Broadcasts Ltd.	37,000	199,237
Wheelock & Co. Ltd.	55,000	222,210
		6,677,912
India — 0.4%
Axis Bank Ltd. – GDR Registered	25,605	781,209
Indonesia — 0.7%
Bank Pan Indonesia Tbk PT (a)	2,475,770	312,995
Bank Permata Tbk PT (a)	6,500	1,291
Citra Marga Nusaphala Persada Tbk PT	69,000	10,398
Gudang Garam Tbk PT	4,000	17,746
Indofood Sukses Makmur Tbk PT	386,000	208,727
Matahari Putra Prima Tbk PT	944,925	156,112
Mulia Industrindo Tbk PT (a) (b)	221,500	9,834
Perusahaan Gas Negara (Persero) Tbk PT	1,347,500	661,347
Semen Gresik (Persero) Tbk PT	127,000	133,126
		1,511,576

	Number of Shares	Value
Ireland — 0.6%
CRH plc	1,933	$40,086
DCC plc	3,711	117,019
Experian plc	73,907	920,068
Fyffes plc	51,582	25,474
Independent News & Media plc (a)	57,544	38,669
Irish Continental Group plc (UNIT)	954	19,777
Paddy Power plc	3,939	161,512
Total Produce plc	15,424	7,736
		1,330,341
Italy — 2.5%
Banco Popolare Societa Cooperativa	10,370	47,013
Davide Campari-Milano SpA	8,822	57,442
Eni SpA	62,735	1,370,825
Fiat SpA	41,531	855,150
Finmeccanica SpA	3,610	41,046
Intesa Sanpaolo SpA	414,088	1,122,967
Luxottica Group SpA – SPADR	16,168	495,064
Natuzzi SpA – SPADR (a)	5,304	17,397
Saipem SpA	19,951	982,968
UniCredit SpA	65,735	135,948
		5,125,820
Japan — 18.9%
Ajinomoto Co., Inc.	9,000	93,737
Alfresa Holdings Corp.	5,700	252,934
Astellas Pharma, Inc.	46,800	1,782,801
Bank of Yokohama Ltd. (The)	41,000	212,438
BML, Inc.	14,100	395,755
Canon, Inc.	34,250	1,755,815
Chiba Bank Ltd. (The)	27,000	175,439
Dai Nippon Printing Co. Ltd.	8,000	108,868
Dai-Dan Co. Ltd.	16,000	80,938
Dai-ichi Life Insurance Co. Ltd. (The)	66	107,117
Daiichikosho Co. Ltd.	40,900	793,674
Dainippon Sumitomo Pharma Co. Ltd.	1,000	9,068
Dentsu, Inc.	3,400	105,461
Duskin Co. Ltd.	29,800	562,971
DyDo DRINCO, Inc.	12,300	473,249
East Japan Railway Co.	6,700	435,545
FP Corp.	8,000	443,231
Fukuoka Financial Group, Inc.	63,000	273,677
Hitachi Chemical Co. Ltd.	15,200	314,419
Hitachi Ltd.	103,000	549,572
Hitachi Metals Ltd.	8,000	96,006
Isetan Mitsukoshi Holdings Ltd.	30,200	350,831
JS Group Corp.	23,600	519,184
JX Holdings, Inc.	36,400	246,505
Kao Corp.	106,100	2,857,344
Kawasaki Heavy Industries Ltd.	93,000	312,440

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
KDDI Corp.	103	$594,625
Kinden Corp.	13,000	120,034
Kyowa Hakko Kirin Co. Ltd.	31,000	318,970
Marui Group Co. Ltd.	20,900	170,375
Meiko Network Japan Co. Ltd.	18,400	154,748
Mitsubishi Corp.	15,600	421,865
Mitsubishi Estate Co. Ltd.	32,200	596,784
Mitsubishi Heavy Industries Ltd.	57,000	213,983
Mitsubishi Tanabe Pharma Corp.	7,000	118,197
Mitsubishi UFJ Financial Group, Inc.	117,100	632,710
Mitsui & Co. Ltd.	16,000	263,984
Mitsui Fudosan Co. Ltd.	22,100	440,228
MOSHI MOSHI HOTLINE, Inc.	24,900	652,801
MS&AD Insurance Group Holdings	8,300	207,894
Namco Bandai Holdings, Inc.	17,400	186,858
Nippon Meat Packers, Inc.	19,000	248,118
Nippon Suisan Kaisha Ltd.	36,300	114,328
Nippon Telegraph & Telephone Corp.	13,700	626,778
NISSIN FOODS HOLDINGS CO. Ltd.	16,500	591,204
NKSJ Holdings, Inc. (a)	143,000	1,052,110
NSK Ltd.	25,000	225,728
NTT Data Corp.	71	245,579
NTT DoCoMo, Inc.	114	199,049
Obayashi Corp.	64,000	294,578
OLYMPUS Corp.	25,000	755,967
OMRON Corp.	10,900	288,727
Onward Holdings Co. Ltd.	20,000	172,870
Panasonic Corp.	29,500	416,427
Sansei Yusoki Co. Ltd.	36,000	180,444
SAZABY LEAGUE Ltd.	18,200	447,291
Secom Co. Ltd.	23,400	1,107,348
Sekisui House Ltd.	62,000	625,671
Seven & I Holdings Co. Ltd.	77,460	2,068,907
Seven Bank Ltd.	342	724,039
Shimizu Corp.	47,000	200,725
Shiseido Co. Ltd.	12,600	275,107
So-net Entertainment Corp.	137	410,989
Sony Corp.	2,800	100,839
Sumitomo Electric Industries Ltd.	45,800	635,663
Sumitomo Forestry Co. Ltd.	24,600	215,955
Sumitomo Mitsui Financial Group, Inc.	16,800	597,996
Taiyo Nippon Sanso Corp.	16,000	141,173
Takeda Pharmaceutical Co. Ltd.	35,100	1,726,298
TOKAI Corp. – Gifu	11,800	203,372
Tokio Marine Holdings, Inc.	37,800	1,129,029
Tokyo Electric Power Co., Inc. (The)	12,700	310,156
Tokyo Electron Ltd.	2,500	158,051
Tokyo Gas Co. Ltd.	124,000	549,661
Tokyo Ohka Kogyo Co. Ltd.	4,900	105,417
Toyo Seikan Kaisha Ltd.	15,700	298,442
Toyota Motor Corp.	37,900	1,492,473
West Japan Railway Co.	98	366,332

	Number of Shares	Value
Yamada Denki Co. Ltd.	2,470	$168,429
Yamato Holdings Co. Ltd.	33,900	482,187
Yaskawa Electric Corp.	22,000	207,858
ZOJIRUSHI Corp.	67,000	179,021
		38,743,411
Luxembourg — 0.4%
ArcelorMittal	17,948	682,853
Oriflame Cosmetics SA – SDR	829	43,610
		726,463
Malaysia — 0.7%
AMMB Holdings Berhad	117,087	266,820
Bumiputra-Commerce Holdings Berhad	200,698	552,992
Carlsberg Brewery Malaysia Berhad	9,300	19,057
Genting Malaysia Berhad	346,400	380,665
Malaysian Airline System Berhad (a)	65,300	44,237
Multi-Purpose Holdings Berhad	70,750	50,699
Sime Darby Berhad	67,352	192,172
		1,506,642
Mexico — 0.1%
America Movil SA de CV, Series L – ADR	1,817	104,187
Telefonos de Mexico SAB de CV, Series L – SPADR	1,300	20,982
		125,169
Netherlands — 3.6%
ASML Holding NV	1,844	71,433
Heineken NV	10,764	527,560
ING Groep NV – CVA (a)	84,518	824,781
Koninklijke (Royal) KPN NV	31,056	453,551
Koninklijke Ahold NV	61,964	818,331
Koninklijke Boskalis Westminster NV – CVA	10,992	525,358
Randstad Holding NV (a)	1,306	68,960
Reed Elsevier NV	78,055	966,551
Royal Dutch Shell plc, Class A	69,038	2,281,536
Royal Dutch Shell plc, Class B	14,254	471,603
TNT NV	1,099	29,052
Wolters Kluwer NV	10,870	238,298
		7,277,014
New Zealand — 0.3%
PGG Wrightson Ltd. (a)	247,338	106,006
Telecom Corp. of New Zealand Ltd.	302,868	511,935
		617,941
Norway — 0.3%
DNB NOR ASA	28,422	398,881
StatoilHydro ASA	10,978	260,931
Storebrand ASA (a)	6,023	45,044
		704,856
Peru — 0.2%
Credicorp Ltd.	2,900	344,839

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Philippines (The) — 1.1%
ABS-CBN Holdings Corp. – PDR	400,210	$411,019
Ayala Corp.	72,809	654,302
Banco de Oro Unibank, Inc.	33,900	45,251
Benpres Holdings Corp. (a)	678,000	82,147
DMCI Holdings, Inc.	201,500	165,492
Globe Telecom, Inc.	14,940	272,785
Jollibee Foods Corp.	63,410	128,614
Philippine Long Distance Telephone Co. – SPADR	8,500	495,295
		2,254,905
Russia — 0.3%
Lukoil OAO – SPADR	11,400	652,308
Singapore — 1.2%
Genting Singapore plc (a)	38,224	65,206
Great Eastern Holdings Ltd.	26,000	316,417
GuocoLeisure Ltd.	172,000	96,471
Singapore Telecommunications Ltd.	333,000	791,268
STATS ChipPAC Ltd. (a)	270,000	185,106
United Industrial Corp. Ltd.	14,000	27,322
United Overseas Bank Ltd.	65,342	926,533
Yellow Pages Singapore Ltd.	122,500	17,653
		2,425,976
South Africa — 1.0%
Anglo Platinum Ltd. (a)	814	85,746
AngloGold Ashanti Ltd.	769	38,212
City Lodge Hotels Ltd.	2,748	33,807
Clicks Group Ltd.	13,894	91,404
Discovery Holdings Ltd.	2,892	17,305
FirstRand Ltd.	45,225	133,925
Gold Fields Ltd.	2,651	48,539
Hosken Consolidated Investments Ltd.	9,047	114,480
JD Group Ltd.	2,592	22,821
MMI Holdings Ltd.	7,632	19,252
Nedbank Group Ltd.	11,016	218,094
Pretoria Portland Cement Co. Ltd.	112,912	599,037
RMB Holdings Ltd.	52,440	306,450
Sun International Ltd.	15,669	250,860
		1,979,932
South Korea — 0.4%
KB Financial Group, Inc. (a)	1,159	61,068
Korea Electric Power Corp. (a)	950	25,373
KT&G Corp. (a)	8,871	511,307
POSCO	179	76,660
Samsung Electronics Co. Ltd.	152	127,022
SK Telecom Co. Ltd.	506	77,349
		878,779
Spain — 2.8%
Acciona SA	3,059	216,804
Acerinox SA	21,202	372,100

	Number of Shares	Value
Banco Santander SA	116,198	$1,234,640
Gestevision Telecinco SA	22,081	242,907
Iberdrola SA	205,581	1,583,845
Telefonica SA	77,748	1,765,736
Viscofan SA	6,154	233,566
		5,649,598
Sweden — 1.1%
Assa Abloy AB, Class B	24,110	679,829
CDON Group AB (a)	1,296	5,993
Hoganas AB, Class B	4,825	188,770
Modern Times Group AB, Class B	1,296	85,815
Nordea Bank AB	11,498	125,039
Svenska Handelsbanken AB, Class A	17,200	549,520
Swedish Match AB	9,318	269,870
Telefonaktiebolaget LM Ericsson, Class B	33,895	392,494
		2,297,330
Switzerland — 3.4%
ABB Ltd. (a)	1,630	36,403
Adecco SA	6,143	401,912
Compagnie Financiere Richemont SA	9,487	558,131
Geberit AG	2,412	557,733
Helvetia Holding AG	137	52,696
Logitech International SA (a)	11,063	210,706
Novartis AG	44,731	2,632,177
PubliGroupe SA (a)	475	55,365
Roche Holding AG	4,164	610,411
Sonova Holding AG Registered	2,052	265,763
Swiss Reinsurance Co. Ltd.	897	48,854
UBS AG Registered (a)	17,489	287,034
Zurich Financial Services AG	4,696	1,216,273
		6,933,458
Taiwan — 0.8%
Chunghwa Telecom Co. Ltd.	23,000	58,443
Chunghwa Telecom Co. Ltd. – ADR	22,927	582,680
Taiwan Semiconductor Manufacturing Co. Ltd.	417,133	1,015,380
Uni-President Enterprises Corp.	41,116	60,972
		1,717,475
Thailand — 0.7%
Advanced Info Service PCL	94,800	267,308
GMM Grammy PCL	92,100	46,440
Kasikornbank PCL	59,500	257,580
Land and Houses PCL	353,500	75,637
Matichon PCL	28,100	6,432
MBK PCL	37,600	129,720
Siam Cement PCL	47,000	562,846
Thanachart Capital PCL	111,700	133,395
		1,479,358

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
Turkey — 0.3%
Turkcell Iletisim Hizmetleri AS – ADR	20,800	$356,304
Turkiye Garanti Bankasi AS	65,298	331,330
		687,634
United Kingdom — 12.9%
Admiral Group plc	4,810	113,713
AMEC plc	4,776	85,713
Anglo American plc – ADR	10,690	279,116
Anglo American plc – JSE Shares	906	47,212
Anglo American plc – LSE Shares	1,315	68,445
BAE Systems plc	77,294	397,764
Barclays plc	93,606	385,100
Barratt Developments plc (a)	15,154	20,972
BG Group plc	55,663	1,126,254
BHP Billiton plc	19,963	795,898
BP plc	352,588	2,583,460
Bradford & Bingley plc (a) (b)	97,457	—
British American Tobacco plc	884	34,033
British Sky Broadcasting Group plc	8,754	100,493
Bunzl plc	17,657	197,962
Cable & Wireless Communications plc	237,108	179,330
Cable & Wireless Worldwide	172,438	176,785
Capita Group plc	51,645	561,091
Carnival plc	8,604	400,370
Centrica plc	10,608	54,887
Close Brothers Group plc	3,049	40,501
Compass Group plc	197,644	1,791,755
Connaught plc (b) (c)	8,231	—
Daily Mail & General Trust NV, Class A	5,108	45,747
Devro plc	30,936	122,095
Diageo plc	27,142	502,715
Enterprise Inns plc (a)	33,868	62,451
G4S plc	67,502	268,173
GlaxoSmithKline plc	89,935	1,746,946
Hays plc	74,324	149,550
HMV Group plc	22,914	11,434
Homeserve plc	26,702	184,716
HSBC Holdings plc	3,969	40,445
ICAP plc	47,109	393,342
Informa plc	62,493	397,305
International Personal Finance	51,318	307,542
Intertek Group plc	26,115	723,132
Invensys plc	81,167	448,636
ITV plc (a)	202,112	220,950
Jupiter Fund Management plc (a)	10,436	48,892
Ladbrokes plc	39,665	75,934
Lloyds Banking Group plc (a)	475,849	487,997
Michael Page International plc	8,681	75,164
Millennium & Copthorne Hotels plc	7,932	73,100
National Express Group plc (a)	9,904	38,798
Northgate plc (a)	6,578	28,924

	Number of Shares	Value
Provident Financial plc	17,626	$240,346
Reckitt Benckiser Group plc	13,153	723,376
Reed Elsevier plc	32,321	273,031
Rexam plc	45,608	236,651
Rightmove plc	20,300	246,690
Rio Tinto plc	9,940	697,108
Rolls-Royce Group plc (a)	9,465	91,953
Rolls-Royce Group plc, C Shares (a)	605,760	944
RSA Insurance Group plc	28,448	55,572
Sage Group plc	106,948	456,282
Smith & Nephew plc	5,368	56,410
Smiths Group plc	12,969	251,942
Sportingbet plc	71,524	68,931
Stagecoach Group plc	76,331	252,679
Tesco plc	217,522	1,442,357
Thomas Cook Group plc	97,219	287,921
Tui Travel plc	81,711	313,764
Unilever plc	71,539	2,187,668
Vodafone Group plc	869,128	2,262,956
WH Smith plc	17,336	131,735
WPP plc	25,814	318,974
		26,492,132
United States — 0.1%
NII Holdings, Inc., Class B (a)	3,018	134,784
Total Common Stocks (Cost $144,344,825)		158,264,980
Acquired Funds — 13.6%
Private Investment Funds (e) — 13.6%
Convexity Capital Offshore, LP (a) (b) (c) (d)		10,909,557
Lansdowne UK Equity Fund Ltd. (a) (b) (c) (d)	27,165	11,758,454
Lone Dragon Pine, LP (a) (b) (c) (d)		5,131,295
Total Acquired Funds (Cost $17,287,313)		27,799,306
Preferred Stocks — 0.6%
Itausa – Investimentos Itau SA, 0.41% (Brazil)	58,200	462,906
Malaysian Airline System Berhad, 30.00% (Malaysia)	20,000	5,384
Vale SA, 1.89% (Brazil)	27,340	798,899
Total Preferred Stocks (Cost $941,708)		1,267,189

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

	Number of Contracts	Value
Warrants — 0.0%
Eurofins Scientific Warrants Expiring 06/29/17 (France) (a) (c)	22	$407
Global Yellow Pages Ltd. Warrants Expiring 09/10/14 (Singapore) (a)	35,000	1,227
Henderson Land Development Co. Ltd. Warrants Expiring 06/01/11 (Hong Kong) (a)	9,000	2,084
Total Warrants (Cost $43)		3,718

	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Investments — 8.1%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/10 (proceeds at maturity $6,555,967) (collateralized by US Treasury Notes, due 04/30/12 through 08/15/19 with a principal value of $6,395,000 and a market value of $6,700,550)
(Cost $6,555,962)	0.010%	01/03/11	$6,555,962	$6,555,962
US Treasury Bills — 4.9%
US Treasury Bill (f) (g)		03/17/11	7,000,000	6,998,439
US Treasury Bill (f)		05/19/11	3,000,000	2,998,299
Total US Treasury Bills (Cost $9,995,143)				9,996,738
Total Short-Term Investments (Cost $16,551,105)				16,552,700
Total Investments — 99.6% (Cost $179,124,994)				203,887,893
Other Assets in Excess of Liabilities — 0.4%				835,620
Net Assets — 100.0%				$204,723,513
ADR	American Depositary Reciept
CVA	Certificaaten van aandelen (share certificates)
GDR	Global Depositary Reciept
JSE	Johannesburg Stock Exchange
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
PDR	Philippine Depositary Receipt
SDR	Swedish Depositary Receipts
SPADR	Sponsored ADR
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)
*	Approximately 26% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund’s net asset value.
(c)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $28,859,907, which represents 14.1% of the fund’s net assets.
(d)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2010, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investment	Date of Acquisition	Cost	Value
Bell Aliant Regional Communications Income Fund	07/11/06	$16,840	$14,769
Convexity Capital Offshore, LP	02/16/06	7,333,333	10,909,557
Jazz Air Income Fund (UNIT)	03/12/07 – 05/22/07	23,682	16,767
Lansdowne UK Equity Fund Ltd.	05/31/03	4,953,980	11,758,454
Lone Dragon Pine, LP	03/31/08	5,000,000	5,131,295
Total (13.6% of net assets)			$27,830,842
(e)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2010. These positions are therefore grouped into their own industry classification.
(f)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(g)	Security or a portion thereof is pledged as initial margin for financial futures contracts.

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

Summary Schedule of Investments

Common Stocks	77.3%
Private Investment Funds	13.6%
Short-Term Investments	8.1%
Preferred Stocks	0.6%
Warrants	0.0%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Foreign Currency-Related
96	March 2011 Canadian Dollar	$9,483,692	$9,642,240	$158,548
6	March 2011 Euro Dollar	994,990	1,002,300	7,310
21	March 2011 Swiss Franc	2,663,070	2,812,425	149,355
				315,213
	Equity-Related
16	March 2011 ASX S&P 200 Index	1,952,797	1,935,138	(17,659)
223	March 2011 Dow Jones EURO STOXX 50 Index	8,507,021	8,325,977	(181,044)
30	March 2011 Topix Index	3,254,736	3,310,753	56,017
64	March 2011 TSE 60 Index	9,729,622	9,875,168	145,546
				2,860
				318,073
	Short Financial Futures Contracts
	Foreign Currency-Related
9	March 2011 Australian Dollar	(876,432)	(912,690)	(36,258)
12	March 2011 British Pound	(1,183,082)	(1,168,575)	14,507
52	March 2011 Japanese Yen	(7,770,075)	(8,013,200)	(243,125)
				(264,876)
	Equity-Related
36	March 2011 FTSE 100 Index	(3,273,763)	(3,307,598)	(33,835)
				(298,711)
				$19,362

Total Return Swap Contracts

Expiration Date	Counterparty		Pay	Receive	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Long Total Return Swap Contracts
06/30/2011	Barclays Bank, PLC	(c)	1 Month LIBOR plus a specified spread	iShares MSCI Emerging Markets Index Fund	$5,951,842	$143,332
07/18/2011	Goldman Sachs International	(c)	3 Month LIBOR plus specified spread	MSCI AC World Index ex USA	10,234,307	341,140
08/31/2011	Goldman Sachs International	(c)	1 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	10,442,432	544,186
						$1,028,658

TIFF International Equity Fund / Schedule of Investments
December 31, 2010

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2010. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Foreign Currency Risk	Equity Risk	Total
Asset Derivatives
Warrants	Investments, at value	$—	$3,718	$3,718
Swap Contracts	Swap contracts, at value	—	1,028,658	1,028,658
Futures Contracts	Variation margin*	329,720	201,563	531,283
Total Value – Assets		$329,720	$1,233,939	$1,563,659
Liability Derivatives
Futures Contracts	Variation margin*	$(279,383)	$(232,538)	$(511,921)
Total Value – Liabilities		$(279,383)	$(232,538)	$(511,921)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$49,539	$49,539
Warrants	Net realized gain (loss) from Investments	—	—	—
Swap Contracts	Net realized gain (loss) from Swap contracts	—	2,750,677	2,750,677
Futures Contracts	Net realized gain (loss) from Financial futures contracts	744,833	982,317	1,727,150
Forward Contracts	Net realized gain (loss) from Forward currency contracts	9,794	—	9,794
Total Realized Gain (Loss)		$754,627	$3,782,533	$4,537,160

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Warrants	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$5,064	$5,064
Swap Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	597,422	597,422
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	(243,348)	(297,819)	(541,167)
Total Change in Appreciation (Depreciation)		$(243,348)	$304,667	$61,319

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statement of Assets and Liabilities

December 31, 2010
Assets
Investments in securities, at value (cost: $172,569,032)	$197,331,931
Repurchase agreements (cost: $6,555,962)	6,555,962
Cash denominated in foreign currencies (cost: $207,366)	213,836
Receivables:
Dividends and tax reclaims	347,486
Swap contracts, at value	1,028,658
Due from broker for futures variation margin	26,757
Total Assets	205,504,630
Liabilities
Payables:
Distributions	357,713
Accrued expenses and other liabilities	255,006
Investment securities purchased	76,391
Money manager fees	66,326
Investment advisory fees	25,681
Total Liabilities	781,117
Net Assets	$204,723,513
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	15,911,800
Net Asset Value Per Share	$12.87
Net Assets Consist of:
Capital stock	$191,866,324
Distributions in excess of net investment income	(7,748,963)
Accumulated net realized loss on investments	(5,390,923)
Net unrealized appreciation on investments and foreign currencies	25,997,075
$204,723,513

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statement of Operations

For the Year Ended December 31, 2010
Investment Income
Interest	$8,409
Dividends (net of foreign withholding taxes of $429,207)	4,766,268
Total Investment Income	4,774,677
Expenses
Investment advisory fees	288,788
Money manager fees	914,649
Fund administration fees	266,355
Professional fees	137,523
Administrative fees	38,395
Chief compliance officer fees	9,095
Registration and filing fees	15,182
Insurance	3,988
Director fees	2,948
Miscellaneous fees and other	10,534
Total Expenses	1,687,457
Net Investment Income	3,087,220
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $20,760)	4,767,052
Swap contracts	2,750,677
Financial futures contracts	1,727,150
Forward currency contracts and foreign currency-related transactions (net of foreign tax of $20,577)	43,068
Net Realized Gain	9,287,947
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	10,865,797
Net Realized and Unrealized Gain on Investments and Foreign Currencies	20,153,744
Net Increase in Net Assets Resulting from Operations	$23,240,964

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2010	Year Ended 12/31/2009
Increase in Net Assets From Operations
Net investment income	$3,087,220	$2,563,169
Net realized gain (loss) on investments and foreign currencies	9,287,947	12,134,475
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,865,797	44,333,880
Net Increase in Net Assets Resulting from Operations	23,240,964	59,031,524
Distributions
From net investment income	(8,616,368)	(13,293,078)
From net realized gains	—	(64,163)
Decrease in Net Assets Resulting from Distributions	(8,616,368)	(13,357,241)
Capital Share Transactions
Proceeds from shares sold	145,798	254,773
Proceeds from distributions reinvested	7,324,435	11,267,996
Entry/exit fees	145,083	272,950
Cost of shares redeemed	(19,197,547)	(36,136,702)
Net Decrease From Capital Share Transactions	(11,582,231)	(24,340,983)
Total Increase in Net Assets	3,042,365	21,333,300
Net Assets
Beginning of year	201,681,148	180,347,848
End of year	$204,723,513	$201,681,148
Including distributions in excess of net investment income	$(7,748,963)	$(9,325,172)
Capital Share Transactions (in shares)
Shares sold	12,370	25,062
Shares reinvested	615,065	944,509
Shares redeemed	(1,620,187)	(3,441,036)
Net Decrease	(992,752)	(2,471,465)

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statement of Cash Flows

Year Ended December 31, 2010
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$23,240,964
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(39,035,146)
Investments sold	44,402,983
(Purchase)/Sale of short term investments, net	7,503,999
Increase in foreign currencies, at cost	(165,057)
Increase in dividends and tax reclaims receivable	(81,978)
Decrease in variation margin on financial futures contracts	78,507
Increase in accrued expenses and other liabilities	31,978
Increase in investment advisory fees payable	25,681
Net realized (gain) loss from investments	(4,767,052)
Net change in unrealized (appreciation) depreciation on investments	(11,393,993)
Net cash provided by (used in) operating activities	19,840,886
Cash flows provided by (used in) financing activities
Proceeds from shares sold	146,900
Payment on shares redeemed	(19,053,566)
Cash distributions paid	(934,220)
Net cash provided by (used in) financing activities	(19,840,886)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of distributions of:	$7,324,435

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
December 31, 2010
Portfolio Management Review (unaudited)

Performance Review

TIFF US Equity Fund (USEF) rode the year’s market gyrations to strong absolute returns during the 12 months ended December 31, 2010, yet the fund fell considerably short of its benchmark during the period. USEF returned +14.56% before the deduction of entry and exit fees (+13.96% after such deductions) for the calendar year 2010. During the same period, the fund’s performance benchmark, the Wilshire 5000 (W5000) Total Market Index, returned +17.87%. For complete, annualized performance data, see the table on page 51.

While the fund enjoyed excess returns during 1Q 2010, stemming largely from stock selection by the fund’s external managers, relative returns were negative in each of the three quarters that followed. During 3Q 2010, USEF’s returns were burdened by losses on certain stocks in the education and health care sectors, two arenas that fell under government scrutiny, contributing to the fund’s 3Q return shortfall of 2.16% against the benchmark (before the deduction of entry and exit fees). These losses acted to dampen USEF’s gains during the second half of the year — a period marked by strong market returns.

Strategy Overview

The fund provides exposure to all major sectors of the US stock market, including small and mid cap stocks not represented in the S&P 500 Index. The S&P 500 Index is a broad based, unmanaged index of 500 stocks that is widely recognized as representative of the US equity market. USEF seeks to outperform not the S&P 500 Index but rather the W5000 — a broader index that comprises all publicly traded US stocks with readily available price quotations. The W5000 has tended to underperform the S&P 500 Index when very large capitalization stocks perform relatively well and outperform it when such stocks lag smaller ones. But the W5000 was selected as the fund’s benchmark rather than the S&P 500 Index because it represents a truly comprehensive measure of publicly traded US stocks. While the W5000 returned +17.87% for the calendar year 2010, the S&P 500 Index returned +15.06%. USEF generally maintains a desired alignment with its benchmark by deploying equity futures as needed.

Outlook

USEF entered 2011 with the fund’s small cap manager allocations slightly larger than they were at the beginning of 2010. As always, TAS continues to adjust exposures from time to time in light of our views about the evolving opportunity set in US equity markets and the fund’s evolving risk tolerances. The fund hedges the bulk of its capitalization exposure to maintain index-like weights. From a sector standpoint, the fund’s leanings throughout 2010 were largely unchanged as it exited the year, with heavier exposure to consumer discretionary and information technology stocks than to financial and industrial securities.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF US Equity Fund
December 31, 2010

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in smaller companies, which may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative.

Fund Performance (unaudited)
Total return for the periods ended 12/31/10

	Calendar Year 2010	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	14.56%	-1.03%	3.25%	3.55%	9.01%	318.24%
After Deduction of Entry/Exit Fees	13.96%	-1.19%	3.14%	3.50%	8.97%	315.94%
Wilshire 5000 Total Market Index*	17.87%	-1.49%	3.21%	2.66%	8.57%	290.83%

Total return assumes dividend reinvestment. USEF's gross expense ratio for calendar year 2009, including the fees and expenses associated with investments in acquired funds, was 2.01% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such acquired fund fees and expenses, the expense ratio was 1.16%. Expense ratios will differ for 2010.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.25%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The Wilshire 5000 Total Market Index is a capitalization-weighted index which consists of US equity securities with readily available price data that trade on a regular basis. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

Performance of a $1,000,000 Investment (unaudited)
Ten-year period ended 12/31/10

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.25% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of funds shares.

TIFF US Equity Fund
December 31, 2010
 Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period* 7/1/10 – 12/31/10
1) Actual	$1,000	$1,215.30	$3.74
2) Hypothetical	$1,000	$1,021.83	$3.41
*	Expenses are equal to the fund’s annualized expense ratio of 0.67% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.

TIFF US Equity Fund
December 31, 2010
Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$11.02	$8.35	$13.39	$14.90	$14.07
Income (loss) from investment operations
Net investment income (loss)	0.00 (a)	(0.14)	0.01	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.60	2.87	(4.83)	0.33	2.35
Total from investment operations	1.60	2.73	(4.82)	0.44	2.45
Less distributions from
Net investment income	(0.06)	(0.07)	(0.11)	(0.14)	(0.10)
Net realized gains	—	—	(0.11)	(1.82)	(1.53)
Total distributions	(0.06)	(0.07)	(0.22)	(1.96)	(1.63)
Entry/exit fee per share (b)	0.01	0.01	0.00 (a)	0.01	0.01
Net asset value, end of year	$12.57	$11.02	$8.35	$13.39	$14.90
Total return (c)	14.56%	32.91%	(36.39)%	2.84%	17.68%
Ratios/supplemental data
Net assets, end of year (000s)	$113,429	$117,900	$127,371	$227,588	$216,369
Ratio of expenses to average net assets (d)	0.68%	1.16%	0.68%	0.73%	0.74%
Ratio of net investment income (loss) to average net assets	0.34%	(0.13)%	0.31%	0.56%	0.63%
Portfolio turnover	33%	25%	34%	38%	35%

(a)	Rounds to less than $0.01.
(b)	Calculation based on average shares outstanding.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.

See accompanying Notes to Financial Statements.

TIFF US Equity Fund / Schedule of Investments*
December 31, 2010

	Number of Shares	Value
Investments — 99.9% of net assets
Common Stocks — 75.8%
Aerospace & Defense — 2.0%
AAR Corp. (a)	41,509	$1,140,252
General Dynamics Corp.	2,300	163,208
Lockheed Martin Corp.	5,300	370,523
Northrop Grumman Corp.	5,500	356,290
Raytheon Co.	5,100	236,334
		2,266,607
Automobiles — 0.3%
Ford Motor Co. (a)	18,500	310,615
Beverages — 1.7%
Coca-Cola Co. (The)	2,300	151,271
Constellation Brands, Inc., Class A (a)	78,100	1,729,915
		1,881,186
Biotechnology — 0.8%
Amgen, Inc. (a)	7,200	395,280
Biogen Idec, Inc. (a)	5,400	362,070
Gilead Sciences, Inc. (a)	5,500	199,320
		956,670
Capital Markets — 1.0%
Ameriprise Financial, Inc.	6,300	362,565
Franklin Resources, Inc.	3,300	366,993
T. Rowe Price Group, Inc.	5,600	361,424
		1,090,982
Chemicals — 3.0%
Agrium, Inc. (Canada)	3,300	302,775
E. I. du Pont de Nemours & Co.	3,000	149,640
International Flavors & Fragrances, Inc.	26,000	1,445,340
Nalco Holding Co.	39,068	1,247,832
PPG Industries, Inc.	3,600	302,652
		3,448,239
Commercial Banks — 2.1%
Credicorp Ltd. (Peru)	2,400	285,384
Fifth Third Bancorp	22,700	333,236
North Valley Bancorp (a)	13,860	115,731
Prosperity Bancshares, Inc.	23,187	910,785
Wells Fargo & Co.	22,500	697,275
		2,342,411
Commercial Services & Supplies — 1.3%
KAR Auction Services, Inc. (a)	103,500	1,428,300
Communications Equipment — 0.4%
QUALCOMM, Inc.	2,700	133,623
Research In Motion Ltd. (Canada) (a)	5,500	319,715
		453,338
Computers & Peripherals — 2.1%
Apple, Inc. (a)	1,000	322,560
Dell, Inc. (a)	23,900	323,845
Hewlett-Packard Co.	8,600	362,060
QLogic Corp. (a)	80,000	1,361,600
		2,370,065
Consumer Finance — 0.3%
Capital One Financial Corp.	9,100	387,296

	Number of Shares	Value
Diversified Consumer Services — 1.8%
DeVry, Inc.	28,200	$1,353,036
ITT Educational Services, Inc. (a)	11,100	706,959
		2,059,995
Diversified Financial Services — 0.9%
JPMorgan Chase & Co.	20,800	882,336
NYSE Euronext	6,300	188,874
		1,071,210
Diversified Telecommunication Services — 2.0%
AT&T, Inc.	14,800	434,824
BCE, Inc. (Canada)	9,600	340,416
General Communications, Inc., Class A (a)	94,100	1,191,306
Verizon Communications, Inc.	7,400	264,772
		2,231,318
Electric Utilities — 1.6%
Edison International	9,900	382,140
Entergy Corp.	3,300	233,739
Exelon Corp.	3,100	129,084
NV Energy, Inc.	75,000	1,053,750
		1,798,713
Electrical Equipment — 0.7%
Babcock & Wilcox Co. (a)	30,300	775,377
Electronic Equipment, Instruments & Components — 4.2%
Checkpoint Systems, Inc. (a)	132,300	2,718,765
Rogers Corp. (a)	45,000	1,721,250
Tyco Electronics Ltd. (Switzerland)	8,900	315,060
		4,755,075
Energy Equipment & Services — 2.0%
Cal Dive International, Inc. (a)	18,086	102,548
Tidewater, Inc.	40,000	2,153,600
		2,256,148
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	9,100	316,407
Geerlings & Wade, Inc. (a)	66,300	66
Kroger Co. (The)	14,100	315,276
Safeway, Inc.	15,400	346,346
Sysco Corp.	4,300	126,420
Wal-Mart Stores, Inc.	8,200	442,226
Walgreen Co.	10,700	416,872
		1,963,613
Food Products — 0.1%
Archer-Daniels-Midland Co.	4,200	126,336
Health Care Equipment & Supplies — 1.6%
Accuray, Inc. (a)	106,394	718,160
Cooper Companies, Inc. (The)	16,698	940,765
PharmChem, Inc. (a) (b)	269,200	377
St. Jude Medical, Inc. (a)	4,700	200,925
		1,860,227
Health Care Providers & Services — 5.6%
Aetna, Inc.	10,200	311,202
AmerisourceBergen Corp.	9,800	334,376
Cardinal Health, Inc.	9,100	348,621
Humana, Inc. (a)	5,900	322,966
Lincare Holdings, Inc.	30,000	804,900
Owens & Minor, Inc.	31,200	918,216

TIFF US Equity Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
PharMerica Corp. (a)	41,100	$470,595
UnitedHealth Group, Inc.	11,100	400,821
Universal Health Services, Inc., Class B	37,900	1,645,618
VCA Antech, Inc. (a)	30,400	708,016
WellPoint, Inc. (a)	2,400	136,464
		6,401,795
Hotels, Restaurants & Leisure — 2.1%
Brinker International, Inc.	95,000	1,983,600
McDonald's Corp.	3,600	276,336
Royal Caribbean Cruises Ltd. (a)	3,100	145,700
		2,405,636
Household Products — 0.6%
Colgate-Palmolive Co.	1,700	136,629
Procter & Gamble Co. (The)	9,100	585,403
		722,032
Industrial Conglomerates — 0.2%
General Electric Co.	15,700	287,153
Insurance — 5.4%
ACE Ltd. (Switzerland)	5,900	367,275
Aflac, Inc.	2,200	124,146
Arthur J. Gallagher & Co.	50,000	1,454,000
Brown & Brown, Inc.	60,000	1,436,400
Chubb Corp.	6,500	387,660
Travelers Companies, Inc. (The)	7,900	440,109
Willis Group Holdings plc (United Kingdom)	54,510	1,887,681
		6,097,271
IT Services — 1.7%
CoreLogic, Inc.	31,000	574,120
Fiserv, Inc. (a)	3,600	210,816
International Business Machines Corp. (IBM)	6,100	895,236
Visa, Inc., Class A	3,700	260,406
		1,940,578
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc. (a)	11,400	631,104
Machinery — 2.3%
Caterpillar, Inc.	2,000	187,320
Cummins, Inc.	1,900	209,019
Dover Corp.	3,200	187,040
John Bean Technologies Corp.	88,300	1,777,479
Parker Hannifin Corp.	2,500	215,750
		2,576,608
Media — 3.0%
CBS Corp.	7,700	146,685
Comcast Corp., Class A	12,400	272,428
DIRECTV, Class A (a)	9,800	391,314
Live Nation, Inc. (a)	156,538	1,787,664
McGraw-Hill Companies, Inc. (The)	9,100	331,331
Time Warner, Inc.	14,466	465,371
		3,394,793
Metals & Mining — 1.1%
Haynes International, Inc.	19,539	817,316
Pacific Rim Mining Corp. (Canada) (a) (c) (d)	35,000	6,930
Southern Copper Corp.	5,800	282,692

	Number of Shares	Value
Teck Resources Ltd., Class B (Canada)	2,300	$142,209
		1,249,147
Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.	10,700	340,367
Multiline Retail — 2.6%
Big Lots, Inc. (a)	50,125	1,526,807
Saks, Inc. (a)	100,000	1,070,000
Target Corp.	5,700	342,741
		2,939,548
Office Electronics — 1.2%
Zebra Technologies Corp., Class A (a)	35,193	1,336,982
Oil, Gas & Consumable Fuels — 6.2%
Bill Barrett Corp. (a)	40,800	1,678,104
Chevron Corp.	10,100	921,625
ConocoPhillips	10,000	681,000
Exxon Mobil Corp.	13,600	994,432
Hess Corp.	5,400	413,316
Marathon Oil Corp.	11,600	429,548
Murphy Oil Corp.	4,400	328,020
Stone Energy Corp. (a)	53,700	1,196,973
Valero Energy Corp.	14,900	344,488
		6,987,506
Pharmaceuticals — 0.7%
Eli Lilly & Co.	6,800	238,272
Forest Laboratories, Inc. (a)	8,000	255,840
Johnson & Johnson	4,600	284,510
		778,622
Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust	1,500	124,995
Road & Rail — 0.6%
CSX Corp.	2,700	174,447
Norfolk Southern Corp.	2,400	150,768
Union Pacific Corp.	3,900	361,374
		686,589
Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials, Inc.	14,800	207,940
Cabot Microelectronics Corp. (a)	36,857	1,527,723
Intel Corp.	20,800	437,424
Texas Instruments, Inc.	14,100	458,250
		2,631,337
Software — 1.5%
Activision Blizzard, Inc.	27,500	342,100
CA, Inc.	6,500	158,860
Microsoft Corp.	35,100	979,992
NexPrise, Inc. (a) (b)	28,553	857
Oracle Corp.	7,200	225,360
Preview Systems, Inc. (a) (b)	66,800	334
		1,707,503
Specialty Retail — 1.9%
AutoZone, Inc. (a)	1,300	354,367
Gap, Inc. (The)	12,100	267,894
Penske Automotive Group, Inc. (a)	20,400	355,368
PetSmart, Inc.	22,100	880,022

TIFF US Equity Fund / Schedule of Investments
December 31, 2010

	Number of Shares	Value
TJX Companies, Inc. (The)	6,400	$284,096
		2,141,747
Textiles, Apparel & Luxury Goods — 1.8%
Coach, Inc.	6,700	370,577
Hanesbrands, Inc. (a)	65,222	1,656,639
		2,027,216
Tobacco — 0.5%
Philip Morris International, Inc.	10,300	602,859
Trading Companies & Distributors — 0.3%
W.W. Grainger, Inc.	2,700	372,897
Wireless Telecommunication Services — 1.6%
United States Cellular Corp. (a)	36,000	1,797,840
Total Common Stocks (Cost $66,880,603)		86,015,846
Acquired Funds (e) — 16.7%
Private Investment Funds
Long/Short Equity Fund — 16.6%
Adage Capital Partners, LP (a) (b) (c) (d)		18,879,978
Other — 0.1%
Gotham Partners, LP (a) (b) (c) (d)		75,830
Total Acquired Funds (Cost $11,193,263)		18,955,808

	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Investments — 7.4%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/10 (proceeds at maturity $2,320,860) (collateralized by US Treasury Notes, due 04/30/17 through 08/15/19 with a total principal value of $2,280,000 and a total market value of $2,380,020)
(Cost $2,320,858)	0.010%	01/03/11	$2,320,858	$2,320,858
US Treasury Bills — 5.3%
US Treasury Bill (f) (g)		02/24/11	4,000,000	3,999,352
US Treasury Bill (f) (g)		03/17/11	2,000,000	1,999,554
Total US Treasury Bills (Cost $5,998,564)				5,998,906
Total Short-Term Investments (Cost $8,319,422)				8,319,764
Total Investments — 99.9% (Cost $86,393,288)				113,291,418
Other Assets in Excess of Liabilities — 0.1%				138,052
Net Assets — 100.0%				$113,429,470
*	Approximately 66% of the fund's total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in ordinary course of business at approximately the amount the fund has valued security for the purposes of calculating the fund’s net asset value.
(c)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $18,962,738, which represents 16.7% of the fund's net assets.
(d)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2010, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Pacific Rim Mining Corp. (Canada). TIP’s board of directors deemed Pacific Rim Mining Corp. (Canada) to be liquid. The below list does not include securities eligible for resale without registration under Rule 144A of the Securities Act of 1933. These securities may also be deemed to be restricted.

Investment	Date of Acquisition	Cost	Value
Adage Capital Partners, LP	01/01/02 – 06/30/03	$10,542,541	$18,879,978
Gotham Partners, LP	06/29/97	650,722	75,830
Pacific Rim Mining Corp.	06/01/04	100,800	6,930
Total (16.7% of net assets)			$18,962,738
(e)	Portfolio holdings information of the Acquired Funds is not available as of December 31, 2010. These positions are therefore grouped into their own industry classification.
(f)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(g)	Security or a portion thereof is pledged as initial margin for financial futures contracts.

Summary Schedule of Investments

Common Stocks	75.8%
Private Investment Funds	16.6%
Short-Term Investments	7.4%
Other	0.1%
Total Investments	99.9%
Other Assets In Excess of Liabilities	0.1%
Net Assets	100.0%

TIFF US Equity Fund / Schedule of Investments
December 31, 2010

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Equity-Related
115	March 2011 S&P 500 Index	$35,541,246	$36,023,750	$482,504
67	March 2011 S&P 500 e-Mini Index	4,141,133	4,197,550	56,417
				538,921
	Short Financial Futures Contracts
	Equity-Related
116	March 2011 Russell 2000 e-Mini Index	(8,954,914)	(9,074,680)	(119,766)
252	March 2011 S&P Midcap 400 e-Mini Index	(22,564,722)	(22,813,560)	(248,838)
				(368,604)
				$170,317

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2010. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Risk	Total
Asset Derivatives
Futures Contracts	Variation Margin*	$538,921	$538,921
Total Value – Assets		$538,921	$538,921
Liability Derivatives
Futures Contracts	Variation Margin*	$(368,604)	$(368,604)
Total Value – Liabilities		$(368,604)	$(368,604)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Equity Risk	Total
Realized Gain (Loss)
Futures Contracts	Net realized gain (loss) from Financial futures contracts	$(2,238,628)	$(2,238,628)
Total Realized Gain (Loss)		$(2,238,628)	$(2,238,628)

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2010, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Equity Risk	Total
Change in Appreciation (Depreciation)
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$555,472	$555,472
Total Change in Appreciation (Depreciation)		$555,472	$555,472

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statement of Assets and Liabilities

December 31, 2010
Assets
Investments in securities, at value (cost: $84,072,430)	$110,970,560
Repurchase agreements (cost: $2,320,858)	2,320,858
Receivables:
Dividends and tax reclaims	73,079
Due from broker for futures variation margin	169,770
Other assets	29,487
Total Assets	113,563,754
Liabilities
Payables:
Accrued expenses and other liabilities	105,725
Investment advisory fees	14,517
Distributions	14,042
Total Liabilities	134,284
Net Assets	$113,429,470
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	9,023,834
Net Asset Value Per Share	$12.57
Net Assets Consist of:
Capital stock	$124,586,850
Distributions in excess of net investment income	(2,395,834)
Accumulated net realized loss on investments	(35,830,027)
Net unrealized appreciation on investments and foreign currencies	27,068,481
$113,429,470

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statement of Operations

For the Year Ended December 31, 2010
Investment Income
Interest	$13,692
Dividends (net of foreign withholding taxes of $2,877)	1,160,114
Total Investment Income	1,173,806
Expenses
Investment advisory fees	171,758
Money manager fees	352,968
Fund administration fees	101,721
Professional fees	101,647
Administrative fees	22,836
Chief compliance officer fees	5,474
Registration and filing fees	15,182
Insurance	2,595
Director fees	1,805
Miscellaneous fees and other	4,797
Total Expenses	780,783
Net Investment Income	393,023
Net Realized Gain (Loss) from:
Investments	7,064,498
Financial futures contracts	(2,238,628)
Forward currency contracts and foreign currency-related transactions	193
Net Realized Gain	4,826,063
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	10,331,039
Net Realized and Unrealized Gain on Investments and Foreign Currencies	15,157,102
Net Increase in Net Assets Resulting from Operations	$15,550,125

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2010	Year Ended 12/31/2009
Increase in Net Assets From Operations
Net investment income (loss)	$393,023	$(161,632)
Net realized gain (loss) on investments and foreign currencies	4,826,063	(4,591,896)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,331,039	41,142,040
Net Increase in Net Assets Resulting from Operations	15,550,125	36,388,512
Distributions
From net investment income	(592,092)	(976,977)
Decrease in Net Assets Resulting from Distributions	(592,092)	(976,977)
Capital Share Transactions
Proceeds from shares sold	3,074,180	1,482,139
Proceeds from distributions reinvested	510,637	860,494
Entry/exit fees	68,673	122,224
Cost of shares redeemed	(23,081,785)	(47,347,325)
Net Decrease From Capital Share Transactions	(19,428,295)	(44,882,468)
Total Decrease in Net Assets	(4,470,262)	(9,470,933)
Net Assets
Beginning of year	117,899,732	127,370,665
End of year	$113,429,470	$117,899,732
Including distributions in excess of net investment income	$(2,395,834)	$(2,222,588)
Capital Share Transactions (in shares)
Shares sold	282,910	170,502
Shares reinvested	44,462	82,502
Shares redeemed	(1,997,804)	(4,816,046)
Net Decrease	(1,670,432)	(4,563,042)

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statement of Cash Flows

Year Ended December 31, 2010
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$15,550,125
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(34,041,351)
Investments sold	52,694,694
(Purchase)/Sale of short term investments, net	2,538,644
Change in variation margin on financial futures contracts	(259,140)
Decrease in dividends and tax reclaims receivable	34,247
Decrease in private investment fund redeemed	305,271
Increase in accrued expenses and other liabilities	9,394
Increase in investment advisory fees payable	14,517
Net realized (gain) loss from investments	(7,064,498)
Net change in unrealized (appreciation) depreciation on investments	(9,775,558)
Net cash provided by (used in) operating activities	20,006,345
Cash flows provided by (used in) financing activities
Proceeds from shares sold	3,085,148
Payment on shares redeemed	(23,024,080)
Cash distributions paid	(67,413)
Net cash provided by (used in) financing activities	(20,006,345)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of distributions of:	$510,637

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
December 31, 2010
Portfolio Management Review (unaudited)

Performance Review

TIFF Short-Term Fund (STF) returned +0.03% for the year ended December 31, 2010. For the same period, the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index, returned +0.37%. Thus, STF trailed its benchmark by 0.34%. For complete, annualized performance data, see the table on page 63.

As noted on page 63, we also compare STF’s results to the same benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index, debited by 0.50% per annum. Why 0.50%? Because it generally costs an estimated 0.50% per annum to rebalance the fund’s holdings to keep duration, or interest rate sensitivity, in line with the index’s. Importantly, while staff maintains STF’s duration at approximately six months, it has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

Strategy Overview

As it seeks to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in income-generating repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily less than 2% of STF’s net assets.

Outlook

With short-term US Treasury debt currently yielding less than 0.2%, STF is unlikely to produce anytime soon plump returns — regardless of how skillfully staff stewards the fund’s capital.

Fund holdings and sector weighting are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Short-Term Fund
December 31, 2010

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (Unaudited)
Total return for the periods ended 12/31/10

	Calendar Year 2010	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	0.03%	1.07%	2.57%	2.49%	3.76%	84.37%
BofA ML US 6-Month T-Bill – 50bp per annum	-0.14%	0.99%	2.46%	2.27%	3.38%	73.34%
BofA ML US 6-Month T-Bill*	0.37%	1.50%	2.97%	2.78%	3.89%	88.39%

Total return assumes dividend reinvestment. STF's gross expense ratio for calendar year 2009 is 0.17% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). The expense ratio will differ for 2010.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

Performance of a $50,000 Investment (unaudited)
Ten-year period ended 12/31/10

Past performance is not a guarantee of futures results.

The funds performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund
December 31, 2010
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period* 7/1/10 – 12/31/10
1) Actual	$1,000	$1,000.10	$0.91
2) Hypothetical	$1,000	$1,024.30	$0.92
*	Expenses are equal to the fund’s annualized expense ratio of 0.18% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TIFF Short-Term Fund
December 31, 2010
Financial Highlights

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
For a share outstanding throughout each period
Net asset value, beginning of year	$9.90	$9.89	$9.78	$9.74	$9.76
Income (loss) from investment operations
Net investment income	0.00 (a)	0.01	0.18	0.44	0.47
Net realized and unrealized gain (loss) on investments	0.00 (a)	0.01	0.11	0.04	(0.02)
Total from investment operations	0.00	0.02	0.29	0.48	0.45
Less distributions from
Net investment income	(0.00)(a)	(0.01)	(0.18)	(0.44)	(0.47)
Net asset value, end of year	$9.90	$9.90	$9.89	$9.78	$9.74
Total return (b)	0.03%	0.24%	2.97%	5.03%	4.72%
Ratios/supplemental data
Net assets, end of year (000s)	$208,986	$239,425	$219,820	$159,546	$99,244
Ratio of expenses to average net assets	0.16%	0.17%	0.20%	0.21%	0.19%
Ratio of net investment income to average net assets	0.01%	0.14%	1.75%	4.53%	4.64%
Portfolio turnover (c)	—	—	—	—	—

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded from the definition of portfolio turnover, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Schedule of Investments
December 31, 2010

Interest Rate		Maturity Date	Principal Amount	Value
Investments — 100.0% of net assets
Short-Term Investments — 100.0%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/10 (proceeds at maturity $1,078,432) (collateralized by US Treasury Notes, due 05/31/15 through 04/30/17 with a principal value of $1,080,000 and a market value of $1,104,216)
(Cost $1,078,432)	0.010%	01/03/11	$1,078,432	$1,078,432
US Treasury Bills — 99.5%
US Treasury Bill (a)		03/10/11	16,000,000	15,996,480
US Treasury Bill (a)		03/31/11	20,000,000	19,993,960
US Treasury Bill (a)		04/28/11	2,000,000	1,999,124
US Treasury Bill (a)		05/26/11	22,000,000	21,986,888
US Treasury Bill (a)		06/16/11	16,000,000	15,987,456
US Treasury Bill (a)		06/23/11	132,000,000	131,885,952
Total US Treasury Bills – 99.5% (Cost $207,838,141)				207,849,860
Total Short-Term Investments (Cost $208,916,573)				208,928,292
Total Investments – 100.0% (Cost $208,916,573)				208,928,292
Other Assets in Excess of Liabilities – 0.0%				57,899
Net Assets – 100.0%				$208,986,191
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

Summary Schedule of Investments

Short-Term Investments	100.0%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2010
Assets
Investments in securities, at value (cost: $207,838,141)	$207,849,860
Repurchase agreements (cost: $1,078,432)	1,078,432
Receivables:
Capital stock sold	121,266
Total Assets	209,049,558
Liabilities
Payables:
Accrued expenses and other liabilities	58,098
Investment advisory fees	5,269
Total Liabilities	63,367
Net Assets	$208,986,191
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	21,104,226
Net Asset Value Per Share	$9.90
Net Assets Consist of:
Capital stock	$209,372,067
Accumulated net realized loss on investments	(397,595)
Net unrealized appreciation on investments	11,719
$208,986,191

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

For the Year Ended December 31, 2010
Investment Income
Interest	$394,145
Total Investment Income	394,145
Expenses
Investment advisory fees	66,729
Fund administration fees	182,477
Professional fees	49,246
Administrative fees	22,178
Chief compliance officer fees	10,777
Registration and filing fees	20,497
Insurance	5,178
Director fees	3,544
Miscellaneous fees and other	4,282
Total Expenses	364,908
Net Investment Income	29,237
Net Realized Gain (Loss) from:
Investments	107,805
Net Realized Gain	107,805
Net Change in Unrealized Appreciation (Depreciation) on Investments	(825)
Net Realized and Unrealized Gain on Investments	106,980
Net Increase in Net Assets Resulting from Operations	$136,217

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2010	Year Ended 12/31/2009
Increase in Net Assets From Operations
Net investment income	$29,237	$338,332
Net realized gain (loss) on investments	107,805	523,072
Net change in unrealized appreciation (depreciation) on investments	(825)	(312,511)
Net Increase in Net Assets Resulting from Operations	136,217	548,893
Distributions
From net investment income	(60,704)	(327,700)
Decrease in Net Assets Resulting from Distributions	(60,704)	(327,700)
Capital Share Transactions
Proceeds from shares sold	151,433,971	200,067,486
Proceeds from distributions reinvested	58,273	268,426
Cost of shares redeemed	(182,006,506)	(180,952,012)
Net Increase (Decrease) From Capital Share Transactions	(30,514,262)	19,383,900
Total Increase (Decrease) in Net Assets	(30,438,749)	19,605,093
Net Assets
Beginning of year	239,424,940	219,819,847
End of year	$208,986,191	$239,424,940
Including undistributed net investment income	$—	$12,294
Capital Share Transactions (in shares)
Shares sold	15,296,361	20,222,272
Shares reinvested	5,886	27,136
Shares redeemed	(18,384,496)	(18,288,555)
Net Increase (Decrease)	(3,082,249)	1,960,853

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

For the Year Ended December 31, 2010

Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$136,217
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	30,717,033
Decrease in accrued expenses and other liabilities	(53,972)
Increase in investment advisory fees payable	5,269
Net realized (gain) loss from investments	(107,805)
Net change in unrealized (appreciation) depreciation on investments	825
Net cash provided by (used in) operating activities	30,697,567
Cash flows provided by (used in) financing activities
Proceeds from shares sold	151,312,705
Payment on shares redeemed	(182,006,506)
Cash distributions paid	(3,766)
Net cash provided by (used in) financing activities	(30,697,567)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of distributions of:	$58,273

See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2010

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. TIP consists of four mutual funds at present: TIFF Multi-Asset Fund (Multi-Asset Fund), TIFF International Equity Fund (International Equity Fund), TIFF US Equity Fund (US Equity Fund), and TIFF Short-Term Fund (Short-Term Fund), collectively referred to as the “funds.”

Investment Objectives

Fund	Investment Objectives
Multi-Asset	Attain a growing stream of current income and appreciation of principal that at least offset inflation.
International Equity	Attain appreciation of principal that at least offsets inflation.
US Equity	Attain a growing stream of current income and appreciation of principal that at least offset inflation.
Short-Term	Attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter stocks not quoted on NASDAQ and foreign stocks that are traded over-the-counter are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and over-the-counter options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

Certain funds employ a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset values of the funds are determined. If the funds’ valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

Certain funds invest in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by the funds are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which the funds value their interests in private investment funds at “fair value.” If a private investment fund does not provide a value to a fund on a timely basis, the fund determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time the fund values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that a fund

Notes to Financial Statements
December 31, 2010

could reasonably expect to receive from the private investment fund if the fund’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that the fund believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements
December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the funds’ investments carried at fair value:

Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$848,783,797	$706,519,574	$—	$1,555,303,371
Convertible Bonds	—	10,160,529	—	10,160,529
Subordinated Convertible Notes	—	194,565	—	194,565
Corporate Bonds	—	79,142,957	—	79,142,957
Asset-Backed Securities	—	20,746,083	—	20,746,083
Mortgage-Backed Securities	—	95,858,563	—	95,858,563
Bank Loans	—	1,615,208	—	1,615,208
US Treasury Notes/Bonds	563,900,353	—	—	563,900,353
Exchange-Traded Funds and Mutual Funds	140,212,804	—	—	140,212,804
Private Investment Funds	—	—	498,091,196	498,091,196
Preferred Stocks	13,818,872	2,970,844	—	16,789,716
Purchased Options	2,550,205	—	—	2,550,205
Warrants	—	2,163,549	—	2,163,549
Short-Term Investments	1,005,741,406	—	—	1,005,741,406
Total Investments in Securities	2,575,007,437	919,371,872	498,091,196	3,992,470,505
Financial Futures Contracts – Interest Rate Risk	2,031,977	—	—	2,031,977
Financial Futures Contracts – Foreign Currency Risk	5,211,396	—	—	5,211,396
Financial Futures Contracts – Equity Risk	728,706	—	—	728,706
Swap Contracts – Credit Risk	—	54,570	—	54,570
Swap Contracts – Equity Risk	—	2,932,682	—	2,932,682
Total Other Financial Instruments	7,972,079	2,987,252	—	10,959,331
Total Assets	$2,582,979,516	$922,359,124	$498,091,196	$4,003,429,836

Liabilities
Common Stocks Sold Short*	$(46,846,539)	$(1,634,848)	$—	$(48,481,387)
Exchange-Traded Fund Sold Short	(3,766,108)	—	—	(3,766,108)
Total Securities Sold Short	(50,612,647)	(1,634,848)	—	(52,247,495)
Financial Futures Contracts – Interest Rate Risk	(1,017,397)	—	—	(1,017,397)
Financial Futures Contracts – Foreign Currency Risk	(973,255)	—	—	(973,255)
Financial Futures Contracts – Equity Risk	(1,105,354)	—	—	(1,105,354)
Forward Currency Contracts – Foreign Currency Risk	(3,222)	—	—	(3,222)
Swap Contracts – Credit Risk	—	(53,170)	—	(53,170)
Swap Contracts – Equity Risk	—	(353,880)	—	(353,880)
Total Other Financial Instruments	(3,099,228)	(407,050)	—	(3,506,278)
Total Liabilities	$(53,711,875)	$(2,041,898)	$—	$(55,753,773)
*	Securities categorized as Level 2 include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

Notes to Financial Statements
December 31, 2010

International Equity Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$12,099,782	$146,165,198	$—	$158,264,980
Private Investment Funds	—	—	27,799,306	27,799,306
Preferred Stocks	—	1,267,189	—	1,267,189
Warrants	—	3,718	—	3,718
Short-Term Investments	16,552,700	—	—	16,552,700
Total Investments in Securities	28,652,482	147,436,105	27,799,306	203,887,893
Financial Futures Contracts – Foreign Currency Risk	329,720	—	—	329,720
Financial Futures Contracts – Equity Risk	201,563	—	—	201,563
Swap Contracts – Equity Risk	—	1,028,658	—	1,028,658
Total Other Financial Instruments	531,283	1,028,658	—	1,559,941
Total Assets	$29,183,765	$148,464,763	$27,799,306	$205,447,834

Liabilities
Financial Futures Contracts – Foreign Currency Risk	$(279,383)	$—	$—	$(279,383)
Financial Futures Contracts – Equity Risk	(232,538)	—	—	(232,538)
Total Other Financial Instruments	(511,921)	—	—	(511,921)
Total Liabilities	$(511,921)	$—	$—	$(511,921)
*	Securities categorized as Level 2 include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

US Equity Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$86,015,512	$334	$—	$86,015,846
Private Investment Funds	—	—	18,955,808	18,955,808
Short-Term Investments	8,319,764	—	—	8,319,764
Total Investments in Securities	94,335,276	334	18,955,808	113,291,418
Financial Futures Contracts – Equity Risk	538,921	—	—	538,921
Total Other Financial Instruments	538,921	—	—	538,921
Total Assets	$94,874,197	$334	$18,955,808	$113,830,339

Liabilities
Financial Futures Contracts – Equity Risk	$(368,604)	$—	$—	$(368,604)
Total Other Financial Instruments	(368,604)	—	—	(368,604)
Total Liabilities	$(368,604)	$—	$—	$(368,604)

Short-Term Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$208,928,292	$—	$—	$208,928,292
Total Investments in Securities	208,928,292	—	—	208,928,292
Total Assets	$208,928,292	$—	$—	$208,928,292

The funds recognize transfers into and transfers out of the valuation levels at the beginning of the reporting period. The funds had no significant transfers in or out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2010.

Notes to Financial Statements
December 31, 2010

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Multi-Asset Fund

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net purchases (sales)	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of December 31, 2010	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/10 for the period ended 12/31/10
Common Stocks*	$—	—	$—	$(229,983)	$141,738	$88,245**	$—	$—	$(229,983)
Private Investment Funds	371,698,210	—	(3,057,976)	74,026,315	55,424,647	—	—	498,091,196	70,968,339
Corporate Bonds	—	32,999	—	(101,799)	68,800	—	—	—	(101,799)
Total	$371,698,210	$32,999	$(3,057,976)	$73,694,533	$55,635,185	$88,245**	$—	$498,091,196	$70,636,557
*	There are Common Stocks categorized as Level 3 that have a market value of zero.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

International Equity Fund

Investments in Securities	Balance as of December 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net purchases (sales)	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of December 31, 2010	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/10 for the period ended 12/31/10
Common Stocks*	$—	$—	$(36,596)	$36,596	$—	$—	$—	$(36,596)
Private Investment Funds	31,099,444	3,226,302	167,098	(6,693,538)	—	—	27,799,306	3,393,400
Total	$31,099,444	$3,226,302	$130,502	$(6,656,942)	$—	$—	$27,799,306	$3,356,804
*	There are Common Stocks categorized as Level 3 that have a market value of zero.

US Equity Fund

Investments in Securities	Balance as of December 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net purchase (sales)	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of December 31, 2010	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/10 for the period ended 12/31/10
Private Investment Funds	$23,064,059	$2,523,096	$368,653	$(7,000,000)	$—	$—	$18,955,808	$2,891,749

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The funds accrete discounts or amortize premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The funds recognize paydown gains and losses for such securities and reflect them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date

Notes to Financial Statements
December 31, 2010

as the funds, using reasonable diligence, become aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The funds use the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since each fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The funds evaluate tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the funds’ financial statements.

Expenses

Expenses directly attributable to a fund are charged to that fund’s operations; expenses that are applicable to all funds are allocated among them based on their relative average daily net assets.

Dividends to Members

It is the policy of each fund to declare dividends according to the following schedule:

Fund	Dividends from Net Investment Income	Capital Gains Distributions
Multi-Asset	Quarterly	Annually
International Equity	Semi-annually	Annually
US Equity	Quarterly	Annually
Short-Term	Monthly	Annually

The Multi-Asset Fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of each fund, if any, are normally declared and paid in December, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the funds are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis;

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date.
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Notes to Financial Statements
December 31, 2010

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of each fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments (applicable to Multi-Asset, International Equity, and US Equity Funds)

The funds employ derivative strategies, such as futures, options on futures, buying options, and swaps (including total return and credit default swaps). Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect a fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of a fund’s portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will depend upon TAS or the money manager’s ability to predict and understand relevant market movements. See the Schedules of Investments for quantitative disclosures.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, options on futures contracts, and swaps, expose a fund to an obligation to another party and may give rise to a form of leverage. It is each fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, a fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When a fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The funds will monitor the amount of these segregated assets on a daily basis and no fund will enter into additional transactions that would require the segregations of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

During the year ended December 31, 2010, US Equity Fund accessed both long and short exposure to US markets via futures contracts on equity indices. During the same period, Multi-Asset Fund and International Equity Fund accessed both long and short exposure to world markets (ex-US for International Equity Fund) via futures contracts on equity indices. Multi-Asset Fund and International Equity Fund also accessed exposure to world markets (long exposure for Multi-Asset Fund and both long and short ex-US exposure for International Equity Fund) via futures contracts on foreign currencies. Additionally, Multi-Asset Fund used interest rate-related futures contracts to reduce the duration of its portfolio.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and

Notes to Financial Statements
December 31, 2010

through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (as applicable).

Swap Contracts

During the year ended December 31, 2010, Multi-Asset Fund used total return swap contracts to increase its exposure to emerging markets and reduce its exposure to global energy stocks. During the same period, International Equity Fund used total return swap contracts to increase its exposure to markets outside the US, including, notably, emerging markets. Rather than incurring the costs associated with reallocating fund assets to or away from money managers or purchasing additional equity securities, the use of total return swap contracts allowed TAS to strategically position the funds’ exposures relative to their respective benchmarks, while maintaining cash liquidity buffers. In addition, Multi-Asset Fund purchased protection via credit default swap contracts to reduce the fund’s overall credit exposure.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. If the counterparty is obligated to pay the net amount to the fund, the fund is exposed to credit risk in the event of non-performance by the counterparty. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index. In return the other party makes payments, typically at a spread to a floating rate, calculated based on the notional amount.

Credit Default Swaps.  As a “buyer” of protection under a credit default swap agreement, the fund is obligated to pay the “seller” of protection a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. Each party is subject to the risk that the other party to the agreement will not meet its obligations, if and when due.

Options

During the year ended December 31, 2010, Multi-Asset Fund used options contracts to increase its exposure to equity markets via the purchase of call options on the S&P 500. The fund also held a put option on the euro with the objective of protecting the value of its euro-denominated portfolio holdings against a decline in the purchasing power of the euro relative to a basket of other currencies.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of put option)

Notes to Financial Statements
December 31, 2010

at a designated price during the term of the option or at the expiration date of the option. Put and call options that a fund purchases may be traded on a national securities exchange or in the over-the-counter (OTC) market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, a fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, a fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, a fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

Forward Currency Contracts

During the year ended December 31, 2010, Multi-Asset Fund and International Equity Fund entered into forward currency contracts to manage the foreign currency exchange risk to which they are subject in the normal course of pursuing their international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily, and the change in value is recorded by the funds as an unrealized gain or loss. A fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the funds are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

Multi-Asset Fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The liability is marked to market while it remains open to reflect the current settlement obligation. Until the security is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” Multi-Asset Fund sells borrowed securities which must at some date be repurchased and returned to the lender. If the market value of securities sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Interest Only Securities

Multi-Asset Fund invests in interest only securities (IOs), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Notes to Financial Statements
December 31, 2010

Bank Loans

Multi-Asset Fund invests in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement.

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved investment advisory agreements with TAS. Each fund pays TAS a monthly fee calculated by applying the annual rates set forth below to such fund’s average daily net assets for the month:

Assets	Multi-Asset Fund	International Equity Fund	US Equity Fund	Short-Term Fund
On the first $500 million	0.20%	0.15%	0.15%	0.03%
On the next $500 million	0.18%	0.13%	0.13%	0.03%
On the next $500 million	0.15%	0.11%	0.11%	0.02%
On the next $500 million	0.13%	0.09%	0.09%	0.02%
On the next $500 million	0.11%	0.07%	0.07%	0.01%
On the remainder (> $2.5 billion)	0.09%	0.05%	0.05%	0.01%

TIP’s board of directors has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provide services to the funds and their fees as a percent of assets managed during the year ended December 31, 2010 were as follows:

	Minimum	Maximum	Effective Fee Rate
Multi-Asset Fund
Aronson + Johnson + Ortiz LP (a)	0.10%	0.80%	0.09%
Brookfield Investment Management Inc. (a)(b)	0.50%	2.50%	1.58%
Marathon Asset Management, LLP (a)(c)	0.15%	—	1.93%
Mission Value Partners, LLC (a)(d)(e)	0.25%	2.00%	1.54%
Mondrian Investment Partners Limited (e)	0.30%	0.43%	0.33%
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.77%
Smith Breeden Associates, Inc. (a)	0.10%	0.85%	0.79%
Southeastern Asset Management, Inc. (e)	1.00%	1.00%	1.00%
Wellington Management Company, LLP-High Yield (e)	0.35%	0.45%	0.43%
Wellington Management Company, LLP-Natural Resources (e)	0.35%	0.45%	0.40%
Westport Asset Management, Inc. (a)	0.15%	2.00%	0.18%
International Equity Fund
Marathon Asset Management, LLP (a)	0.15%	1.60%	0.63%
Mission Value Partners, LLC (a)(d)	0.25%	2.00%	1.54%
Mondrian Investment Partners Limited (e)	0.33%	0.55%	0.51%
US Equity Fund
Aronson + Johnson + Ortiz LP (a)	0.10%	0.80%	0.10%
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.93%
Westport Asset Management, Inc. (a)	0.15%	2.00%	0.16%
(a)	Money manager receives a fee that includes a performance component. The effective fee may fall outside of the minimum and maximum range, because performance fees are based on either assets or performance from a period prior to when they are accrued.

Notes to Financial Statements
December 31, 2010
(b)	Brookfield Investment Management Inc. (“BIM”) has entered into a sub-advisory agreement with AMP Capital Brookfield (US), LLC (“ACB US”) for the provision of certain services related to Multi-Asset Fund. BIM pays ACB US two-thirds of all fees BIM receives from Multi-Asset Fund.
(c)	With respect to fund assets managed prior to October 31, 2008, Marathon’s fee is based on performance. Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, with the midpoint or “fulcrum fee” being 88 basis points. With respect to assets allocated to Marathon on or after October 31, 2008, which represented approximately one-third of the fund assets allocated to Marathon as of the end of the period, Marathon’s compensation entails an asset-based fee of 0.35% per year and a performance fee, pursuant to which Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds that of the MSCI ACW Index, measured over a rolling sixty-month period, multiplied by the average daily net asset value of such assets over the same sixty-month period.
(d)	Money manager portfolio inception was June 1, 2010.
(e)	Money manager receives a fee that is based in whole or in part on assets under management, irrespective of performance. For money managers whose fees are based solely on assets under management, the minimum and maximum reflect the last level and the first level, respectively, of the asset-based fee on a fee schedule that includes breakpoints. For Mission Value Partners, whose fee also includes a performance component, the minimum reflects the last level of the asset based fee on a fee schedule that includes breakpoints (the first level on such fee schedule is 1.00%) and the maximum reflects the impact of the performance component of the fee schedule.

With respect to the funds’ investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, the funds bear their ratable share of each such entity’s expenses and would also be subject to their share of the management and performance fees, if any, charged by such entity. The funds’ share of management and performance fees charged by such entities is in addition to fees paid by the respective fund to TAS and money managers.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. Each fund pays a pro rata portion of such costs based on its share of TIP’s net assets.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of TIP and/or on transactions entered into by TIP during the period, and out-of-pocket expenses. Fees for such services paid to State Street by TIP are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, each fund pays a monthly fee calculated by applying the following annual rates to such fund’s average daily net assets for the month: 0.02% for Multi-Asset, International Equity, and US Equity Funds, respectively, and 0.01% for Short-Term Fund. Fees for such services paid to TAS by TIP are reflected as administrative fees on the Statement of Operations.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2010 were as follows:

Non-US Government Securities
Fund	Purchases	Sales
Multi-Asset	$1,076,555,302	$1,167,979,851
International Equity	34,727,740	43,343,885
US Equity	33,747,853	52,354,093

US Government Securities
Fund	Purchases	Sales
Multi-Asset	$200,057,167	$54,113,037

Notes to Financial Statements
December 31, 2010

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation (depreciation) and the net unrealized appreciation (depreciation) of investments securities, other than proceeds from securities sold short, at December 31, 2010, for each fund are as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
Multi-Asset	$587,679,753	$(286,581,702)	$301,098,051	$3,691,372,454
International Equity	39,334,806	(27,358,315)	11,976,491	191,911,402
US Equity	31,022,854	(12,150,111)	18,872,743	94,418,675
Short-Term	11,719	—	11,719	208,916,573

The difference between the tax cost of investments and the cost of investments for U.S. GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts, and mark-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2010, the funds made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trust, passive foreign investment companies, investment partnerships, and regulated investment companies:

Fund	Undistributed (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
Multi-Asset	$74,205,558	$(14,716,934)	$(59,488,624)
International Equity	7,105,357	(7,105,357)	—
US Equity	25,823	(25,823)	—
Short-Term	19,173	1	(19,174)

At December 31, 2010, the components of distributable earnings/(accumulated losses) on tax basis detailed below differ from the amounts reflected in the funds’ Statements of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Fund	Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)		Unrealized Appreciation/ (Depreciation) (a)
Multi-Asset	$—	$—	$(112,415	)(b)	$298,330,262
International Equity	4,436,736	—	(4,781,804	)(c)	13,202,257
US Equity	198,200	—	(30,228,358	)(d)	18,872,777
Short-Term	—	—	(397,595	)(e)	11,719
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b)	Represents deferred losses of $112,415 related to mark-to-market of passive foreign investment companies. The fund can elect to defer losses on mark-to-market of passive foreign investment companies incurred after October 31, 2010 but before December 31, 2010, which are deemed to arise on the first business day of the following year. For the year ended December 31, 2010, Multi-Asset Fund utilized $126,402,771 of capital loss carryovers.
(c)	Represents capital loss carryovers of $4,781,348, which will expire December 31, 2017. These losses may offset capital gains in the future. In addition the fund can elect to defer capital losses and losses on mark-to-market of passive foreign investment companies incurred after October 31, 2010 but before December 31, 2010, which are deemed to arise on the first business day of the following year. Accordingly, International Equity Fund elected to defer capital losses of $456 related to mark-to-market of passive foreign investment companies. For the year ended December 31, 2010, International Equity Fund utilized $1,475,713 of capital loss carryovers.
(d)	Represents capital loss carryovers of $20,850,001 and $9,378,357, which will expire December 31, 2016 and December 31, 2017, respectively. For the year ended December 31, 2010, US Equity Fund utilized $3,714,706 of capital loss carryovers.

Notes to Financial Statements
December 31, 2010
(e)	Represents capital loss carryovers of $161,453 and $236,142, which will expire December 31, 2013 and December 31, 2014, respectively. For the year ended December 31, 2010, the Short-Term Fund utilized $107,805 of capital loss carryovers.

The amount and tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, are detailed below. Certain differences exist from the amounts reflected in the funds’ Statements of Changes in Net Assets primarily due to the character of foreign currency gains (losses) and net short-term capital gains treated as ordinary income for tax purposes.

	2010			2009
Fund	Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gain	Total
Multi-Asset	$168,236,589	$1,696,989	$169,933,578	$118,960,750	$—	$118,960,750
International Equity	8,616,368	—	8,616,368	13,293,088	64,153	13,357,241
US Equity	592,092	—	592,092	976,977	—	976,977
Short-Term	60,704	—	60,704	327,700	—	327,700

7.  Repurchase and Reverse Repurchase Agreements

Each fund may enter into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to a fund and repurchase such securities from such fund at a mutually agreed upon price and date.

Each fund is also permitted to enter into reverse repurchase agreements under which a member bank of the Federal Reserve System or a primary or reporting dealer in US government securities purchases US government securities from a fund and such fund agrees to repurchase the securities at an agreed upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2010 were as follows:

Description	Face Value
Multi-Asset Fund
JP Morgan Chase & Co., 0.30%, dated 12/02/2010, to be repurchased on 01/06/2011 at $110,090,850	$110,058,750

For the year ended December 31, 2010, the average balance outstanding was $102,643,203 and the average interest rate was 0.26%.

Each fund will engage in repurchase and reverse repurchase transactions with parties approved by TAS or the relevant money manager on the basis of such party’s creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. In connection with reverse repurchase agreements, the funds establish segregated accounts with their custodian in which the funds maintain cash, US government securities, or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligation. Provisions of the repurchase agreements and the procedures adopted by the funds require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

8.  Capital Share Transactions

The funds may charge entry or exit (redemption) fees on subscriptions or redemptions, respectively. While there are no sales commissions (loads) or 12b-1 fees, Multi-Asset Fund assesses entry and exit fees of 0.50% of capital invested or redeemed; International Equity Fund assesses entry and exit fees of 0.75%; and US Equity Fund assesses entry and exit fees of 0.25%. These fees, which are paid to the funds directly, not to TAS or other vendors supplying services to the funds, are designed to allocate transaction costs associated with purchases and redemptions of a fund’s shares to the members actually making such transactions, rather than the funds’ other members. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the affected fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the funds and included in proceeds from shares sold or deducted from distributions for redemptions.

Notes to Financial Statements
December 31, 2010

9.  Delayed Delivery Transactions

The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The funds identify these securities in their records as segregated with a value at least equal to the amount of the purchase commitment.

The Multi-Asset Fund enters into “TBA” (to be announced) purchase commitments to purchase mortgage-backed securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the principal amount delivered will not differ more than 0.01% from the commitment. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the funds’ other assets. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the fund may dispose of a commitment prior to settlement if the respective money manager deems it appropriate to do so.

The Multi-Asset Fund enters into TBA sale commitments to hedge the portfolio or to sell mortgage-backed securities the fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as “cover” for the transaction.

TBA commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments in Note 2. The contracts are marked to market daily, and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

10.  Concentration of Risks

The funds may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. A fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

Multi-Asset, International Equity, and US Equity Funds invest in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

Multi-Asset Fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the respective fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

Multi-Asset, International Equity, and US Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Multi-Asset Fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

Notes to Financial Statements
December 31, 2010

11.  Fundamental Members

The schedule below shows the number of members each owning 25% or more of a fund and the total percentage of the fund held by such members as of December 31, 2010.

Fund	Number		% of Fund Held
International Equity	1	(a)	54
US Equity	1		26
(a)	A Director of the Fund serves as an officer of this member.

From time to time, a fund may have members that hold significant portions of the respective fund’s outstanding shares. Investment activities of such members could have a material impact on those funds.

12.  Indemnifications

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TIP Investment Program, Inc. (comprising, respectively, TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund and TIFF Short-Term Fund)(“TIP”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of TIP’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of TIP’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of TIP’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting TIP Investment Program, Inc. at December 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 28, 2011

Additional Information (Unaudited)
December 31, 2010

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during the taxable year ended December 31, 2010.

The table below shows distributions paid from investment company taxable income for the year ended December 31, 2010, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

Fund	Qualified Dividend Income
Multi-Asset	$23,606,184
International Equity	4,574,993
US Equity	1,132,148
Short-Term	—

The amounts of distributions designated as long-term capital gains for taxable year ended December 31, 2010 are as follows:

Fund	Net Long-Term Capital Gains
Multi-Asset	$1,696,989
International Equity	—
US Equity	—
Short-Term	—

DIRECTORS AND PRINCIPAL OFFICERS (UNAUDITED)

The board of directors of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among responsibilities of the board of directors are approving the selection of the investment advisor and money managers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the fund until his or her termination, or until the director’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Directors

Sheryl L. Johns
Born 1956 Director since April 1996 4 funds overseen	Principal Occupation(s) During the Past Five Years: Executive Vice President, Houston Endowment Inc., a private foundation. Other Directorships: TIFF Education Foundation.
William McCalpin
Born 1957 Director since February 2008 Board Chair since 2008 4 funds overseen	Principal Occupation(s) During the Past Five Years:
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009-present).
Chair of the Board of Trustees of The Janus Funds (2008-present).
Formerly Executive Vice President and Chief Operating Officer, Rockefeller Brothers Fund, a private foundation (1998-2006).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Director since January 2010 4 funds overseen	Principal Occupation(s) During the Past Five Years: President and CEO, The Columbia Investment Management Company, which manages Columbia University's endowment. Other Directorships: The Chapin School.

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years: CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program, Inc. Directorships: TIFF Advisory Services, Inc.
Laurence H. Lebowitz
Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010-present). Chairman/Managing Director, HBK Capital Management (1992-2009). Directorships: TIFF Advisory Services, Inc.
Tina M. Leiter
Born 1966 Secretary since June 2003	Principal Occupation(s) During the Past Five Years: Deputy Compliance Officer (2008-present), Secretary (2004-present), Chief Compliance Officer (2004-2008), TIFF Advisory Services, Inc.

DIRECTORS AND PRINCIPAL OFFICERS (UNAUDITED)

Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006-December 2008)	Principal Occupation(s) During the Past Five Years:
Vice President/Treasurer, TIFF Advisory Services, Inc. (2006-present).
Partner, Crane, Tonelli, Rosenberg & Co., LLP, public accounting firm (1998-2006).
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc. (2006-present).
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc.
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008-present). Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005-2008).

TIFF Investment Program

ADVISOR
TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone    610-684-8000
fax        610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Two Commerce Square
Suite 4000
2001 Market Street
Philadelphia, PA 19103

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
Aronson + Johnson + Ortiz LP
Brookfield Investment Management Inc.
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Joho Capital, LLC (AF)
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Maverick Capital, Ltd. (AF)
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
Regiment Capital Management, LLC (AF)
Shapiro Capital Management LLC
Sleep, Zakaria & Company, Ltd. (AF)
Smith Breeden Associates, Inc.
Southeastern Asset Management, Inc.
TIFF Advisory Services, Inc.
Theleme Partners LLP (AF)
Wellington Management Company, LLP
Westport Asset Management, Inc.

TIFF International Equity Fund
Convexity Capital Management LP (AF)
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Mission Value Partners, LLC
Mondrian Investment Partners Limited
TIFF Advisory Services, Inc.

TIFF US Equity Fund
Adage Capital Management, LP (AF)
Aronson+Johnson+Ortiz LP
Shapiro Capital Management LLC
TIFF Advisory Services, Inc.
Westport Asset Management, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2010, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Sheryl L. Johns, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent accountant, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2010 and 2009 or services that are normally provided by the independent accountant in connection with statutory or regulatory filings or engagements for those fiscal years were $221,100 and $213,300, respectively.
(b)	AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant, Ernst & Young LLP, that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst & Young LLP to the Registrant for fiscal years ended December 31, 2010 and 2009 were $6,000 and $6,000, respectively. These fees were for the review of the Registrant’s semi-annual report.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by the Registrant’s independent accountant, Ernst & Young LLP, for the fiscal years ended December 31, 2010 and 2009 were $84,500 and $96,275, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by the Registrant’s independent accountant, Ernst & Young LLP, for the fiscal years ended December 31, 2010 or 2009.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: Normally, the Registrant’s audit committee pre-approves the provision of all audit and non-audit services. In addition, the Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee in the interim period between audit committee meeetings; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.
(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by the Registrant’s independent accountant, Ernst & Young LLP, for services rendered to the Registrant, and to the Registrant’s Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2010 and 2009 were $242,499 and $287,064, respectively.
(h)	The Registrant’s audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics as described in item 2 is attached.
(a)(2)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.
(a)(3)	Not applicable to this filing.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program, Inc.
By (Signature and Title)	/s/ Richard J. Flannery Richard J. Flannery President and Chief Executive Officer
Date	2/28/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery Richard J. Flannery President and Chief Executive Officer
Date	2/28/2011

By (Signature and Title)	/s/ Dawn I. Lezon Dawn I. Lezon Treasurer and Chief Financial Officer
Date	2/28/2011